UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2022

Active Equity Multi-Manager Funds
Multi-Manager International Equity
Multi-Manager U.S. Small Cap Equity

Active Equity Multi-Manager Funds

∎	MULTI-MANAGER INTERNATIONAL EQUITY

∎	MULTI-MANAGER U.S. SMALL CAP EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Active Multi-Manager Funds

The following are highlights both of key factors affecting the equity markets and of any key changes made to the Goldman Sachs Active Multi-Manager Funds (the “Funds”) during the six months ended April 30, 2022 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmarks during the Reporting Period. A fuller review of the markets and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended October 31, 2022.

Market and Economic Review

Equity Markets

•	Global equities, as represented by the MSCI All Country World Index (“MSCI ACWI”) Investable Market Index, returned -11.87% during the Reporting Period.

•	When the Reporting Period began in November 2021, global equities suffered a sharp sell-off amid worries about rising inflation.

•	Global equities then rebounded in December 2021 on expectations of healthy economic growth globally, as the COVID-19 Omicron variant proved to be less severe than previously expected.

•	In the first four months of 2022, global equities declined amid persistent inflation and anticipation of a change in Federal Reserve (“Fed”) monetary policy.

•	At their March policy meeting, Fed officials raised the targeted federal funds rate by 25 basis points — the first rate hike in more than three years. (A basis point is 1/100th of a percentage point.)

•

The Fed’s policy shift led to a spike in interest rates that proved to be a substantial headwind for longer duration growth stocks. The information technology sector was especially challenged, as technology companies tend to deliver a higher proportion of their cash flows in the distant future.

•	Market volatility increased in late February 2022 and through the end of the Reporting Period in response to Russia’s invasion of Ukraine.

•	From a style perspective, growth stocks underperformed value stocks during the Reporting Period. High dividend and minimum volatility factors significantly outperformed momentum and quality factors.

•	From a regional perspective, both developed markets and emerging markets equities produced negative returns.

•	Within the developed markets, Japanese equities were weak, driven by the depreciation of the Japanese yen versus the U.S. dollar.

•

Emerging markets stocks lagged developed market stocks. China’s equity market declined, as its government’s zero-tolerance COVID-19 policy dampened economic growth expectations. Continued regulatory headwinds for technology companies also weighed on Chinese equities.

•	A number of index providers, including MSCI, excluded Russia from their indices beginning in March, declaring the Russian equity market had become inaccessible to foreign investors.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

FUND BASICS

Multi-Manager International Equity Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	MSCI® EAFE® Index (Net, USD, Unhedged)[2]
Class P Shares	-14.65%	-11.80%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN EQUITY HOLDINGS AS OF 4/30/22[3]

Holding	% of Net Assets	Line of Business

Nestle SA	1.9%	Food Products
Roche Holding AG	1.7	Pharmaceuticals
Pernod Ricard SA	1.6	Beverages
Amadeus IT Group SA	1.6	IT Services
RELX PLC	1.6	Professional Services
AIA Group Ltd.	1.5	Insurance
Novo Nordisk A/S Class B	1.5	Pharmaceuticals
Compass Group PLC	1.4	Hotels, Restaurants & Leisure
Novartis AG	1.4	Pharmaceuticals
Aon PLC Class A	1.4	Insurance

[3]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2022

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	Russell 2000® Total Return Index[2]
Class P Shares	-15.15%	-18.38%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN EQUITY HOLDINGS AS OF 4/30/22[3]

Holding	% of Net Assets	Line of Business

Genpact Ltd.	1.0%	IT Services
Waste Connections, Inc.	0.9	Commercial Services & Supplies
Zynga, Inc. Class A	0.9	Entertainment
Graphic Packaging Holding Co.	0.9	Containers & Packaging
ABM Industries, Inc.	0.9	Commercial Services & Supplies
Prosperity Bancshares, Inc.	0.8	Banks
Bright Horizons Family Solutions, Inc.	0.8	Diversified Consumer Services
Casey’s General Stores, Inc.	0.8	Food & Staples Retailing
Workiva, Inc.	0.8	Software
Evo Payments, Inc. Class A	0.7	IT Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2022

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 95.3%
Australia – 0.9%
59,793	CSL Ltd. (Biotechnology)	$11,411,501

Belgium – 0.2%
39,738	KBC Group NV (Banks)	2,703,449

Canada – 5.5%
112,350	Air Canada* (Airlines)	1,967,754
38,300	Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	1,705,038
32,114	BRP, Inc. (Leisure Products)	2,601,568
286,483	CAE, Inc.* (Aerospace & Defense)	6,812,794
107,953	Canadian National Railway Co. (Road & Rail)	12,696,765
196,740	Canadian Pacific Railway Ltd. (Road & Rail)	14,402,010
20,023	Intact Financial Corp. (Insurance)	2,801,178
88,648	National Bank of Canada (Banks)	6,191,179
7,430	Shopify, Inc. Class A* (IT Services)	3,171,273
263,163	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	9,460,061
58,303	The Toronto-Dominion Bank (Banks)	4,211,213
34,388	TMX Group Ltd. (Capital Markets)	3,501,036

		69,521,869

China – 2.3%
3,564,000	Beijing Capital International Airport Co. Ltd. Class H* (Transportation Infrastructure)	1,947,039
1,772,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	3,417,856
3,333	JD.com, Inc. Class A* (Internet & Direct Marketing Retail)	103,918
680,000	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	5,300,033
853,861	Ming Yang Smart Energy Group Ltd. (Electrical Equipment)	2,807,892
110,200	NetEase, Inc. (Entertainment)	2,110,911
744,817	Ping An Bank Co. Ltd. (Banks)	1,706,969
350,700	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	4,758,636
88,200	Tencent Holdings Ltd. (Interactive Media & Services)	4,156,415
61,331	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	2,563,636

		28,873,305

Denmark – 2.7%
73,619	Carlsberg AS Class B (Beverages)	9,352,052
21,683	DSV A/S (Air Freight & Logistics)	3,554,964
8,851	Genmab A/S* (Biotechnology)	3,112,378
162,911	Novo Nordisk A/S Class B (Pharmaceuticals)	18,608,710

		34,628,104

Common Stocks – (continued)
Finland – 0.5%
104,070	Sampo Oyj Class A (Insurance)	5,053,373
56,466	Valmet Oyj (Machinery)	1,512,204

		6,565,577

France – 14.1%
81,409	Air Liquide SA (Chemicals)	14,084,430
32,331	Airbus SE (Aerospace & Defense)	3,539,334
308,038	Alstom SA (Machinery)	6,770,801
234,852	AXA SA (Insurance)	6,213,014
52,349	BNP Paribas SA (Banks)	2,714,368
81,996	Bureau Veritas SA (Professional Services)	2,355,475
47,703	Capgemini SE (IT Services)	9,711,328
93,008	Carrefour SA (Food & Staples Retailing)	1,972,473
40,224	Cie de Saint-Gobain (Building Products)	2,346,594
22,577	Cie Generale des Etablissements Michelin SCA (Auto Components)	2,796,385
138,040	Danone SA (Food Products)	8,347,451
57,471	Dassault Systemes SE (Software)	2,541,618
779,347	Engie SA (Multi-Utilities)	9,196,661
33,489	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	5,701,426
9,708	L’Oreal SA (Personal Products)	3,531,866
40,718	Legrand SA (Electrical Equipment)	3,608,192
26,120	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	16,903,166
96,820	Pernod Ricard SA (Beverages)	19,982,109
164,701	Sanofi (Pharmaceuticals)	17,408,053
115,130	Schneider Electric SE (Electrical Equipment)	16,517,600
30,554	Thales SA (Aerospace & Defense)	3,911,672
234,217	TotalEnergies SE (Oil, Gas & Consumable Fuels)	11,500,749
169,639	Valeo (Auto Components)	3,084,225
50,950	Vinci SA (Construction & Engineering)	4,943,875

		179,682,865

Germany – 5.6%
185,413	Bayer AG* (Pharmaceuticals)	12,213,347
67,885	Beiersdorf AG (Personal Products)	6,818,404
44,921	Continental AG* (Auto Components)	3,078,935
47,143	Deutsche Boerse AG (Capital Markets)	8,207,339
132,108	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	3,749,649
37,167	Merck KGaA (Pharmaceuticals)	6,895,492
11,375	MTU Aero Engines AG* (Aerospace & Defense)	2,293,946
195,613	RWE AG (Independent Power and Renewable Electricity Producers)	8,121,734

6	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
164,335	SAP SE (Software)	$16,654,686
80,562	Vonovia SE (Real Estate Management & Development)	3,209,668

		71,243,200

Hong Kong – 1.8%
1,920,790	AIA Group Ltd. (Insurance)	18,869,375
1,348,200	ESR Cayman Ltd.*(a) (Real Estate Management & Development)	4,092,605

		22,961,980

India – 1.0%
97,693	HDFC Bank Ltd. (Banks)	1,751,423
203,960	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	5,884,642
98,003	Tata Consultancy Services Ltd. (IT Services)	4,516,795

		12,152,860

Indonesia – 0.0%
978,900	Bank Mandiri Persero Tbk PT (Banks)	601,079

Ireland – 6.3%
47,502	Accenture PLC Class A (IT Services)	14,267,701
61,701	Aon PLC Class A (Insurance)	17,769,271
363,343	Experian PLC (Professional Services)	12,547,814
32,040	ICON PLC* (Life Sciences Tools & Services)	7,247,769
33,263	Linde PLC (Chemicals)	10,432,527
41,064	Medtronic PLC (Health Care Equipment & Supplies)	4,285,439
161,597	Ryanair Holdings PLC ADR* (Airlines)	14,110,650

		80,661,171

Israel – 1.0%
719,515	Bank Leumi Le-Israel BM (Banks)	7,551,127
38,746	Check Point Software Technologies Ltd. (Software)	4,893,232

		12,444,359

Italy – 3.1%
2,176,125	Enel SpA (Electric Utilities)	14,151,107
191,265	Eni SpA (Oil, Gas & Consumable Fuels)	2,673,653
36,324	Ferrari NV (Automobiles)	7,648,191
1,996,122	Intesa Sanpaolo SpA (Banks)	4,067,531
1,232,687	UniCredit SpA (Banks)	11,408,616

		39,949,098

Japan – 9.5%
11,700	BayCurrent Consulting, Inc. (Professional Services)	3,836,046

Common Stocks – (continued)
Japan – (continued)
63,900	Daikin Industries Ltd. (Building Products)	9,765,043
50,300	Denso Corp. (Auto Components)	3,065,546
69,300	FANUC Corp. (Machinery)	10,618,704
159,500	Hitachi Ltd. (Industrial Conglomerates)	7,564,519
34,800	Hoya Corp. (Health Care Equipment & Supplies)	3,453,625
15,800	Keyence Corp. (Electronic Equipment, Instruments & Components)	6,351,665
83,400	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	2,033,234
57,100	Koito Manufacturing Co. Ltd. (Auto Components)	2,095,257
25,700	Kose Corp. (Personal Products)	2,638,387
291,400	Kubota Corp. (Machinery)	4,950,495
74,500	Kyocera Corp. (Electronic Equipment, Instruments & Components)	3,911,767
40,200	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	5,370,774
107,400	Makita Corp. (Machinery)	3,174,405
89,300	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	5,322,948
455,700	Olympus Corp. (Health Care Equipment & Supplies)	8,020,830
14,000	Shimano, Inc. (Leisure Products)	2,480,580
15,600	Shin-Etsu Chemical Co. Ltd. (Chemicals)	2,143,978
7,200	SMC Corp. (Machinery)	3,486,385
52,400	Sony Group Corp. (Household Durables)	4,522,173
146,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,429,363
69,800	Suzuki Motor Corp. (Automobiles)	2,104,128
269,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	7,805,445
150,900	Terumo Corp. (Health Care Equipment & Supplies)	4,491,559
9,200	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	3,881,907
76,200	Yamaha Corp. (Leisure Products)	2,911,371

		120,430,134

Macau* – 0.5%
2,609,600	Sands China Ltd. (Hotels, Restaurants & Leisure)	5,752,015

Mexico – 0.3%
547,400	Arca Continental SAB de CV (Beverages)	3,473,542

Netherlands – 4.6%
2,700	Adyen NV*(a) (IT Services)	4,528,692

The accompanying notes are an integral part of these financial statements.	7

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
154,323	Akzo Nobel NV (Chemicals)	$13,386,977
16,716	ASM International NV (Semiconductors & Semiconductor Equipment)	5,023,026
15,557	ASML Holding NV (Semiconductors & Semiconductor Equipment)	8,770,570
865,744	ING Groep NV (Banks)	8,202,240
266,826	Koninklijke Philips NV (Health Care Equipment & Supplies)	6,972,462
65,159	QIAGEN NV* (Life Sciences Tools & Services)	3,004,943
59,186	Randstad NV (Professional Services)	3,129,705
207,479	Universal Music Group NV (Entertainment)	4,814,843

		57,833,458

Portugal – 0.2%
224,726	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	2,735,285

Singapore – 0.4%
207,100	DBS Group Holdings Ltd. (Banks)	5,024,374

South Korea – 1.3%
68,056	NHN KCP Corp.* (IT Services)	1,118,851
8,814	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	11,513,388
39,514	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	3,462,536

		16,094,775

Spain – 3.7%
42,735	Aena SME SA*(a) (Transportation Infrastructure)	6,064,504
318,801	Amadeus IT Group SA* (IT Services)	19,977,000
501,619	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,632,121
524,009	Bankinter SA (Banks)	3,083,727
1,633,347	CaixaBank SA (Banks)	5,272,272
207,819	Iberdrola SA (Electric Utilities)	2,388,007
259,246	Industria de Diseno Textil SA (Specialty Retail)	5,435,679
562,318	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)	807,835
71,676	Siemens Gamesa Renewable Energy SA* (Electrical Equipment)	1,141,696

		46,802,841

Sweden – 1.6%
76,423	Atlas Copco AB Class A (Machinery)	3,464,778
67,929	Evolution AB(a) (Hotels, Restaurants & Leisure)	6,969,400

Common Stocks – (continued)
Sweden – (continued)
267,012	Hexagon AB Class B (Electronic Equipment, Instruments & Components)	3,445,235
365,306	Swedbank AB Class A (Banks)	5,778,863
173,298	Volvo Car AB* (Automobiles)	1,271,344

		20,929,620

Switzerland – 10.3%
217,613	ABB Ltd. (Electrical Equipment)	6,528,812
103,604	Alcon, Inc. (Health Care Equipment & Supplies)	7,397,409
56,873	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	6,608,113
488,355	Credit Suisse Group AG (Capital Markets)	3,314,620
67,101	Idorsia, Ltd.* (Biotechnology)	1,145,305
51,940	Julius Baer Group Ltd. (Capital Markets)	2,482,099
11,312	Lonza Group AG (Life Sciences Tools & Services)	6,669,938
185,901	Nestle SA (Food Products)	23,998,718
201,645	Novartis AG (Pharmaceuticals)	17,819,216
58,299	Roche Holding AG (Pharmaceuticals)	21,618,069
38,722	Sika AG (Chemicals)	11,827,944
455,238	UBS Group AG (Capital Markets)	7,728,408
28,922	Zurich Insurance Group AG (Insurance)	13,167,305

		130,305,956

Taiwan – 1.0%
122,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,206,083
113,695	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	10,565,676

		12,771,759

United Kingdom – 13.5%
75,940	AstraZeneca PLC (Pharmaceuticals)	10,133,530
312,547	Balfour Beatty PLC (Construction & Engineering)	946,927
3,295,833	Barclays PLC (Banks)	6,058,206
1,757,163	BP PLC (Oil, Gas & Consumable Fuels)	8,483,220
139,057	British American Tobacco PLC (Tobacco)	5,828,205
137,799	Coca-Cola European Partners PLC (Beverages)	7,018,199
854,537	Compass Group PLC (Hotels, Restaurants & Leisure)	18,032,301
145,035	Diageo PLC (Beverages)	7,235,630

8	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
193,450	GlaxoSmithKline PLC (Pharmaceuticals)	$4,360,862
468,956	Informa PLC* (Media)	3,326,725
24,629	London Stock Exchange Group PLC (Capital Markets)	2,428,216
733,711	Prudential PLC (Insurance)	9,133,567
159,783	Reckitt Benckiser Group PLC (Household Products)	12,460,767
792,644	RELX PLC (Professional Services)	23,615,444
135,779	Rio Tinto PLC (Metals & Mining)	9,593,621
13,258,526	Rolls-Royce Holdings PLC* (Aerospace & Defense)	13,592,115
350,586	Shell PLC (Oil, Gas & Consumable Fuels)	9,465,977
208,094	Smith & Nephew PLC (Health Care Equipment & Supplies)	3,372,904
1,143,359	Tesco PLC (Food & Staples Retailing)	3,884,354
194,243	Unilever PLC (Personal Products)	9,030,380
217,089	WH Smith PLC* (Specialty Retail)	3,905,707

		171,906,857

United States – 3.4%
22,539	Atlassian Corp. PLC Class A* (Software)	5,067,443
13,440	EPAM Systems, Inc.* (IT Services)	3,561,465
34,867	Ferguson PLC (Trading Companies & Distributors)	4,374,037
20,847	Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	7,392,972
5,451	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	6,963,816
42,745	ResMed, Inc. (Health Care Equipment & Supplies)	8,547,718
30,161	STERIS PLC (Health Care Equipment & Supplies)	6,757,572

		42,665,023

TOTAL COMMON STOCKS
(Cost $1,095,719,010)		$1,210,126,056

Shares	Dividend Rate	Value

Preferred Stocks – 0.6%
Germany – 0.6%
Volkswagen AG (Automobiles)
52,804	3.306%	$8,177,566
(Cost $11,424,576)

Investment Company(b) – 3.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
47,129,290	0.317%	47,129,290
(Cost $47,129,290)

TOTAL INVESTMENTS – 99.6%
(Cost $1,154,272,876)		$1,265,432,912

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		4,933,414

NET ASSETS – 100.0%		$1,270,366,326

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

Sector Allocation as of April 30, 2022
Sector Name	% of Total Market Value

Industrials	17.7%
Health Care	16.5
Financials	15.0
Information Technology	12.9
Consumer Discretionary	10.6
Consumer Staples	10.2
Materials	4.8
Investment Companies	3.8
Energy	3.5
Utilities	2.9
Communication Services	1.1
Real Estate	0.6

TOTAL INVESTMENTS	99.6

The accompanying notes are an integral part of these financial statements.	9

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
State Street Bank and Trust	GBP	2,294	USD	2,882	05/04/22	$3
	USD	89,205	GBP	70,755	05/04/22	234
	USD	95,841	IDR	1,388,193,080	05/09/22	455
	USD	56,474	JPY	7,234,259	05/02/22	725

TOTAL						$1,417

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
State Street Bank and Trust	GBP	296,438	USD	372,827	05/04/22	$(74)

10	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 93.8%
Aerospace & Defense – 1.2%
11,240	AAR Corp.*	$528,055
12,372	BWX Technologies, Inc.	642,354
16,114	Curtiss-Wright Corp.	2,302,852
33,000	Hexcel Corp.	1,793,880
16,079	Woodward, Inc.	1,776,408

		7,043,549

Air Freight & Logistics – 0.4%
7,550	Forward Air Corp.	732,123
27,129	Hub Group, Inc. Class A*	1,821,984

		2,554,107

Airlines* – 0.1%
42,300	Frontier Group Holdings, Inc.	448,803

Auto Components – 1.0%
4,340	Fox Factory Holding Corp.*	355,359
17,320	Gentherm, Inc.*	1,167,714
23,747	LCI Industries	2,311,058
10,336	Standard Motor Products, Inc.	441,141
15,200	Visteon Corp.*	1,591,592

		5,866,864

Automobiles – 0.5%
75,694	Harley-Davidson, Inc.	2,759,046
4,405	Thor Industries, Inc.	337,203

		3,096,249

Banks – 5.6%
10,926	Ameris Bancorp	455,614
26,250	Bank of Hawaii Corp.	1,951,425
35,702	BankUnited, Inc.	1,340,253
16,653	Columbia Banking System, Inc.	467,616
18,720	Customers Bancorp, Inc.*	787,550
25,350	Eagle Bancorp, Inc.	1,276,373
45,220	First Hawaiian, Inc.	1,067,644
25,657	First Merchants Corp.	1,005,498
31,350	Independent Bank Corp.	2,418,966
13,900	Lakeland Financial Corp.	1,012,198
59,874	PacWest Bancorp.	1,969,256
11,525	Pinnacle Financial Partners, Inc.	893,764
9,919	Preferred Bank	665,763
77,819	Prosperity Bancshares, Inc.	5,087,806
48,700	Renasant Corp.	1,450,773
36,480	SouthState Corp.	2,825,011
39,844	Synovus Financial Corp.	1,655,120
23,200	UMB Financial Corp.	2,092,176
60,811	Umpqua Holdings Corp.	1,005,814
108,001	Valley National Bancorp	1,293,852
37,512	Wintrust Financial Corp.	3,275,548

		33,998,020

Biotechnology* – 2.6%
101,229	Abcam PLC ADR	1,571,074
20,420	Apellis Pharmaceuticals, Inc.	888,883
14,388	Ascendis Pharma A/S ADR	1,313,193
15,670	Beam Therapeutics, Inc.	588,095

Common Stocks – (continued)
Biotechnology* – (continued)
10,910	Bicycle Therapeutics PLC ADR	256,167
75,700	BioCryst Pharmaceuticals, Inc.	703,253
22,520	Biohaven Pharmaceutical Holding Co. Ltd.	2,008,108
26,520	Blueprint Medicines Corp.	1,547,442
18,620	Compass Pathways PLC ADR	168,697
24,550	DermTech, Inc.	209,902
68,470	Equillium, Inc.	167,409
38,319	Fate Therapeutics, Inc.	1,094,391
7,850	Karuna Therapeutics, Inc.	874,961
36,560	Kezar Life Sciences, Inc.	434,333
31,153	Neurocrine Biosciences, Inc.	2,804,704
24,710	Opthea, Ltd. ADR	141,341
13,380	Scholar Rock Holding Corp.	94,597
17,600	SpringWorks Therapeutics, Inc.	755,216

		15,621,766

Building Products – 2.2%
3,000	Carlisle Cos., Inc.	778,080
17,600	Gibraltar Industries, Inc.*	665,984
7,303	Masonite International Corp.*	566,128
98,936	Resideo Technologies, Inc.*	2,225,071
8,420	Simpson Manufacturing Co., Inc.	872,901
99,726	The AZEK Co., Inc.*	2,118,180
26,100	UFP Industries, Inc.	2,019,357
118,653	Zurn Water Solutions Corp.	3,704,347

		12,950,048

Capital Markets – 0.9%
27,550	Artisan Partners Asset Management, Inc. Class A	885,457
17,150	Cohen & Steers, Inc.	1,332,384
21,099	Evercore, Inc. Class A	2,231,219
28,020	Focus Financial Partners, Inc. Class A*	1,105,389

		5,554,449

Chemicals – 2.8%
14,760	Avient Corp.	726,782
26,541	Cabot Corp.	1,747,725
46,447	Ecovyst, Inc.	467,257
49,673	H.B. Fuller Co.	3,313,189
14,796	Ingevity Corp.*	886,280
15,425	Innospec, Inc.	1,470,157
25,458	Minerals Technologies, Inc.	1,619,383
16,853	Quaker Chemical Corp.	2,742,152
41,419	Schweitzer-Mauduit International, Inc.	1,042,102
98,260	Valvoline, Inc.	2,970,400

		16,985,427

Commercial Services & Supplies – 4.2%
108,418	ABM Industries, Inc.	5,233,337
98,030	ACCO Brands Corp.	718,560
57,332	BrightView Holdings, Inc.*	725,823
59,258	Harsco Corp.*	605,617
119,102	IAA, Inc.*	4,365,088
68,923	KAR Auction Services, Inc.*	1,010,411

The accompanying notes are an integral part of these financial statements.	11

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Commercial Services & Supplies – (continued)
16,037	MSA Safety, Inc.	$1,935,505
48,416	Steelcase, Inc. Class A	567,920
21,553	The Brink’s Co.	1,270,549
7,200	UniFirst Corp.	1,240,560
49,032	Viad Corp.*	1,605,798
41,380	Waste Connections, Inc.	5,709,199

		24,988,367

Communications Equipment – 0.7%
18,825	ADTRAN, Inc.	327,367
93,328	CommScope Holding Co., Inc.*	562,768
318,157	Infinera Corp.*	2,446,627
48,650	NETGEAR, Inc.*	1,055,705

		4,392,467

Construction & Engineering – 1.3%
11,975	Comfort Systems USA, Inc.	1,010,930
29,626	EMCOR Group, Inc.	3,154,576
7,600	MYR Group, Inc.*	601,084
12,687	Valmont Industries, Inc.	3,156,652

		7,923,242

Construction Materials – 0.3%
5,900	Eagle Materials, Inc.	727,588
44,210	Summit Materials, Inc. Class A*	1,229,038

		1,956,626

Consumer Finance – 1.4%
91,488	Navient Corp.	1,453,744
8,905	Nelnet, Inc. Class A	730,834
43,843	PRA Group, Inc.*	1,842,721
11,960	PROG Holdings, Inc.*	316,581
227,068	SLM Corp.	3,798,848

		8,142,728

Containers & Packaging – 1.7%
247,731	Graphic Packaging Holding Co.	5,400,536
42,300	Silgan Holdings, Inc.	1,876,851
32,000	Sonoco Products Co.	1,981,120
41,900	TriMas Corp.	1,237,726

		10,496,233

Diversified Consumer Services – 2.3%
42,160	Bright Horizons Family Solutions, Inc.*	4,816,359
31,656	Frontdoor, Inc.*	978,487
19,234	H&R Block, Inc.	501,430
80,017	Stride, Inc.*	3,144,668
97,856	Terminix Global Holdings, Inc.*	4,490,612

		13,931,556

Diversified Telecommunication Services – 0.3%
32,748	Cogent Communications Holdings, Inc.	1,915,758

Electric Utilities – 0.4%
19,075	ALLETE, Inc.	1,131,911
14,100	MGE Energy, Inc.	1,097,967

		2,229,878

Common Stocks – (continued)
Electrical Equipment – 0.3%
16,645	EnerSys	1,089,582
69,164	GrafTech International Ltd.	628,009

		1,717,591

Electronic Equipment, Instruments & Components – 3.7%
43,115	Advanced Energy Industries, Inc.	3,299,160
71,201	Avnet, Inc.	3,108,636
66,996	Belden, Inc.	3,459,003
11,700	Fabrinet*	1,148,823
41,259	Insight Enterprises, Inc.*	4,099,907
14,506	Littelfuse, Inc.	3,325,500
13,850	Plexus Corp.*	1,123,789
35,400	ScanSource, Inc.*	1,212,096
12,951	TD SYNNEX Corp.	1,296,266

		22,073,180

Energy Equipment & Services – 1.2%
81,655	Cactus, Inc. Class A	4,077,034
51,730	ChampionX Corp.	1,091,503
130,150	Helix Energy Solutions Group, Inc.*	534,917
41,374	National Energy Services Reunited Corp.*	276,792
95,966	NexTier Oilfield Solutions, Inc.*	1,058,505

		7,038,751

Entertainment – 0.9%
3,720	World Wrestling Entertainment, Inc. Class A	217,211
653,142	Zynga, Inc. Class A*	5,401,484

		5,618,695

Equity Real Estate Investment Trusts (REITs) – 3.2%
116,550	Apple Hospitality REIT, Inc.	2,061,770
74,425	Corporate Office Properties Trust	1,986,403
54,025	Cousins Properties, Inc.	1,939,498
238,299	DigitalBridge Group, Inc.*	1,658,561
21,439	EastGroup Properties, Inc.	4,019,812
31,100	First Industrial Realty Trust, Inc.	1,803,800
67,125	Four Corners Property Trust, Inc.	1,843,253
19,850	National Storage Affiliates Trust	1,123,510
50,300	Rayonier, Inc.	2,172,960
13,923	Spirit Realty Capital, Inc.	604,954

		19,214,521

Food & Staples Retailing – 1.3%
15,470	BJ’s Wholesale Club Holdings, Inc.*	995,494
23,439	Casey’s General Stores, Inc.	4,718,271
41,300	Performance Food Group Co.*	2,034,025

		7,747,790

Food Products – 1.7%
44,515	Fresh Del Monte Produce, Inc.	1,159,616
13,340	Freshpet, Inc.*	1,245,289
19,775	Ingredion, Inc.	1,683,050
6,175	Lancaster Colony Corp.	958,237

12	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Food Products – (continued)
80,148	Nomad Foods Ltd.*	$1,479,532
18,900	The Hain Celestial Group, Inc.*	633,906
74,891	The Simply Good Foods Co.*	3,119,210

		10,278,840

Gas Utilities – 0.2%
13,375	ONE Gas, Inc.	1,128,449

Health Care Equipment & Supplies – 3.6%
47,650	AngioDynamics, Inc.*	1,003,032
12,490	Axonics, Inc.*	647,232
5,620	CONMED Corp.	747,235
31,838	CryoPort, Inc.*	718,265
51,795	Envista Holdings Corp.*	2,052,118
48,869	Establishment Labs Holdings, Inc.*	3,457,970
9,859	Haemonetics Corp.*	499,556
19,920	Inari Medical, Inc.*	1,607,544
11,100	Integer Holdings Corp.*	834,387
11,860	LivaNova PLC*	909,188
32,000	Natus Medical, Inc.*	1,064,640
29,799	Nevro Corp.*	1,838,300
99,287	Ortho Clinical Diagnostics Holdings PLC*	1,748,444
40,596	OrthoPediatrics Corp.*	1,830,068
6,260	Shockwave Medical, Inc.*	946,074
103,298	SI-BONE, Inc.*	2,063,894

		21,967,947

Health Care Providers & Services – 3.1%
14,900	Acadia Healthcare Co., Inc.*	1,011,412
127,943	Accolade, Inc.*	711,363
105,107	agilon health, Inc.*	1,867,751
143,890	Alignment Healthcare, Inc.*	1,382,783
2,525	Chemed Corp.	1,240,760
38,172	Encompass Health Corp.	2,627,379
62,300	Hanger, Inc.*	1,024,212
69,643	HealthEquity, Inc.*	4,340,152
22,720	Option Care Health, Inc.*	678,873
49,951	PetIQ, Inc.*	994,025
13,804	Progyny, Inc.*	530,764
31,867	R1 RCM, Inc.*	717,645
33,010	Surgery Partners, Inc.*	1,688,791

		18,815,910

Health Care Technology* – 1.2%
176,213	Change Healthcare, Inc.	4,151,579
24,230	Health Catalyst, Inc.	403,187
7,550	Inspire Medical Systems, Inc.	1,553,488
49,290	Phreesia, Inc.	1,127,755

		7,236,009

Hotels, Restaurants & Leisure – 3.0%
23,951	Choice Hotels International, Inc.	3,364,157
18,275	Churchill Downs, Inc.	3,708,728
32,327	First Watch Restaurant Group, Inc.*	420,251
14,300	Hyatt Hotels Corp. Class A*	1,357,928
40,030	International Game Technology PLC	873,855

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
120,482	MakeMyTrip Ltd.*	3,068,677
9,010	Papa John’s International, Inc.	820,360
15,510	Planet Fitness, Inc. Class A*	1,241,265
14,240	SeaWorld Entertainment, Inc.*	960,346
31,970	Travel + Leisure Co.	1,773,696
6,830	Wingstop, Inc.	626,721

		18,215,984

Household Durables – 0.9%
5,100	Helen of Troy Ltd.*	1,094,001
10,333	Meritage Homes Corp.*	852,989
42,957	Tempur Sealy International, Inc.	1,164,564
11,612	Toll Brothers, Inc.	538,449
8,353	TopBuild Corp.*	1,513,062

		5,163,065

Household Products – 0.9%
17,175	Central Garden & Pet Co. Class A*	710,702
55,025	Energizer Holdings, Inc.	1,666,707
32,973	Spectrum Brands Holdings, Inc.	2,805,013

		5,182,422

Insurance – 2.9%
23,350	AMERISAFE, Inc.	1,082,272
37,149	Assured Guaranty Ltd.	2,048,767
40,542	Axis Capital Holdings Ltd.	2,324,273
34,190	Bright Health Group, Inc.*	61,542
15,955	Employers Holdings, Inc.	627,670
28,918	First American Financial Corp.	1,686,208
44,614	ProAssurance Corp.	1,096,166
3,650	RenaissanceRe Holdings Ltd.	523,848
27,100	Ryan Specialty Group Holdings, Inc. Class A*	1,002,429
16,700	Selective Insurance Group, Inc.	1,375,412
17,150	Stewart Information Services Corp.	884,940
20,130	The Hanover Insurance Group, Inc.	2,955,487
1,832	White Mountains Insurance Group Ltd.	1,919,973

		17,588,987

Interactive Media & Services* – 0.6%
390,771	Angi, Inc.	1,723,300
32,872	Yelp, Inc.	1,069,326
41,180	ZipRecruiter, Inc.	926,962

		3,719,588

Internet & Direct Marketing Retail* – 0.0%
62,940	Porch Group, Inc.	232,878

IT Services – 3.7%
8,284	Concentrix Corp.	1,304,564
19,970	DigitalOcean Holdings, Inc.*	787,417
17,267	EVERTEC, Inc.	680,320
200,126	Evo Payments, Inc. Class A*	4,508,839
8,570	Flywire Corp.*	261,471
145,663	Genpact Ltd.	5,865,849
18,852	MAXIMUS, Inc.	1,373,934
63,490	Paya Holdings, Inc.*	323,164

The accompanying notes are an integral part of these financial statements.	13

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
25,000	Paymentus Holdings, Inc. Class A*	$414,000
25,595	Rackspace Technology, Inc.*	253,134
19,202	TTEC Holdings, Inc.	1,417,299
74,747	Unisys Corp.*	1,062,155
14,354	WEX, Inc.*	2,386,209
19,810	WNS Holdings Ltd. ADR*	1,552,510

		22,190,865

Leisure Products – 1.5%
29,490	Acushnet Holdings Corp.	1,201,423
111,502	Callaway Golf Co.*	2,446,354
110,458	Clarus Corp.	2,468,736
83,350	Mattel, Inc.*	2,026,238
22,840	YETI Holdings, Inc.*	1,116,191

		9,258,942

Life Sciences Tools & Services – 1.3%
34,904	Bruker Corp.	2,006,631
6,390	Charles River Laboratories International, Inc.*	1,543,249
20,990	Codexis, Inc.*	252,510
187,636	NeoGenomics, Inc.*	1,773,160
26,705	Syneos Health, Inc.*	1,951,868

		7,527,418

Machinery – 3.2%
10,525	Alamo Group, Inc.	1,330,781
22,556	Allison Transmission Holdings, Inc.	844,497
51,209	Altra Industrial Motion Corp.	1,997,151
24,650	Astec Industries, Inc.	963,815
6,860	Chart Industries, Inc.*	1,158,105
21,875	Columbus McKinnon Corp.	775,469
14,500	Crane Co.	1,395,335
50,440	Evoqua Water Technologies Corp.*	2,102,843
41,912	Hillenbrand, Inc.	1,710,848
4,640	IDEX Corp.	880,765
16,145	John Bean Technologies Corp.	1,903,334
36,200	Kennametal, Inc.	931,426
23,300	Mueller Industries, Inc.	1,261,695
12,911	Terex Corp.	438,974
31,550	The Manitowoc Co., Inc.*	417,722
38,837	Wabash National Corp.	555,757
5,300	Watts Water Technologies, Inc. Class A	675,538

		19,344,055

Media – 1.0%
46,817	Gray Television, Inc.	867,051
14,094	Nexstar Media Group, Inc. Class A	2,232,772
65,209	TEGNA, Inc.	1,437,858
86,250	The E.W. Scripps Co. Class A*	1,419,675

		5,957,356

Metals & Mining – 0.4%
17,100	Kaiser Aluminum Corp.	1,650,150
18,300	Worthington Industries, Inc.	870,531

		2,520,681

Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – 0.6%
29,063	Ares Commercial Real Estate Corp.	437,979
53,298	Blackstone Mortgage Trust, Inc. Class A	1,601,072
63,725	Starwood Property Trust, Inc.	1,458,028

		3,497,079

Multi-Utilities – 0.2%
20,125	NorthWestern Corp.	1,140,886

Oil, Gas & Consumable Fuels – 3.3%
145,988	Delek U.S. Holdings, Inc.*	3,532,909
121,907	Enerplus Corp.	1,492,142
209,338	Kosmos Energy Ltd.*	1,415,125
65,350	Magnolia Oil & Gas Corp. Class A	1,518,734
28,590	Matador Resources Co.	1,395,764
40,098	Par Pacific Holdings, Inc.*	588,238
62,291	PDC Energy, Inc.	4,344,174
27,240	Ranger Oil Corp.*	867,594
61,312	Viper Energy Partners LP	1,761,494
11,848	Whiting Petroleum Corp.	865,496
86,955	World Fuel Services Corp.	2,106,050

		19,887,720

Personal Products – 0.6%
30,750	BellRing Brands, Inc.*	658,973
20,425	Edgewell Personal Care Co.	779,010
65,550	elf Beauty, Inc.*	1,594,831
41,470	The Beauty Health Co.*	543,257

		3,576,071

Pharmaceuticals* – 0.3%
8,645	Catalent, Inc.	782,891
18,650	Intra-Cellular Therapies, Inc.	943,877

		1,726,768

Professional Services – 2.8%
21,035	ASGN, Inc.*	2,386,421
26,875	CBIZ, Inc.*	1,125,794
28,146	FTI Consulting, Inc.*	4,438,905
17,000	ICF International, Inc.	1,679,770
20,623	Korn Ferry	1,267,077
49,832	ManTech International Corp. Class A	4,003,503
23,118	Science Applications International Corp.	1,924,111

		16,825,581

Real Estate Management & Development – 0.5%
9,350	Colliers International Group, Inc.	1,030,838
71,300	Cushman & Wakefield PLC*	1,276,270
73,475	Realogy Holdings Corp.*	805,286

		3,112,394

Road & Rail – 1.0%
21,384	Knight-Swift Transportation Holdings, Inc.	1,024,080
2,903	Landstar System, Inc.	449,675
90,000	Marten Transport Ltd.	1,564,200
2,550	Saia, Inc.*	525,198
59,677	Werner Enterprises, Inc.	2,364,999

		5,928,152

14	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 2.9%
21,623	CMC Materials, Inc.	$3,868,571
41,550	Cohu, Inc.*	1,103,568
26,302	Entegris, Inc.	2,929,780
12,730	Impinj, Inc.*	627,080
23,075	Kulicke & Soffa Industries, Inc.	1,070,911
32,646	Lattice Semiconductor Corp.*	1,568,314
43,280	MACOM Technology Solutions Holdings, Inc.*	2,205,116
15,772	Power Integrations, Inc.	1,261,760
3,670	Silicon Laboratories, Inc.*	495,119
2,940	SiTime Corp.*	495,596
43,145	SMART Global Holdings, Inc.*	977,665
29,446	Ultra Clean Holdings, Inc.*	917,832

		17,521,312

Software – 5.7%
32,230	ACI Worldwide, Inc.*	890,193
135,680	Avaya Holdings Corp.*	1,255,040
46,720	Blackline, Inc.*	3,132,576
23,020	Box, Inc. Class A*	704,872
73,225	Cognyte Software Ltd.*	496,465
55,126	Couchbase, Inc.*	937,142
54,776	Dynatrace, Inc.*	2,101,207
22,964	Envestnet, Inc.*	1,828,853
4,670	Gitlab, Inc. Class A*	223,833
25,969	InterDigital, Inc.	1,476,338
31,480	Jamf Holding Corp.*	969,584
26,704	Mimecast Ltd.*	2,127,775
43,891	NCR Corp.*	1,537,502
66,557	PROS Holdings, Inc.*	1,858,937
7,997	Q2 Holdings, Inc.*	413,685
21,090	Smartsheet, Inc. Class A*	1,019,280
11,180	Sprout Social, Inc.*	685,110
87,870	Sumo Logic, Inc.*	824,221
42,630	Telos Corp.*	332,088
19,710	Tenable Holdings, Inc.*	1,088,583
45,920	Varonis Systems, Inc.*	1,983,744
37,900	Verint Systems, Inc.*	2,067,824
47,640	Workiva, Inc.*	4,597,736
161,888	Zuora, Inc. Class A*	1,970,177

		34,522,765

Specialty Retail – 1.9%
22,001	American Eagle Outfitters, Inc.	332,435
10,200	Boot Barn Holdings, Inc.*	918,612
11,500	Citi Trends, Inc.*	321,655
42,679	Foot Locker, Inc.	1,250,922
161,036	Leslie’s, Inc.*	3,156,306
5,850	Murphy USA, Inc.	1,366,560
36,953	National Vision Holdings, Inc.*	1,391,280
62,882	Sally Beauty Holdings, Inc.*	950,776
13,500	Signet Jewelers Ltd.	947,700
21,287	Victoria’s Secret & Co.*	1,003,043

		11,639,289

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 1.1%
27,064	Carter’s, Inc.	2,279,871
11,675	Columbia Sportswear Co.	959,218
69,920	Hanesbrands, Inc.	927,139
24,778	Skechers USA, Inc.*	948,998
43,165	Steven Madden Ltd.	1,772,355

		6,887,581

Thrifts & Mortgage Finance – 1.1%
24,550	Essent Group Ltd.	995,011
11,105	Federal Agricultural Mortgage Corp. Class C	1,137,485
13,508	Mr Cooper Group, Inc.*	607,455
23,584	NMI Holdings, Inc. Class A*	433,474
15,917	PennyMac Financial Services, Inc.	772,930
23,859	Walker & Dunlop, Inc.	2,857,354

		6,803,709

Tobacco – 0.3%
15,607	Turning Point Brands, Inc.	489,904
21,774	Universal Corp.	1,259,626

		1,749,530

Trading Companies & Distributors – 1.8%
22,800	Applied Industrial Technologies, Inc.	2,386,932
52,500	Core & Main, Inc. Class A*	1,247,400
4,900	Herc Holdings, Inc.	626,318
18,600	McGrath RentCorp	1,552,356
6,060	SiteOne Landscape Supply, Inc.*	854,642
34,849	WESCO International, Inc.*	4,295,488

		10,963,136

TOTAL COMMON STOCKS
(Cost $550,444,184)		$565,618,034

Shares	Dividend Rate	Value

Investment Company(a) – 6.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
39,600,239	0.317%	$39,600,239
(Cost $39,600,239)

TOTAL INVESTMENTS – 100.3%
(Cost $590,044,423)		$605,218,273

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(2,023,694)

NET ASSETS – 100.0%		$603,194,579

The accompanying notes are an integral part of these financial statements.	15

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

16	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

April 30, 2022 (Unaudited)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Assets:
Investments, at value of unaffiliated issuers (cost $1,107,143,586 and $550,444,184, respectively)	$1,218,303,622	$565,618,034
Investments of affiliated issuers, at value (cost $47,129,290 and $39,600,239, respectively)	47,129,290	39,600,239
Foreign currencies, at value (cost $457,452 and $0, respectively)	460,269	—
Cash	961,611	858,885
Unrealized gain on forward foreign currency exchange contracts	1,417	—
Receivables:
Foreign tax reclaims	3,775,924	—
Dividends	2,762,933	95,207
Fund shares sold	2,555,000	627,000
Investments sold	1,967,533	5,897,630
Investments sold on an extended settlement basis	1,054,250	—
Other assets	398,448	26,223
Total assets	1,279,370,297	612,723,218

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	74	—
Payables:
Investments purchased	4,858,822	8,225,733
Investments purchased on an extended settlement basis	2,091,928	—
Management fees	477,782	307,109
Fund shares redeemed	413,500	362,000
Transfer agency fees	21,762	10,438
Accrued expenses and other liabilities	1,140,103	623,359
Total liabilities	9,003,971	9,528,639

Net Assets:
Paid-in capital	1,179,637,218	594,078,183
Total distributable earnings	90,729,108	9,116,396
NET ASSETS	$1,270,366,326	$603,194,579

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	104,585,944	48,974,598

Net asset value, offering and redemption price per share:	$12.15	$12.32

The accompanying notes are an integral part of these financial statements.	17

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Six Months Ended April 30, 2022 (Unaudited)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,747,694 and $4,171, respectively)	$13,727,980	$2,875,852

Dividends — affiliated issuers	20,686	16,217

Total investment income	13,748,666	2,892,069

Expenses:

Management fees	4,038,892	2,373,172

Custody, accounting and administrative services	408,221	238,911

Transfer Agency fees	134,630	63,284

Professional fees	92,463	81,537

Printing and mailing costs	32,503	25,165

Registration fees	30,801	15,623

Trustee fees	17,026	14,990

Other	15,986	10,347

Total expenses	4,770,522	2,823,029

Less — expense reductions	(1,086,372)	(519,439)

Net expenses	3,684,150	2,303,590

NET INVESTMENT INCOME	10,064,516	588,479

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $4,472 and $7,980, respectively)	5,143,148	4,163,512

Forward foreign currency exchange contracts	(7,628)	—

Foreign currency transactions	(69,938)	11

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(225,687,233)	(108,122,950)

Forward foreign currency exchange contracts	1,343	—

Foreign currency translation	(313,460)	—

Net realized and unrealized loss	(220,933,768)	(103,959,427)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(210,869,252)	$(103,370,948)

18	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund		Multi-Manager U.S. Small Cap Equity Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:
Net investment income	$10,064,516	$18,090,255	$588,479	$954,014
Net realized gain	5,065,582	102,420,107	4,163,523	114,402,053
Net change in unrealized gain (loss)	(225,999,350)	238,748,775	(108,122,950)	74,845,990
Net increase (decrease) in net assets resulting from operations	(210,869,252)	359,259,137	(103,370,948)	190,202,057

Distributions to shareholders:
From distributable earnings	(105,675,977)	(10,201,242)	(105,459,295)	(1,238,041)

From share transactions:
Proceeds from sales of shares	153,509,650	371,379,307	82,638,200	163,430,350
Reinvestment of distributions	105,675,977	10,201,242	105,459,295	1,238,041
Cost of shares redeemed	(45,473,857)	(243,797,703)	(23,572,801)	(147,446,731)
Net increase in net assets resulting from share transactions	213,711,770	137,782,846	164,524,694	17,221,660
TOTAL INCREASE (DECREASE)	(102,833,459)	486,840,741	(44,305,549)	206,185,676

Net assets:
Beginning of period	1,373,199,785	886,359,044	647,500,128	441,314,452
End of period	$1,270,366,326	$1,373,199,785	$603,194,579	$647,500,128

The accompanying notes are an integral part of these financial statements.	19

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager International Equity Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$15.42		$11.16	$11.70	$10.80	$11.62	$9.41

Net investment income(a)	0.10		0.22	0.16	0.28	0.22	0.19

Net realized and unrealized gain (loss)	(2.22)		4.17	(0.40)	1.03	(0.86)	2.17

Total from investment operations	(2.12)		4.39	(0.24)	1.31	(0.64)	2.36

Distributions to shareholders from net investment income	(0.23)		(0.13)	(0.28)	(0.16)	(0.18)	(0.15)

Distributions to shareholder from net realized gains	(0.92)		—	(0.02)	(0.25)	— (b)	—

Total distributions	(1.15)		(0.13)	(0.30)	(0.41)	(0.18)	(0.15)

Net asset value, end of period	$12.15		$15.42	$11.16	$11.70	$10.80	$11.62

Total return(c)	(14.65)%		39.46%	(2.28)%	12.78%	(5.63)%	25.44%

Net assets, end of period (in 000s)	$1,270,366		$1,373,200	$886,359	$823,204	$626,971	$442,830

Ratio of net expenses to average net assets	0.55	%(d)	0.56%	0.57%	0.56%	0.57%	0.57%

Ratio of total expenses to average net assets	0.71	%(d)	0.72%	0.74%	0.76%	0.79%	0.82%

Ratio of net investment income to average net assets	1.50	%(d)	1.50%	1.39%	2.51%	1.85%	1.82%

Portfolio turnover rate(e)	19%		61%	52%	29%	28%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager U.S. Small Cap Equity Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021		2020	2019	2018		2017
Per Share Data

Net asset value, beginning of period	$17.45		$12.14		$13.31	$12.40	$12.77		$10.52

Net investment income(a)	0.01		0.03	(b)	0.05	0.08	0.05	(c)	0.03

Net realized and unrealized gain (loss)	(2.34)		5.31		(0.79)	1.17	(0.10)		2.36

Total from investment operations	(2.33)		5.34		(0.74)	1.25	(0.05)		2.39

Distributions to shareholders from net investment income	(0.03)		(0.03)		(0.08)	(0.04)	(0.07)		(0.04)

Distributions to shareholder from net realized gains	(2.77)		—		(0.35)	(0.30)	(0.25)		(0.10)

Total distributions	(2.80)		(0.03)		(0.43)	(0.34)	(0.32)		(0.14)

Net asset value, end of period	$12.32		$17.45		$12.14	$13.31	$12.40		$12.77

Total return(d)	(15.15)%		44.07%		(5.88)%	10.56%	(0.40)%		22.80%

Net assets, end of period (in 000s)	$603,195		$647,500		$441,314	$377,898	$318,166		$198,378

Ratio of net expenses to average net assets	0.73	%(e)	0.75%		0.77%	0.79%	0.80%		0.80%

Ratio of total expenses to average net assets	0.89	%(e)	0.92%		0.95%	0.96%	1.00%		1.19%

Ratio of net investment income to average net assets	0.19	%(e)	0.17	%(b)	0.44%	0.62%	0.35	%(c)	0.25%

Portfolio turnover rate(f)	25%		105%		85%	88%	32%		44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.23% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

April 30, 2022 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager International Equity	Class P	Diversified
Multi-Manager U.S. Small Cap Equity	Class P	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of April 30, 2022, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Lazard Asset Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management, and WCM Investment Management, LLC and for the Multi-Manager U.S. Small Cap Equity Fund with Boston Partners Global Investors, Inc., Brown Advisory LLC, and Victory Capital Management, Inc., (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

22

ACTIVE EQUITY MULTI-MANAGER FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

23

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement(s) of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

24

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2022:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$15,458,908	$214,991,491	$—

Australia and Oceania	5,067,443	11,411,501	—

Europe	73,208,972	792,047,684	—

North America	102,025,018	4,092,605	—

Investment Company	47,129,290	—	—

Total	$242,889,631	$1,022,543,281	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$1,417	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(74)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

25

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$6,308,724	$—	$—

Australia and Oceania	141,341	—	—

Europe	5,697,851	—	—

North America	553,470,118	—	—

Investment Company	39,600,239	—	—

Total	$605,218,273	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager International Equity Fund
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized loss on forward foreign currency exchange contracts	$1,417	Payable for unrealized loss on forward foreign currency exchange contracts	$(74)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity Fund
Risk	Statement of Operations	Net Realized Loss	Net Change in Unrealized Loss
Currency	Net realized loss from forward foreign currency exchange contracts/Net unrealized loss on forward foreign currency exchange contracts	$7,628	$1,343

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ACTIVE EQUITY MULTI-MANAGER FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

For the six months ended April 30, 2022, the relevant values for each derivative type was as follows:

Average Number of Contracts, Notional Amounts(a)
Fund	Forward contracts
Multi-Manager International Equity	$99,654

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, based on absolute values, which is indicative of volume for this derivative type, for the months that the Funds held such derivatives for the six months ended April 30, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Management Rate
Fund	Contractual Management Rate	Effective Net Management Rate*^
Multi-Manager International Equity	0.60%	0.44%
Multi-Manager U.S. Small Cap Equity	0.75	0.57

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2023, and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended April 30, 2022, GSAM waived $39,926 and $27,732 of the management fee for the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Class P Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds are 0.57% and 0.80%, respectively. These Other Expense limitations will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expense” limitations described above.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2022, these expense reductions, including any fee waivers and Total Annual Operating Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Total Annual Operating Expense Reductions
Multi-Manager International Equity	$1,086,372	$1,086,372
Multi-Manager U.S. Small Cap Equity	519,439	519,439

D.  Line of Credit Facility — As of April 30, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

E.  Other Transactions with Affiliates — For the six months ended April 30, 2022, Goldman Sachs earned $3,607 and $840, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2022:

Fund	Market Value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Market Value as of April 30, 2022	Shares as of April 30, 2022	Dividend Income
Multi-Manager International Equity	$51,983,928	$473,961,660	$(478,816,298)	$47,129,290	47,129,290	$20,686
Multi-Manager U.S. Small Cap Equity	32,813,363	276,017,438	(269,230,562)	39,600,239	39,600,239	16,217

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2022, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Manager International Equity	$361,822,319	$243,787,814
Multi-Manager U.S. Small Cap Equity	200,752,951	147,818,251

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ACTIVE EQUITY MULTI-MANAGER FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2021, the Funds’ had no capital loss carryforwards.

As of April 30, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Tax Cost	$1,188,497,452	$600,307,787
Gross unrealized gain	195,006,348	76,961,841
Gross unrealized loss	(118,070,888)	(72,051,355)
Net unrealized gains (losses)	$76,935,460	$4,910,486

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

8. OTHER RISKS (continued)

currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	11,245,572	$153,509,650	26,007,978	$371,379,307
Reinvestment of distributions	7,532,433	105,675,977	738,685	10,201,242
Shares redeemed	(3,264,834)	(45,473,857)	(17,085,264)	(243,797,703)

NET INCREASE	15,513,171	$213,711,770	9,661,399	$137,782,846

	Multi-Manager U.S. Small Cap Equity Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class P Shares
Shares sold	5,844,492	$82,638,200	9,890,011	$163,430,350
Reinvestment of distributions	7,600,475	105,459,295	82,371	1,238,041
Shares redeemed	(1,582,754)	(23,572,801)	(9,219,404)	(147,446,731)

NET INCREASE	11,862,213	$164,524,694	752,978	$17,221,660

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 3-4, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Six Month Period Ended April 30, 2022 (Unaudited)

As a shareholder of Class P Shares of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 through April 30, 2022, which represents a period of 181 days out of 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Small Cap Equity Fund
Share Class	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/22*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/22*
Class P
Actual	$1,000.00	$853.50		$2.53	$1,000.00	$848.50		$3.35
Hypothethical 5% return	1,000.00	1,022.07	+	2.76	1,000.00	1,021.17	+	3.66

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class P
Multi-Manager International Equity Fund	0.55%
Multi-Manager U.S. Small Cap Equity Fund	0.73

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust II (“the Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against/Withheld	Abstain

Steven D. Krichmar	997,212,261	10,105,414	0

Linda A. Lang	1,004,981,372	2,336,303	0

Michael Latham	995,719,416	11,598,259	0

Lawrence W. Stranghoener	995,630,574	11,687,101	0

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Funds operations are difficult to predict.

36

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.13 trillion in assets under supervision as of March 31, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[5]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[6]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[6]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on the Funds’ managements’ predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include a Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Fund holdings and allocations shown are as of April 30, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2022 Goldman Sachs. All rights reserved. 281652-OTU-1620970 MMGRFDSSAR-22

Goldman Sachs Funds

Semi-Annual Report	April 30, 2022

GQG Partners International Opportunities Fund

Goldman Sachs GQG Partners International Opportunities Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs GQG Partners International Opportunities Fund

The following are highlights both of key factors affecting the international and emerging markets equity markets and of any key changes made to the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”) during the six months ended April 30, 2022 (the “Reporting Period”). A fuller review of the markets and these changes will appear in the Fund’s annual shareholder report covering the 12 months ended October 31, 2022.

Market and Economic Review

International Equities

•	International (or non-U.S. developed markets) equity markets recorded a double-digit negative return during the Reporting Period but outperformed emerging markets equities.

•	As the Reporting Period began, international equity markets receded in November 2021 following a strong October.

•

The markets fell around fears that the new Omicron variant of COVID-19 would weigh on investor sentiment. Travel restrictions were re-imposed to curtail the variant’s spread, and lockdown measures were re-instituted in Europe. Japan’s equity market fell due to both inflation and supply-chain issues as well as concerns about the Omicron variant.

•	Persistently high inflation weighed on market sentiment as well.

•

In December 2021, international equities experienced a strong rebound, as the initial scare around the Omicron variant dissipated amid studies showing its symptoms were less severe than prior variants. Also, value stocks generally outperformed growth stocks, which benefited international equities given their relatively high value/cyclical exposures.

•

During the first quarter of 2022, international equities fell, facing pressures from global concerns around rising inflation, planned interest rate hikes by the U.S. Federal Reserve (the “Fed”), rising bond yields, valuation concerns, and Russia’s invasion of Ukraine.

•

Major countries around the world took a public stance condemning Russia’s invasion and imposed various economic sanctions, including removal of Russian financial institutions from bank connectivity network SWIFT, banning transactions with the Russian central bank and halting trading of Russian securities. Such sanctions further boosted the price of crude oil in the global markets.

•

Driven by increased market volatility, the Fed signaled a slower than anticipated pace of monetary policy tightening while retaining a cautionary focus on rising inflation. That said, Fed officials raised short-term interest rates by 25 basis points in March, the first U.S. rate hike since the end of 2018. (A basis point is 1/100th of a percentage point.)

•	Hopes around the success of diplomatic talks and peaceful negotiations between Russia and Ukraine led to some market recovery toward the end of the first calendar quarter.

•

Still, beyond the broader concerns around the geopolitical crisis, the impact on commodity prices reinforced concerns around supply-side inflation and led to worries about a potential stagflation scenario — particularly in Europe. (Stagflation is characterized by slow economic growth and high inflation.) However, the corporate earnings season retained its overall strength.

•

Other macroeconomic uncertainties included those around regulation in China, the status of Chinese shares listed in the U.S., and slowing economic growth in China, all exacerbated by the imposition of lockdowns and manufacturing halts due to a rise in COVID-19 cases, leading, in turn, to further supply-chain issues.

•	International equities continued to sell off in April 2022.

•	Inflation continued to rise, and supply-chain issues worsened as China instituted lockdowns following a surge in COVID-19 cases.

•	More consumer-facing sectors, in particular, struggled, as they were negatively impacted by supply-chain disruptions and weak consumer confidence.

1

MARKET REVIEW

Emerging Markets Equities

•	Emerging markets equities posted a double-digit negative return and underperformed international equity markets during the Reporting Period.

•

As the Reporting Period began in November 2021, emerging markets equities fell sharply, as the Omicron variant of COVID-19 spread across regions, dampening investor sentiment and leading to mixed outlooks for the global economic recovery.

•

In December 2021, emerging markets equities rose. Global economic data was encouraging despite market participants closely monitoring the implications of the spread of the Omicron variant, inflation remaining top of mind for investors, and China’s heightened regulations, mainly in the technology sector, weighing on sentiment.

•	Emerging markets equities fell in each of the first four months of 2022.

•

In January, both growing tensions between Russia and Ukraine and rising global borrowing costs worried investors. COVID-19 cases surged and hospitalizations rose, further dampening investor sentiment around an economic recovery across emerging markets.

•	In February, the Russia/Ukraine situation deteriorated sharply, with Russia launching a full-scale invasion, triggering a sell-off in emerging markets equities.

•	In March and April, the Russia/Ukraine war continued to drive a sell-off in emerging markets equities.

•	Additionally in April, as inflation loomed internationally, the acceleration in global food prices rivaled the increase in oil prices, creating a new set of risks for the emerging markets.

•

Effective March 9, 2022, MSCI Inc. removed Russian securities from the MSCI Emerging Markets Index after deeming the Russian equity market “uninvestable” amidst Russia’s invasion of Ukraine. MSCI Inc. announced the MSCI Russia Indexes would be reclassified to “standalone markets” instead of “emerging markets” across all of MSCI’s indexes “at a price that is effectively zero.”

Fund Changes and Highlights

No material changes were made to the Fund during the Reporting Period.

2

FUND BASICS

GQG Partners International Opportunities Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	MSCI ACWI ex USA (Net, unhedged)[2]

Class A	-9.69%	-11.87%
Class C	-10.02	-11.87
Institutional	-9.52	-11.87
Investor	-9.56	-11.87
Class R6	-9.51	-11.87
Class R	-9.83	-11.87
Class P	-9.51	-11.87

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI ex USA Index (Net, unhedged) is an international equity index that tracks stocks from 22 developed and 24 emerging markets countries. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/22[3]

Holding	% of Net Assets	Line of Business

AstraZeneca PLC	6.1%	Pharmaceuticals
Philip Morris International, Inc.	5.3	Tobacco
Glencore PLC	4.3	Metals & Mining
Enbridge, Inc.	3.9	Oil, Gas & Consumable Fuels
Exxon Mobil Corp.	3.6	Oil, Gas & Consumable Fuels
TotalEnergies SE	3.4	Oil, Gas & Consumable Fuels
Roche Holding AG	2.8	Pharmaceuticals
Novo Nordisk A/S Class B	2.7	Pharmaceuticals
British American Tobacco PLC	2.6	Tobacco
British American Tobacco PLC ADR	2.6	Tobacco

[3]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

3

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2022

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 89.9%
Australia – 2.4%
28,169,872	Newcrest Mining Ltd. (Metals & Mining)	$529,011,968

Belgium – 1.4%
5,268,306	Anheuser-Busch InBev SA (Beverages)	303,135,835

Brazil – 4.3%
38,451,777	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	521,790,614
26,331,856	Vale SA (Metals & Mining)	443,608,913

		965,399,527

Canada – 11.7%
8,356,661	Agnico Eagle Mines Ltd. (Metals & Mining)	486,444,642
8,228,405	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	152,122,850
19,862,571	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	866,769,727
5,852,056	Fortis, Inc. (Electric Utilities)(a)	284,756,175
7,337,101	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	369,410,884
1,917,137	Nutrien Ltd. (Chemicals)	188,358,710
2,813,203	Royal Bank of Canada (Banks)	284,134,270

		2,631,997,258

China – 0.9%
11,285,684	China Merchants Bank Co. Ltd. Class H (Banks)	68,021,579
85,778,565	Zijin Mining Group Co. Ltd. (Metals & Mining)	141,138,393

		209,159,972

Denmark – 3.6%
606,669	Genmab A/S* (Biotechnology)	213,329,958
5,240,122	Novo Nordisk A/S Class B (Pharmaceuticals)	598,559,388

		811,889,346

France – 6.3%
1,602,216	Air Liquide SA (Chemicals)	277,196,613
1,123,373	BNP Paribas SA (Banks)	58,248,434
863,278	Capgemini SE (IT Services)	175,745,247
6,049	L’Oreal SA (Personal Products)	2,200,686
1,037,518	Schneider Electric SE (Electrical Equipment)	148,851,794
15,431,637	TotalEnergies SE (Oil, Gas & Consumable Fuels)	757,739,135

		1,419,981,909

Germany – 2.0%
2,618,627	Deutsche Boerse AG (Capital Markets)	455,888,639

Common Stocks – (continued)
India – 3.8%
14,600,634	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	421,256,620
12,572,387	ICICI Bank Ltd. ADR (Banks)	239,378,248
9,784,962	Infosys Ltd. (IT Services)	198,313,590

		858,948,458

Ireland – 1.3%
1,049,600	Aon PLC Class A (Insurance)	302,274,304

Italy – 2.2%
34,924,337	Eni SpA (Oil, Gas & Consumable Fuels)	488,199,981

Luxembourg – 1.1%
8,650,497	ArcelorMittal SA (Metals & Mining)(a)	252,587,308

Netherlands – 4.9%
472,625	ASML Holding NV (Semiconductors & Semiconductor Equipment)	268,232,872
3,700,705	Heineken NV (Beverages)	361,229,429
11,891,347	Schlumberger N.V (Energy Equipment & Services)	463,881,447

		1,093,343,748

Russia(b) – 0.0%
48,039,056	Gazprom PJSC (Oil, Gas & Consumable Fuels)	—
3,681,622	LUKOIL PJSC (Oil, Gas & Consumable Fuels)	—
34,154,161	Rosneft Oil Co. PJSC (Oil, Gas & Consumable Fuels)	—

		—

Spain – 1.1%
45,958,686	Banco Bilbao Vizcaya Argentaria SA (Banks)	241,156,752

Switzerland – 11.3%
156,749,634	Glencore PLC (Metals & Mining)	965,838,594
3,769,207	Nestle SA (Food Products)	486,582,293
5,116,837	Novartis AG (Pharmaceuticals)	452,171,006
1,708,392	Roche Holding AG (Pharmaceuticals)	633,495,184

		2,538,087,077

United Kingdom – 20.1%
10,288,192	AstraZeneca PLC (Pharmaceuticals)	1,372,869,479
14,073,701	British American Tobacco PLC (Tobacco)	589,861,874
14,036,387	British American Tobacco PLC ADR (Tobacco)	586,440,249
76,255,828	HSBC Holdings PLC (Banks)	477,456,356

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
24,581,777	National Grid PLC (Multi-Utilities)	$365,210,755
18,632,083	Shell PLC (Oil, Gas & Consumable Fuels)	503,074,496
114,860,153	Tesco PLC (Food & Staples Retailing)	390,216,449
5,014,797	Unilever PLC (Personal Products)	232,757,145
19,510	Unilever PLC ADR (Personal Products)	902,533

		4,518,789,336

United States – 11.5%
9,534,577	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	812,822,689
7,800,082	Newmont Corp. (Metals & Mining)	568,235,974
11,949,070	Philip Morris International, Inc. (Tobacco)	1,194,907,000

		2,575,965,663

TOTAL COMMON STOCKS
(Cost $19,547,819,119)		$20,195,817,081

Shares	Dividend Rate	Value

Preferred Stocks – 4.4%
Brazil – 4.4%
Itau Unibanco Holding SA (Banks)
96,224,247	3.160%	$464,582,525
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
85,493,093	9.200	523,615,906

TOTAL PREFERRED STOCKS — 4.4%
(Cost $944,918,983)		$988,198,431

Investment Company(c) – 5.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,194,547,414	0.317%	$1,194,547,414
(Cost $1,194,547,414)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $21,687,285,516)		$22,378,562,926

Securities Lending Reinvestment Vehicle(c) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
43,214,757	0.317%	43,214,757
(Cost $43,214,757)

TOTAL INVESTMENTS – 99.8%
(Cost $21,730,500,273)		$22,421,777,683

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		33,948,975

NET ASSETS – 100.0%		$22,455,726,658

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

Sector Allocation as of April 30, 2022

Sector Name	% of Total Market Value
Energy	24.4%
Consumer Staples	18.5
Materials	17.2
Health Care	14.6
Financials	13.5
Investment Companies	5.3
Utilities	2.9
Information Technology	2.9
Industrials	0.7

TOTAL INVESTMENTS	100.0%

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities

April 30, 2022 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $20,492,738,102)	$21,184,015,512
Investments of affiliated issuers, at value (cost $1,194,547,414)	1,194,547,414
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $43,214,757)(a)	43,214,757
Cash	24,374,816
Foreign currencies, at value (cost $5,902,682)	5,902,787
Receivables:
Dividends	150,957,679
Fund shares sold	42,716,221
Investments sold	36,657,880
Foreign tax reclaims	18,964,280
Securities lending income	317,835
Reimbursement from investment adviser	238,361
Other assets	814,050
Total assets	22,702,721,592

Liabilities:
Payables:
Investments purchased	150,348,952
Payable upon return of securities loaned	43,214,757
Fund shares redeemed	34,155,938
Management fees	13,504,708
Distribution and Service fees and Transfer Agency fees	1,427,918
Accrued expenses	4,342,661
Total liabilities	246,994,934

Net Assets:
Paid-in capital	20,187,288,627
Total distributable earnings	2,268,438,031
NET ASSETS	$22,455,726,658
Net Assets:
Class A	$474,129,410
Class C	88,969,156
Institutional	14,328,847,951
Investor	4,336,670,760
Class R6	907,048,980
Class R	1,149,205
Class P	2,318,911,196
Total Net Assets	$22,455,726,658
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	26,286,726
Class C	5,069,293
Institutional	788,270,255
Investor	239,392,592
Class R6	49,914,942
Class R	64,409
Class P	127,642,902
Net asset value, offering and redemption price per share:(b)
Class A	$18.04
Class C	17.55
Institutional	18.18
Investor	18.12
Class R6	18.17
Class R	17.84
Class P	18.17

(a)	Includes loaned securities having market value of $40,540,084.
(b)	Maximum public offering price per share for Class A Shares is $19.09. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Operations

For the Six Months Ended April 30, 2022 (Unaudited)

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $24,500,690)	$445,001,263

Non-cash dividends — unaffiliated issuers	82,375,160

Securities lending income — affiliated issuers	520,085

Dividends — affiliated issuers	426,636

Total investment income	528,323,144

Expenses:

Management fees	80,126,892

Transfer Agency fees(a)	7,478,645

Custody, accounting and administrative services	2,068,830

Distribution and Service (12b-1) fees(a)	942,845

Printing and mailing costs	451,855

Registration fees	304,987

Service fees — Class C	115,868

Professional fees	75,552

Trustee fees	74,554

Other	99,030

Total expenses	91,739,058

Less — expense reductions	(2,341,765)

Net expenses	89,397,293

NET INVESTMENT INCOME	438,925,851

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	1,419,825,607

Foreign currency transactions	(19,919,499)

Net change in unrealized loss on:

Investments — unaffiliated issuers	(4,116,822,019)

Foreign currency translation	(4,300,778)

Net realized and unrealized loss	(2,721,216,689)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,282,290,838)

(a)	Class specific Distribution and/or Service (12 b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$592,496	$347,603	$2,746	$402,898	$78,790	$2,879,819	$3,642,233	$123,181	$934	$350,790

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income	$438,925,851	$330,623,552

Net realized gain	1,399,906,108	180,724,754

Net change in unrealized gain (loss)	(4,121,122,797)	3,150,187,045

Net increase (decrease) in net assets resulting from operations	(2,282,290,838)	3,661,535,351

Distributions to shareholders:

From distributable earnings:

Class A Shares	(8,694,077)	—

Class C Shares	(1,158,748)	—

Institutional Shares	(316,943,861)	(17,220,587)

Investor Shares	(90,597,219)	(2,382,538)

Class R6 Shares	(17,024,099)	(822,599)

Class R Shares	(17,099)	—

Class P Shares	(51,959,366)	(2,597,062)

Total distributions to shareholders	(486,394,469)	(23,022,786)

From share transactions:

Proceeds from sales of shares	5,308,765,702	8,412,241,720

Reinvestment of distributions	403,333,721	18,334,826

Cost of shares redeemed	(2,805,154,476)	(2,817,730,450)

Net increase in net assets resulting from share transactions	2,906,944,947	5,612,846,096

TOTAL INCREASE	138,259,640	9,251,358,661

Net assets:

Beginning of period	22,317,467,018	13,066,108,357

End of period	$22,455,726,658	$22,317,467,018

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2017(a)
			2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$20.36		$16.44	$14.78	$12.32	$12.69	$10.00

Net investment income(b)	0.34		0.28	0.04	0.10	0.08	0.04

Net realized and unrealized gain (loss)	(2.29)		3.64	1.68	2.38	(0.45)	2.66

Total from investment operations	(1.95)		3.92	1.72	2.48	(0.37)	2.70

Distributions to shareholders from net investment income	(0.37)		—	(0.06)	(0.02)	—	(0.01)

Net asset value, end of period	$18.04		$20.36	$16.44	$14.78	$12.32	$12.69

Total return(c)	(9.69)%		23.84%	11.66%	20.19%	(2.92)%	26.97%

Net assets, end of period (in 000s)	$474,129		$479,794	$252,603	$89,592	$44,887	$11,297

Ratio of net expenses to average net assets	1.14	%(d)	1.15%	1.17%	1.23%	1.28%	1.30	%(d)

Ratio of total expenses to average net assets	1.16	%(d)	1.19%	1.20%	1.29%	1.38%	1.65	%(d)

Ratio of net investment income to average net assets	3.55	%(d)	1.47%	0.23%	0.71%	0.57%	0.40	%(d)

Portfolio turnover rate(e)	74%		94%	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2017(a)
			2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$19.76		$16.08	$14.50	$12.16	$12.61	$10.00

Net investment income (loss)(b)	0.26		0.13	(0.08)	— (c)	(0.02)	(0.06)

Net realized and unrealized gain (loss)	(2.23)		3.55	1.66	2.34	(0.43)	2.67

Total from investment operations	(1.97)		3.68	1.58	2.34	(0.45)	2.61

Distributions to shareholders from net investment income	(0.24)		—	—	—	—	0.00	(c)

Net asset value, end of period	$17.55		$19.76	$16.08	$14.50	$12.16	$12.61

Total return(d)	(10.02)%		22.82%	10.87%	19.24%	(3.57)%	26.13%

Net assets, end of period (in 000s)	$88,969		$97,057	$61,784	$32,620	$20,147	$12,969

Ratio of net expenses to average net assets	1.89	%(e)	1.90%	1.92%	1.98%	2.04%	2.05	%(e)

Ratio of total expenses to average net assets	1.91	%(e)	1.94%	1.95%	2.04%	2.12%	2.34	%(e)

Ratio of net investment income (loss) to average net assets	2.79	%(e)	0.69%	(0.51)%	(0.02)%	(0.18)%	(0.57	)%(e)

Portfolio turnover rate(f)	74%		94%	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2017(a)
			2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$20.55		$16.56	$14.87	$12.39	$12.73	$10.00

Net investment income(b)	0.38		0.35	0.09	0.15	0.13	0.08

Net realized and unrealized gain (loss)	(2.31)		3.67	1.70	2.39	(0.45)	2.66

Total from investment operations	(1.93)		4.02	1.79	2.54	(0.32)	2.74

Distributions to shareholders from net investment income	(0.44)		(0.03)	(0.10)	(0.06)	(0.02)	(0.01)

Net asset value, end of period	$18.18		$20.55	$16.56	$14.87	$12.39	$12.73

Total return(c)	(9.52)%		24.31%	12.06%	20.65%	(2.52)%	27.39%

Net assets, end of period (in 000s)	$14,328,848		$14,481,792	$8,683,860	$1,996,934	$713,691	$392,168

Ratio of net expenses to average net assets	0.76	%(d)	0.77%	0.79%	0.84%	0.90%	0.90	%(d)

Ratio of total expenses to average net assets	0.78	%(d)	0.81%	0.82%	0.90%	0.98%	1.30	%(d)

Ratio of net investment income to average net assets	3.95	%(d)	1.83%	0.55%	1.10%	0.96%	0.73	%(d)

Portfolio turnover rate(e)	74%		94%	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Investor Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2017(a)
			2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$20.47		$16.51	$14.82	$12.36	$12.71	$10.00

Net investment income (loss)(b)	0.37		0.33	0.08	0.15	0.10	(0.01)

Net realized and unrealized gain (loss)	(2.30)		3.64	1.70	2.36	(0.43)	2.73

Total from investment operations	(1.93)		3.97	1.78	2.51	(0.33)	2.72

Distributions to shareholders from net investment income	(0.42)		(0.01)	(0.09)	(0.05)	(0.02)	(0.01)

Net asset value, end of period	$18.12		$20.47	$16.51	$14.82	$12.36	$12.71

Total return(c)	(9.56)%		24.09%	12.00%	20.42%	(2.64)%	27.18%

Net assets, end of period (in 000s)	$4,336,671		$4,169,364	$2,488,875	$1,098,284	$234,587	$63,303

Ratio of net expenses to average net assets	0.89	%(d)	0.90%	0.92%	0.98%	1.03%	1.05	%(d)

Ratio of total expenses to average net assets	0.91	%(d)	0.94%	0.95%	1.04%	1.13%	1.39	%(d)

Ratio of net investment income (loss) to average net assets	3.83	%(d)	1.70%	0.48%	1.09%	0.77%	(0.10	)%(d)

Portfolio turnover rate(e)	74%		94%	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2017(a)
			2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$20.55		$16.56	$14.87	$12.39	$12.73	$10.00

Net investment income(b)	0.39		0.38	0.07	0.05	0.12	0.11

Net realized and unrealized gain (loss)	(2.33)		3.64	1.72	2.50	(0.44)	2.63

Total from investment operations	(1.94)		4.02	1.79	2.55	(0.32)	2.74

Distributions to shareholders from net investment income	(0.44)		(0.03)	(0.10)	(0.07)	(0.02)	(0.01)

Net asset value, end of period	$18.17		$20.55	$16.56	$14.87	$12.39	$12.73

Total return(c)	(9.51)%		24.27%	12.09%	20.68%	(2.52)%	27.39%

Net assets, end of period (in 000s)	$907,049		$757,796	$391,507	$34,263	$540	$13

Ratio of net expenses to average net assets	0.74	%(d)	0.75%	0.77%	0.81%	0.87%	0.89	%(d)

Ratio of total expenses to average net assets	0.77	%(d)	0.80%	0.81%	0.92%	0.98%	1.66	%(d)

Ratio of net investment income to average net assets	4.02	%(d)	1.97%	0.42%	0.34%	0.92%	1.09	%(d)

Portfolio turnover rate(e)	74%		94%	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2017(a)
			2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$20.11		$16.28	$14.69	$12.26	$12.66	$10.00

Net investment income(b)	0.32		0.22	0.01	0.01	0.02	0.04

Net realized and unrealized gain (loss)	(2.28)		3.61	1.65	2.43	(0.42)	2.62

Total from investment operations	(1.96)		3.83	1.66	2.44	(0.40)	2.66

Distributions to shareholders from net investment income	(0.31)		—	(0.07)	(0.01)	—	(0.00	)(c)

Net asset value, end of period	$17.84		$20.11	$16.28	$14.69	$12.26	$12.66

Total return(d)	(9.83)%		23.53%	11.32%	19.91%	(3.16)%	26.65%

Net assets, end of period (in 000s)	$1,149		$1,095	$735	$208	$25	$17

Ratio of net expenses to average net assets	1.39	%(e)	1.40%	1.42%	1.47%	1.53%	1.55	%(e)

Ratio of total expenses to average net assets	1.41	%(e)	1.44%	1.45%	1.54%	1.62%	2.22	%(e)

Ratio of net investment income to average net assets	3.38	%(e)	1.19%	0.07%	0.05%	0.15%	0.43	%(e)

Portfolio turnover rate(f)	74%		94%	72%	55%	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$20.54		$16.55	$14.86	$12.39	$13.17

Net investment income(b)	0.38		0.37	0.10	0.16	0.02

Net realized and unrealized gain (loss)	(2.31)		3.65	1.69	2.38	(0.80)

Total from investment operations	(1.93)		4.02	1.79	2.54	(0.78)

Distributions to shareholders from net investment income	(0.44)		(0.03)	(0.10)	(0.07)	—

Net asset value, end of period	$18.17		$20.54	$16.55	$14.86	$12.39

Total return(c)	(9.51)%		24.34%	12.08%	20.61%	(5.92)%

Net assets, end of period (in 000s)	$2,318,911		$2,330,569	$1,186,744	$477,609	$233,541

Ratio of net expenses to average net assets	0.74	%(d)	0.75%	0.77%	0.82%	0.87	%(d)

Ratio of total expenses to average net assets	0.77	%(d)	0.80%	0.81%	0.89%	1.02	%(d)

Ratio of net investment income to average net assets	3.98	%(d)	1.90%	0.61%	1.14%	0.33	%(d)

Portfolio turnover rate(e)	74%		94%	72%	55%	90%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements

April 30, 2022 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”). The Fund is a diversified portfolio that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R, and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

GQG Partners LLC (“GQG Partners” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of April 30, 2022:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$239,378,248	$828,730,182	$—	(b)

Australia and Oceania	—	529,011,968	—

Europe	1,017,071,264	10,944,381,524	—

North America	5,671,844,368	—	—

South America	965,399,527	988,198,431	—

Investment Company	1,194,547,414	—	—

Securities Lending Reinvestment Vehicle	43,214,757	—	—

Total	$9,131,455,578	$13,290,322,105	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount represents valuations of Russian investments for which GSAM has determined include significant unobservable inputs as of April 30, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, October 31, 2021, they were classified as either Level 1 or Level 2.

For further information regarding security characteristics, see the Schedule of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2022, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fees					Effective Rate	Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
0.85%	0.77%	0.73%	0.71%	0.70%	0.72%	0.71%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2022, GSAM waived $677,784 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contigent Deferred Sales Charge
Fund	Class A	Class C
GQG Partners International Opportunities	$29,294	$—

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares of the Fund. These arrangements will remain in effect through at least February 28, 2023.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GSAM may voluntarily waive a portion of any payments under the Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the six months ended April 30, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$677,784	$157,990	$1,505,991	$2,341,765

G.  Line of Credit Facility — As of April 30, 2022, the Fund participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2022, the Fund did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2022, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended April 30, 2022:

Market Value as of October 31, 2021	Purchases at cost	Proceeds from sales	Market Value as of April 30, 2022	Shares as of April 30, 2022	Dividend Income
$386,087,268	$5,380,188,369	$(4,571,728,223)	$1,194,547,414	1,194,547,414	$426,636

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2022, were $17,915,752,843 and $15,848,983,581, respectively.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2022, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended April 30, 2022, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Six Months Ended April 30, 2022		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2022
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
$64,500	$1,540	$—

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

6. SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended April 30, 2022.

Market Value as of October 31, 2021	Purchases at cost	Proceeds from sales	Market Value as of April 30, 2022
$100,750,000	$3,053,719,859	$(3,111,255,102)	$43,214,757

7. TAX INFORMATION

As of October 31, 2021, the Fund’s capital loss carryforwards were as follows:

Capital loss carryforwards:
Perpetual Short-Term	$(12,534,702)

As of April 30, 2022, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax	$21,790,770,302
Gross unrealized gain	1,992,968,405
Gross unrealized loss	(1,361,961,024)
Net unrealized security gain	$631,007,381

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

8. OTHER RISKS (continued)

performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

8. OTHER RISKS (continued)

Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

The Fund has limited market value in Russian securities. These Russian assets have been fair valued to reflect the limited liquidity and transferability in the current environment. With the closure of local markets and imposition of sanctions in February and March, there is currently only a limited degree of portfolio management actions possible as most of these assets are either sanctioned and/or cannot be settled. These assets continue to be closely monitored and proactively managed to ensure the Fund complies with all sanctions and to maximize shareholder value where possible.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,865,567	$189,317,707	15,327,690	$285,754,759
Reinvestment of distributions	409,602	7,850,949	—	—
Shares redeemed	(7,550,108)	(143,288,679)	(7,127,502)	(136,492,176)
	2,725,061	53,879,977	8,200,188	149,262,583
Class C Shares
Shares sold	521,051	9,732,016	1,835,193	33,309,917
Reinvestment of distributions	55,958	1,047,010	—	—
Shares redeemed	(419,840)	(7,783,872)	(766,377)	(13,973,158)
	157,169	2,995,154	1,068,816	19,336,759
Institutional Shares
Shares sold	161,267,476	3,114,311,570	266,940,746	5,069,586,246
Reinvestment of distributions	12,354,795	238,278,563	714,993	12,734,017
Shares redeemed	(89,963,204)	(1,725,455,060)	(87,331,187)	(1,667,176,087)
	83,659,067	1,627,135,073	180,324,552	3,415,144,176
Investor Shares
Shares sold	65,100,296	1,256,791,288	89,461,745	1,687,883,379
Reinvestment of distributions	4,708,902	90,582,637	134,073	2,381,133
Shares redeemed	(34,056,796)	(653,076,464)	(36,741,877)	(698,655,239)
	35,752,402	694,297,461	52,853,941	991,609,273
Class R6 Shares
Shares sold	16,568,555	318,714,156	20,141,520	380,845,722
Reinvestment of distributions	705,431	13,598,097	34,978	622,614
Shares redeemed	(4,237,523)	(81,764,629)	(6,940,777)	(131,493,149)
	13,036,463	250,547,624	13,235,721	249,975,187
Class R Shares
Shares sold	10,743	197,819	23,242	436,058
Reinvestment of distributions	901	17,099	—	—
Shares redeemed	(1,682)	(30,155)	(13,934)	(273,200)
	9,962	184,763	9,308	162,858
Class P Shares
Shares sold	21,675,584	419,701,146	50,605,904	954,425,639
Reinvestment of distributions	2,695,523	51,959,366	145,902	2,597,062
Shares redeemed	(10,175,585)	(193,755,617)	(8,992,585)	(169,667,441)
	14,195,522	277,904,895	41,759,221	787,355,260

NET INCREASE	149,535,646	$2,906,944,947	297,451,747	$5,612,846,096

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 3-4, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

27

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Fund Expenses — Six Month Period Ended April 30, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 through April 30, 2022, which represents a period of 181 days out of 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/22*
Class A
Actual	$1,000.00	$903.10		$5.38
Hypothetical 5% return	1,000.00	1,019.14	+	5.71
Class C
Actual	1,000.00	899.80		8.90
Hypothetical 5% return	1,000.00	1,015.42	+	9.44
Institutional
Actual	1,000.00	904.80		3.59
Hypothetical 5% return	1,000.00	1,021.03	+	3.81
Investor
Actual	1,000.00	904.40		4.20
Hypothetical 5% return	1,000.00	1,020.38	+	4.46
Class R6
Actual	1,000.00	904.90		3.50
Hypothetical 5% return	1,000.00	1,021.12	+	3.71
Class R
Actual	1,000.00	901.70		6.55
Hypothetical 5% return	1,000.00	1,017.90	+	6.95
Class P
Actual	1,000.00	904.90		3.50
Hypothetical 5% return	1,000.00	1,021.12	+	3.71

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

GQG Partners International Opportunities	1.14%	1.89%	0.76%	0.89%	0.74%	1.39%	0.74%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

28

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust II (“the Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against/Withheld	Abstain

Steven D. Krichmar	997,212,261	10,105,414	0

Linda A. Lang	1,004,981,372	2,336,303	0

Michael Latham	995,719,416	11,598,259	0

Lawrence W. Stranghoener	995,630,574	11,687,101	0

29

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Fund’s operations are difficult to predict.

30

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.13 trillion in assets under supervision as of March 31, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[5]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[6]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of April 30, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

©2022 Goldman Sachs. All rights reserved. 281662-OTU-1622104 GQGPIOSAR-22

Goldman Sachs Funds

Semi-Annual Report	April 30, 2022

Multi-Manager Alternatives Fund

Goldman Sachs Multi-Manager Alternatives Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Multi-Manager Alternatives Fund

The following are highlights both of key factors affecting the equity and credit markets and of any key changes made to the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) during the six months ended April 30, 2022 (the “Reporting Period”). A fuller review of the markets and these changes will appear in the Fund’s annual shareholder report covering the 12 months ended October 31, 2022.

Market and Economic Review

Equity Markets

•	Global equities, as represented by the MSCI All Country World Index (“MSCI ACWI”) Investable Market Index, returned -11.87% during the Reporting Period.

•	When the Reporting Period began in November 2021, global equities suffered a sharp sell-off amid worries about rising inflation.

•	Global equities then rebounded in December 2021 on expectations of healthy economic growth globally, as the COVID-19 Omicron variant proved to be less severe than previously expected.

•	In the first four months of 2022, global equities declined amid persistent inflation and anticipation of a change in Federal Reserve (“Fed”) monetary policy.

•	At their March policy meeting, Fed officials raised the targeted federal funds rate by 25 basis points — the first rate hike in more than three years. (A basis point is 1/100th of a percentage point.)

•

The Fed’s policy shift led to a spike in interest rates that proved to be a substantial headwind for longer duration growth stocks. The information technology sector was especially challenged, as technology companies tend to deliver a higher proportion of their cash flows in the distant future.

•	Market volatility increased in late February 2022 and through the end of the Reporting Period in response to Russia’s invasion of Ukraine.

•	From a style perspective, growth stocks underperformed value stocks during the Reporting Period. High dividend and minimum volatility factors significantly outperformed momentum and quality factors.

•	From a regional perspective, both developed markets and emerging markets equities produced negative returns.

•	Within the developed markets, Japanese equities were weak, driven by the depreciation of the Japanese yen versus the U.S. dollar.

•

Emerging markets stocks lagged developed market stocks. China’s equity market declined, as its government’s zero-tolerance COVID-19 policy dampened economic growth expectations. Continued regulatory headwinds for technology companies also weighed on Chinese equities.

•	A number of index providers, including MSCI, excluded Russia from their indices beginning in March, declaring the Russian equity market had become inaccessible to foreign investors.

Credit Markets

•	Credit markets broadly declined, led by longer duration investments, as interest rates rose during the Reporting Period.

•

Additional pressures included the emergence of COVID-19 variants, slowing global economic growth, surging inflation and commodity prices, investor expectations of less supportive central bank policy support and Russia’s invasion of Ukraine.

•

Leveraged loans outperformed most other fixed income sectors during the Reporting Period, benefiting from their floating rate nature and from strong investor demand. A drop in issuance also contributed to positive market technicals (supply/demand).

1

MARKET REVIEW

•

High yield corporate bonds weakened during the Reporting Period overall, as high yield credit spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) widened amid increased investor risk aversion in early 2022.

•	Investment grade corporate bonds, which tend to be of longer duration, were hurt by rising interest rates.

•

Within emerging markets debt, U.S. dollar-denominated bonds trailed local currency-denominated bonds, largely because of higher U.S. interest rates and widening spreads. Commodity-rich regions, such as the Middle East and Latin America, outperformed Asia and Europe.

•	The exclusion of Russian debt from a number of fixed income indices, along with the resulting fallout on other index constituents, weighed on emerging markets debt during the Reporting Period.

Fund Changes and Highlights

•	Effective November 22, 2021:

•

Longfellow Investment Management Co., LLC became an Underlying Manager of the Fund. (The Fund’s Underlying Managers are unaffiliated investment managers that employ one or more non-traditional and alternative investment strategies.)

•

As part of its principal investment strategy, the Fund may invest in stock, warrants and other securities of in special purpose acquisition companies, also known as special purpose acquisition companies (“SPACs”). The Goldman Sachs Alternatives Investments & Manager Selection (“AIMS”) Group believes that SPACs have the potential to deliver attractive absolute returns with a low realized volatility. In the AIMS Group’s view, the unique structure of SPACs may offer principal protection as well as upside potential with a low correlation to broad equity and fixed income markets.

•	As of the close of business January 12, 2022, the HFRXTM Global Hedge Fund Index was no longer a secondary benchmark of the Fund.

•	Effective February 9, 2022, TCW Investment Management Company LLC became an Underlying Manager of the Fund.

During the Reporting Period, the Fund exited fixed income based on the AIMS Group’s top-down market views. Given that credit spreads were tight, the AIMS Group did not believe the risk-reward opportunity favored fixed income assets relative to other investment strategies.

2

FUND BASICS

Multi-Manager Alternatives Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	ICE BofAML Three-Month U.S. Treasury Bill Index[2]
Class A	-3.96%	0.07%
Class C	-4.41	0.07
Institutional	-3.82	0.07
Investor	-3.93	0.07
Class R6	-3.82	0.07
Class R	-4.11	0.07
Class P	-3.82	0.07

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

FUND BASICS

FUND COMPOSITION[3]

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC, which managed a beta completion mandate. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

TOP TEN EQUITY HOLDINGS AS OF 4/30/22[4]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	1.1%	Software
Vifor Pharma AG	1.0	Pharmaceuticals
Anaplan, Inc.	0.9	Software
Cerner Corp.	0.8	Health Care Technology
Linde PLC	0.8	Chemicals
Aon PLC Class A	0.7	Insurance
Canadian Pacific Railway Ltd.	0.6	Road & Rail
Hilton Worldwide Holdings, Inc.	0.6	Hotels, Restaurants & Leisure
AstraZeneca PLC	0.6	Pharmaceuticals
Intertrust NV	0.5	Professional Services

[4]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

4

FUND BASICS

SUBADVISOR ALLOCATION[5]

Percentage of Net Assets as of 4/30/22
Longfellow Investment Management Co., LLC	21.4%
River Canyon Fund Management LLC	20.2
Crabel Capital Management, LLC	20.2
Bardin Hill Arbitrage IC Management LP	16.6
Artisan Partners Limited Partnership	11.1
GQG Partners LLC	9.2
Other	1.3
Algert Global LLC	0.0
Brigade Capital Management, LP	0.0
Wellington Management Company LLP	0.0
TCW Investment Management Company LLC	0.0
Marathon Asset Management, L.P.	0.0

[5]	The chart above represents capital allocated to the Underlying Managers, as a percentage of net assets, excluding cash, and the allocation to Russell Investments Commodity Advisor, LLC which manages a beta completion mandate for the Fund, and as such the weightings may not sum to 100%. Other represents the Fund’s allocation to KraneShares CSI China Internet ETF.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

STRATEGY ALLOCATION[6]

As of April 30, 2022

[6]	Dynamic Equity Strategies generally are long-biased strategies that are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Event Driven and Credit Strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral but at any given time may have significant long or short exposures in a particular market or asset class. The percentages above exclude cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate for the Fund.

5

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Special Purpose Acquisition Company* – 22.1%
125,000	Anzu Special Acquisition Corp. I	$1,242,500
125,000	Apollo Strategic Growth Capital II	1,236,250
125,000	Arctos NorthStar Acquisition Corp.	1,242,500
100,000	Ares Acquisition Corp.	990,000
75,000	Arrowroot Acquisition Corp.	739,500
55,000	Authentic Equity Acquisition Corp.	544,500
25,000	B Riley Principal 250 Merger Corp.	247,750
125,000	Black Spade Acquisition Co.	1,223,750
125,000	BlueRiver Acquisition Corp.	1,235,000
25,000	CF Acquisition IV Corp.	247,750
12,312	Churchill Capital V Corp.	123,203
14,669	Churchill Capital VI Corp.	145,517
25,409	Churchill Capital VII Corp.	251,549
125,000	Clarim Acquisition Corp.	1,231,250
125,000	Climate Real Impact Solutions II Acquisition Corp.	1,235,000
52,649	Colonnade Acquisition Corp. II	518,593
125,000	Compute Health Acquisition Corp.	1,238,750
125,000	Constellation Acquisition I Corp.	1,243,750
870	Fortress Value Acquisition III Corp.	8,604
37,731	FTAC Hera Acquisition Corp.	371,650
125,000	Gaming & Hospitality Acquisition Corp.	1,235,000
125,000	Gores Holdings VII, Inc.	1,235,000
70,000	Haymaker Acquisition III Corp.	702,100
125,000	Health Assurance Acquisition Corp.	1,246,250
125,000	JOFF Fintech Acquisition Corp.	1,231,250
50,000	Kadem Sustainable Impact Corp.	495,000
199	Kernel Group Holdings, Inc.	1,966
75,000	Landcadia Holdings IV, Inc.	742,500
75,000	Marlin Technology Corp.	746,250
50,000	Mason Industrial Technology, Inc.	494,000
125,000	New Vista Acquisition Corp.	1,236,250
17,881	Newbury Street Acquisition Corp.	176,485
40,045	North Atlantic Acquisition Corp.	402,452
125,000	Pontem Corp.	1,240,000
58,919	Powered Brands	585,655
125,000	Priveterra Acquisition Corp.	1,238,750
42,000	Progress Acquisition Corp.	416,640
75,000	RMG Acquisition Corp. III	742,500
100,000	Ross Acquisition Corp. II	998,020
75,000	Sandbridge X2 Corp.	742,500
9,993	Silver Spike Acquisition Corp. II	98,431
30,462	SportsTek Acquisition Corp.	300,660
75,000	Tailwind International Acquisition Corp.	741,000
75,000	TCW Special Purpose Acquisition Corp.	743,250
125,000	Thunder Bridge Capital Partners III, Inc.	1,238,750
390	VectoIQ Acquisition Corp. II	3,877
83	Virgin Group Acquisition Corp. II	826
125,000	Z-Work Acquisition Corp.	1,237,500

SPECIAL PURPOSE ACQUISITION COMPANY
(Cost $35,948,519)		$35,590,228

Common Stocks – 29.9%
Aerospace & Defense* – 0.3%
931	TransDigm Group, Inc.	$553,768

Common Stocks – (continued)
Banks – 0.5%
21,762	Banco Bilbao Vizcaya Argentaria SA	114,191
9,341	China Merchants Bank Co. Ltd. Class H	56,301
52,769	HSBC Holdings PLC	330,403
8,785	ICICI Bank Ltd. ADR	167,266
1,473	Royal Bank of Canada	148,773

		816,934

Beverages – 0.5%
3,757	Anheuser-Busch InBev SA	216,176
2,597	Heineken NV	253,496
3,881	Monster Beverage Corp.*	332,524

		802,196

Biotechnology* – 0.1%
421	Genmab A/S	148,041

Building Products*(a) – 0.3%
17,416	Cornerstone Building Brands, Inc.	424,776

Capital Markets – 0.9%
768	BlackRock, Inc.	479,754
1,887	Deutsche Boerse AG	328,517
1,896	S&P Global, Inc.	713,844

		1,522,115

Chemicals – 1.1%
1,130	Air Liquide SA	195,499
3,852	Linde PLC	1,201,670
1,355	Nutrien Ltd.	133,129
689	The Sherwin-Williams Co.	189,447

		1,719,745

Commercial Services & Supplies – 0.6%
1,065	Cintas Corp.	423,082
2,899	Republic Services, Inc.	389,249
8,580	Vidler Water Resouces, Inc.*	135,049

		947,380

Communications Equipment – 0.6%
48,981	ADVA Optical Networking SE*	699,598
1,307	Motorola Solutions, Inc.	279,293

		978,891

Construction & Engineering – 0.2%
7,658	Boskalis Westminster	265,965

Construction Materials – 0.4%
1,607	Martin Marietta Materials, Inc.	569,232
828	Vulcan Materials Co.	142,656

		711,888

Containers & Packaging – 0.3%
13,672	Intertape Polymer Group, Inc.	423,043

Diversified Consumer Services(b) – 0.0%
5,019	Gymboree Holding Corp.	—

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – 0.4%
4,298	Fortis, Inc.	$209,137
5,402	NextEra Energy, Inc.	383,650

		592,787

Electrical Equipment – 0.1%
759	Schneider Electric SE	108,893

Electronic Equipment, Instruments & Components – 0.4%
1,277	Coherent, Inc.*(a)	342,108
21,645	Hollysys Automation Technologies Ltd.	333,333

		675,441

Energy Equipment & Services – 0.2%
9,663	Schlumberger N.V	376,954

Entertainment(a) – 0.7%
3,407	Activision Blizzard, Inc.	257,569
538	Electronic Arts, Inc.	63,511
23,545	Sciplay Corp. Class A*	314,561
60,548	Zynga, Inc. Class A*	500,732

		1,136,373

Equity Real Estate Investment Trusts (REITs) – 0.7%
328	Equinix, Inc.	235,858
11,199	Healthcare Trust of America, Inc. Class A(a)	341,122
1,720	SBA Communications Corp.	597,029

		1,174,009

Food & Staples Retailing – 0.2%
79,426	Tesco PLC	269,835

Food Products – 0.2%
2,352	Nestle SA	303,629

Health Care Equipment & Supplies* – 0.1%
3,968	Natus Medical, Inc.	132,015

Health Care Providers & Services* – 0.2%
831	LHC Group, Inc.	137,821
3,797	Tivity Health, Inc.	121,998

		259,819

Health Care Technology(a) – 0.8%
14,611	Cerner Corp.	1,368,174

Hotels, Restaurants & Leisure* – 1.2%
19,777	Aspire Global PLC(c)	217,116
55,121	Crown Resorts Ltd.	499,074
3,963	Entain PLC	74,466
6,296	Hilton Worldwide Holdings, Inc.	977,706
1,049	Marriott International, Inc. Class A	186,218

		1,954,580

Insurance – 1.2%
494	Alleghany Corp.*(a)	413,231
3,753	Aon PLC Class A(d)	1,080,826
2,696	Arthur J. Gallagher & Co.	454,249

		1,948,306

Common Stocks – (continued)
IT Services – 0.8%
622	Capgemini SE	126,626
10,223	Infosys Ltd.	207,191
95,261	Link Administration Holdings Ltd.	337,281
2,213	Switch, Inc.(a)	66,080
2,613	Visa, Inc. Class A	556,909

		1,294,087

Leisure Products* – 0.2%
4,512	Accell Group NV	272,565

Machinery* – 0.3%
20,898	Welbilt, Inc.	493,611

Media – 0.7%
34,186	Clear Channel Outdoor Holdings, Inc.*(a)	84,098
9,812	Cumulus Media, Inc. Class A*	135,111
21,492	Shaw Communications, Inc. Class B	640,084
10,750	TEGNA, Inc.(a)	237,037

		1,096,330

Metals & Mining – 1.5%
5,131	Agnico Eagle Mines Ltd.	298,678
6,036	ArcelorMittal SA	176,246
110,158	Glencore PLC	678,757
19,685	Newcrest Mining Ltd.	369,671
5,202	Newmont Corp.	378,966
18,824	Vale SA	317,125
31,809	Western Areas Ltd.*	85,976
61,576	Zijin Mining Group Co. Ltd.	101,316

		2,406,735

Multi-Utilities – 0.2%
17,988	National Grid PLC	267,247

Multiline Retail* – 0.2%
1,984	Dollar Tree, Inc.	322,301

Oil, Gas & Consumable Fuels – 2.7%
5,644	Cenovus Energy, Inc.	104,344
2,206	Cheniere Energy, Inc.	299,597
14,677	Enbridge, Inc.	640,480
24,363	Eni SpA	340,565
6,490	Exxon Mobil Corp.	553,272
39,366	Gazprom PJSC(b)	—
5,127	Imperial Oil Ltd.	258,136
3,021	LUKOIL PJSC(b)	—
28,590	Petroleo Brasileiro SA ADR	387,966
1,589	Renewable Energy Group, Inc.*(a)	97,024
27,893	Rosneft Oil Co. PJSC(b)	—
12,933	Shell PLC	349,197
10,654	TotalEnergies SE	523,143
337,241	Z Energy Ltd.	820,815

		4,374,539

Personal Products – 0.1%
5	L’Oreal SA	1,819
3,472	Unilever PLC	161,150

		162,969

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 2.5%
7,275	AstraZeneca PLC	$970,785
3,548	Novartis AG	313,534
3,812	Novo Nordisk A/S Class B	435,431
1,182	Roche Holding AG	438,302
8,896	Vifor Pharma AG	1,573,433
2,129	Zoetis, Inc.	377,365

		4,108,850

Professional Services – 0.8%
4,883	51job, Inc. ADR*(a)	297,131
42,466	Intertrust NV*(c)	878,070
2,071	ManTech International Corp. Class A(a)	166,384

		1,341,585

Real Estate Management & Development* – 0.2%
16,347	IMMOFINANZ AG	395,606

Road & Rail – 1.0%
13,484	Canadian Pacific Railway Ltd.	987,298
2,530	Union Pacific Corp.	592,754

		1,580,052

Semiconductors & Semiconductor Equipment – 0.3%
1,936	Analog Devices, Inc.	298,880
240	ASML Holding NV	136,209

		435,089

Software – 4.3%
21,292	Anaplan, Inc.*(a)	1,383,767
7,681	CDK Global, Inc.	417,923
1,394	Intuit, Inc.	583,738
15,088	Mandiant, Inc.*	331,634
6,647	Microsoft Corp.(d)	1,844,675
10,442	Mimecast Ltd.*	832,019
3,696	Oracle Corp.	271,286
11,567	Sailpoint Technologies Holdings, Inc.*	738,322
93	ServiceNow, Inc.*	44,463
10,778	Tufin Software Technologies Ltd.*	139,036
3,967	Vonage Holdings Corp.*	79,181
1,492	Zendesk, Inc.*(a)	182,084

		6,848,128

Specialty Retail – 0.1%
1,839	Ross Stores, Inc.	183,477

Thrifts & Mortgage Finance – 0.2%
9,762	Housing Development Finance Corp. Ltd.	281,653

Tobacco – 1.0%
9,129	British American Tobacco PLC	382,618
10,151	British American Tobacco PLC ADR	424,109
8,296	Philip Morris International, Inc.	829,600

		1,636,327

Transportation Infrastructure* – 0.1%
8,854	Atlantia SpA	211,217

Common Stocks – (continued)
Wireless Telecommunication Services* – 0.5%
6,469	T-Mobile US, Inc.	796,593

TOTAL COMMON STOCKS
(Cost $46,314,576)		$48,124,518

Exchange Traded Fund – 1.2%
68,970	KraneShares CSI China Internet ETF	$1,949,782
(Cost $3,499,279)

Shares	Dividend Rate	Value

Preferred Stocks – 0.4%
Oil & Gas – 0.3%
Petroleo Brasileiro SA
61,001	9.200%	$373,610

Regional Banks – 0.2%
Itau Unibanco Holding SA
66,587	3.160	321,491

TOTAL PREFERRED STOCKS
(Cost $618,872)		$695,101

Investment Company(e) – 42.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
68,789,374	0.317%	$68,789,374
(Cost $68,789,374)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 96.4%
(Cost $155,170,620)		$155,149,003

Shares	Description	Value

Common Stocks Sold Short – (0.7)%
Air Freight & Logistics – (0.0)%
277	GXO Logistics, Inc.	$(16,396)

Commercial Services – (0.2)%
5,871	US Ecology, Inc.	(281,749)

Communications Equipment – (0.3)%
30,723	ADTRAN, Inc.	(534,273)

Electronic Equipment, Instruments & Components – (0.1)%
1,163	II-VI, Inc.	(71,187)

Entertainment – (0.1)%
1,411	Take-Two Interactive Software, Inc.	(168,629)

Hotels, Restaurants & Leisure – (0.1)%
1,536	Scientific Games Corp. Class A	(86,108)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks Sold Short – (continued)
Software – (0.0)%
2,029	NortonLifeLock, Inc.	$(50,806)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(1,380,358))		$(1,209,148)

TOTAL SECURITIES SOLD SHORT – (0.8)%
(Cost $(1,380,358))		$(1,209,148)

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.4%		7,150,617

NET ASSETS – 100.0%		$161,090,472

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $3,770,357, which represents approximately 2.5% of net assets as of April 30, 2022.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	All or a portion of security is segregated as collateral for options.

(e)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
PLC	—Public Limited Company
SPA	—Stand-by Purchase Agreement

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS – At April 30, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank AG (London)	BRL	502,249	USD	100,000	05/03/22	$1,493
	CAD	367,684	AUD	400,000	05/20/22	3,482
	CAD	681,491	EUR	500,000	05/20/22	2,542
	EUR	300,000	GBP	251,569	05/20/22	426
	GBP	125,000	AUD	219,371	05/20/22	2,126
	GBP	125,000	CHF	152,127	05/20/22	641
	GBP	590,861	EUR	700,000	05/20/22	3,867
	GBP	250,000	JPY	40,614,348	05/20/22	1,193
	INR	7,691,067	USD	100,000	05/25/22	155
	JPY	37,420,720	AUD	400,000	05/20/22	5,817
	JPY	83,135,796	EUR	600,000	05/20/22	7,521
	JPY	41,315,070	GBP	250,000	05/20/22	4,210
	JPY	51,447,640	NZD	600,000	05/20/22	9,321
	KRW	127,141,989	USD	100,000	06/02/22	634
	MXN	1,500,000	USD	72,738	05/20/22	476
	SEK	531,884	NOK	500,000	05/20/22	883
	TWD	2,949,665	USD	100,000	05/12/22	299
	USD	579,585	AUD	800,000	05/20/22	14,143
	USD	300,000	BRL	1,417,986	05/03/22	13,458
	USD	3,931,374	CAD	5,000,000	05/20/22	39,398

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank AG (London) (continued)	USD	2,492,936	CHF	2,375,000	05/20/22	$49,081
	USD	100,000	CLP	81,950,984	05/06/22	3,982
	USD	200,000	CLP	159,073,788	05/09/22	13,736
	USD	100,000	CLP	81,801,190	05/13/22	4,308
	USD	4,700,000	CNH	30,311,052	05/20/22	144,730
	USD	3,241,865	EUR	3,000,000	05/20/22	74,308
	USD	1,052,131	GBP	812,500	05/20/22	30,471
	USD	100,000	HUF	34,548,390	05/20/22	3,909
	USD	100,000	ILS	323,854	05/20/22	2,899
	USD	100,000	INR	7,565,413	05/06/22	1,223
	USD	100,000	INR	7,617,213	05/09/22	605
	USD	100,000	INR	7,623,813	05/11/22	544
	USD	100,000	INR	7,647,613	05/25/22	411
	USD	2,242,042	JPY	287,500,000	05/20/22	25,223
	USD	100,000	KRW	126,316,211	05/31/22	23
	USD	367,604	MXN	7,500,000	05/20/22	1,537
	USD	300,000	NOK	2,664,420	05/20/22	15,922
	USD	267,627	NZD	400,000	05/20/22	9,378
	USD	100,000	SEK	975,209	05/20/22	637
	USD	400,000	TRY	6,140,437	06/22/22	2,606
	USD	100,000	TWD	2,862,405	05/03/22	2,808
	USD	100,000	TWD	2,883,345	05/12/22	1,956
	USD	100,000	TWD	2,916,650	05/16/22	797
	USD	200,000	ZAR	3,148,587	05/20/22	1,097
MS & Co. Int. PLC	USD	5,894,108	AUD	8,096,000	06/17/22	168,836
	USD	1,125,750	CAD	1,434,000	06/17/22	9,632
	USD	2,230,225	EUR	2,022,000	06/17/22	92,194
	USD	476,516	GBP	364,000	06/17/22	18,773
	USD	864,489	NZD	1,268,000	06/17/22	45,994
	USD	349,043	SEK	3,293,000	06/17/22	13,221

TOTAL						$852,926
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (London)	AUD	200,000	CAD	186,720	05/20/22	$(3,981)
	AUD	200,000	NZD	219,456	05/20/22	(325)
	AUD	1,000,000	USD	720,276	05/20/22	(13,472)
	BRL	958,235	USD	200,000	05/03/22	(6,363)
	CAD	600,000	JPY	61,401,600	05/20/22	(6,410)
	CAD	3,800,000	USD	3,006,501	05/20/22	(48,599)
	CHF	1,000,000	USD	1,040,485	05/20/22	(11,495)
	CLP	78,036,156	USD	100,000	05/06/22	(8,568)
	CLP	163,723,076	USD	200,000	05/09/22	(8,292)
	CLP	82,453,456	USD	100,000	05/13/22	(3,545)
	CLP	81,744,856	USD	100,000	05/25/22	(4,646)
	CNH	30,586,386	USD	4,700,000	05/20/22	(103,353)
	EUR	500,000	CAD	682,020	05/20/22	(2,955)
	EUR	600,000	GBP	505,376	05/20/22	(1,962)
	EUR	1,700,000	JPY	235,000,748	05/20/22	(17,066)
	EUR	2,625,000	USD	2,817,120	05/20/22	(45,508)
	GBP	1,173,282	EUR	1,400,000	05/20/22	(2,876)
	GBP	625,000	JPY	104,523,909	05/20/22	(20,058)

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (London) (continued)	GBP	812,500	USD	1,037,925	05/20/22	$(16,266)
	HUF	34,813,400	USD	100,000	05/20/22	(3,172)
	ILS	323,590	USD	100,000	05/20/22	(2,979)
	INR	7,570,300	USD	100,000	05/06/22	(1,160)
	INR	7,567,500	USD	100,000	05/09/22	(1,253)
	INR	7,618,400	USD	100,000	05/11/22	(615)
	JPY	20,093,320	CAD	200,000	05/20/22	(746)
	JPY	81,453,250	EUR	600,000	05/20/22	(5,453)
	JPY	20,017,596	GBP	125,000	05/20/22	(2,829)
	JPY	150,000,000	USD	1,173,629	05/20/22	(17,028)
	KRW	126,065,789	USD	100,000	06/03/22	(216)
	MXN	7,000,000	USD	347,623	05/20/22	(5,961)
	NOK	2,769,898	USD	300,000	05/20/22	(4,677)
	NZD	216,987	AUD	200,000	05/20/22	(1,269)
	NZD	600,000	JPY	51,695,240	05/20/22	(11,231)
	NZD	300,000	USD	198,794	05/20/22	(5,107)
	SEK	980,839	USD	100,000	05/20/22	(64)
	TRY	1,528,890	USD	100,000	06/22/22	(1,054)
	TWD	2,918,475	USD	100,000	05/03/22	(904)
	TWD	2,909,995	USD	100,000	05/16/22	(1,024)
	TWD	2,930,995	USD	100,000	05/27/22	(236)
	USD	100,000	BRL	507,131	06/02/22	(1,489)
	USD	100,000	CLP	85,800,000	05/27/22	(37)
	USD	131,736	EUR	125,000	05/20/22	(246)
	USD	100,000	INR	7,696,780	05/31/22	(166)
	USD	576,025	JPY	75,000,000	05/20/22	(2,275)
	USD	100,000	KRW	127,034,911	06/03/22	(551)
	USD	170,164	MXN	3,500,000	05/20/22	(667)
	USD	100,000	PLN	447,882	05/20/22	(782)
	USD	1,904	TWD	56,069	05/03/22	—
	USD	100,000	TWD	2,948,300	05/27/22	(353)
MS & Co. Int. PLC	AUD	6,624,000	USD	4,939,938	06/17/22	(255,618)
	EUR	62,000	USD	68,516	06/17/22	(2,959)
	GBP	593,000	USD	775,885	06/17/22	(30,158)
	SEK	1,098,000	USD	115,893	06/17/22	(3,919)
	USD	1,052	EUR	1,000	06/17/22	(5)
	USD	4,992	GBP	4,000	06/17/22	(38)
	ZAR	718,000	USD	48,179	06/17/22	(2,957)

TOTAL						$(694,938)
FUTURES CONTRACTS — At April 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year U.S. Treasury Notes	64	06/21/22	$7,619,000	$(11,703)
20 Year U.S. Treasury Bonds	3	06/21/22	421,687	(594)
5 Year U.S. Treasury Notes	14	06/30/22	1,575,984	1,578
Amsterdam Exchanges Index	1	05/20/22	149,058	3,433
Brent Crude	1	05/31/22	107,140	1,499
CAC40 Index	5	05/20/22	341,619	633

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
CBOE Volatility Index	19	06/15/22	$592,961	$23,841
Cocoa	2	07/14/22	36,120	300
Copper	4	05/03/22	969,600	(6,500)
Copper	3	05/09/22	733,053	(12,281)
Copper	3	05/10/22	733,106	(26,120)
Copper	3	05/11/22	733,162	(12,009)
Copper	1	05/13/22	244,387	(4,652)
Copper	2	05/16/22	488,737	(9,494)
Copper	1	05/17/22	244,350	(4,645)
Copper	1	05/24/22	244,230	(7,373)
Copper	1	06/01/22	244,210	(5,893)
DAX Index	4	06/17/22	1,486,425	10,048
E-Mini Crude Oil	1	05/19/22	52,345	(94)
E-mini Russell 2000 Index	1	06/17/22	93,065	(1,550)
Euro Stoxx 50 Index	22	06/17/22	867,085	1,941
FTSE China A50 Index	12	05/30/22	161,868	2,825
FTSE/MIB Index	1	06/17/22	126,167	179
Gasoline	1	05/31/22	144,581	(1,480)
Gasoline	1	06/30/22	141,725	4,135
H-Shares Index	1	05/30/22	46,355	2,600
Hang Seng Index	2	05/30/22	267,656	618
Japan 10 Year Government Bonds	1	06/13/22	1,152,996	4,315
Kospi 200 Index	5	06/09/22	353,901	2,843
Lead	1	05/03/22	56,375	859
Lead	1	05/04/22	56,475	1,259
Lead	1	05/10/22	56,513	(228)
Lead	1	05/16/22	56,488	(4,315)
Lead	1	05/24/22	56,427	(2,738)
Lead	1	06/01/22	56,495	(3,746)
Lead	2	06/06/22	113,075	(9,306)
Lead	1	06/08/22	56,538	(3,597)
Mini HSI Index	1	05/30/22	26,766	492
Mini Topix Index	1	06/09/22	14,664	254
MSCI Singapore Index	1	05/30/22	22,691	325
Nickel	2	05/03/22	395,190	122,724
Nickel	1	05/06/22	190,353	49,080
Nickel	3	05/09/22	571,157	149,996
Nickel	1	05/10/22	190,396	48,523
Nickel	1	05/11/22	190,407	50,004
Nickel	1	05/16/22	190,461	49,367
Nickel	1	05/25/22	190,462	44,779
Nickel	1	06/06/22	190,469	33,416
Nickel	1	06/07/22	190,470	(3,769)
Nikkei 225 Index	2	06/09/22	414,101	847
Nikkei 225 Mini Index	25	06/09/22	517,627	3,588
OMXS 30 Index	4	05/20/22	83,783	166
Platinum	2	07/27/22	93,960	2,107
Primary Aluminum	1	05/03/22	75,388	372
Primary Aluminum	2	05/06/22	151,575	(4,694)
Primary Aluminum	4	05/09/22	303,100	(16,625)

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Primary Aluminum	1	05/11/22	$75,800	$(4,678)
Primary Aluminum	1	05/23/22	75,869	(6,272)
Primary Aluminum	1	06/08/22	76,016	(11,442)
S&P 500 E-Mini Index	2	06/17/22	412,750	(16,750)
SGX Nifty 50 Index	2	05/26/22	68,506	(91)
Silver	1	07/27/22	115,425	(1,602)
Soybean	4	07/14/22	172,920	(179)
Stoxx 600 Banks Index	3	06/17/22	51,255	(74)
Sugar No. 11	1	06/30/22	21,448	(92)
Topix Index	5	06/09/22	733,192	11,980
U.S. Dollar Index	3	05/16/22	30,014	297
U.S. Dollar Index	1	06/13/22	102,963	(387)
WTI Crude Oil	1	05/20/22	104,690	(2,502)
WTI Crude Oil	1	06/21/22	102,940	(1,622)
Yen Denom Nikkei	4	06/09/22	411,944	(2,581)
Zinc	1	05/03/22	104,925	15,085
Zinc	1	05/04/22	103,781	5,585
Zinc	1	05/06/22	103,781	12,664
Zinc	1	05/09/22	103,781	12,639
Zinc	3	05/10/22	311,344	33,468
Zinc	1	05/11/22	103,781	5,585
Zinc	3	05/13/22	311,044	40,171
Zinc	1	05/17/22	103,581	13,689
Zinc	1	05/18/22	103,531	12,389
Zinc	1	06/01/22	103,210	9,893
Zinc	1	06/06/22	103,194	5,141

Total				$595,854
Short position contracts:
10 Year German Euro-Bund	(14)	06/08/22	(2,270,780)	22,786
10 Year U.K. Long Gilt	(1)	06/28/22	(148,995)	1,031
2 Year U.S. Treasury Notes	(4)	06/30/22	(842,969)	1,297
5 Year German Euro-Bobl	(8)	06/08/22	(1,073,517)	5,254
Amsterdam Exchanges Index	(2)	05/20/22	(282,588)	(523)
CAC40 Index	(8)	05/20/22	(518,120)	(5,746)
Canada 10 Year Government Bonds	(2)	06/21/22	(196,240)	1,051
CBOE Volatility Index	(13)	05/18/22	(411,433)	(19,455)
Copper	(4)	05/03/22	(969,600)	13,188
Copper	(3)	05/09/22	(733,053)	11,129
Copper	(3)	05/10/22	(733,106)	27,617
Copper	(3)	05/11/22	(733,163)	10,366
Copper	(1)	05/13/22	(244,388)	1,247
Copper	(2)	05/16/22	(488,738)	9,272
Copper	(1)	05/17/22	(244,350)	3,959
Copper	(1)	05/24/22	(244,230)	1,617
Copper	(1)	06/01/22	(244,210)	7,267
DAX Index	(1)	06/17/22	(352,250)	(10,091)
Euro Stoxx 50 Index	(11)	06/17/22	(412,528)	(16,262)
Euro-Schatz	(2)	06/08/22	(232,395)	353
Eurodollars	(2)	06/17/24	(483,800)	912

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Eurodollars	(1)	06/19/23	$(259,755)	$488
French 10 Year Government Bonds	(6)	06/08/22	(924,390)	11,921
FTSE 100 Index	(11)	06/17/22	(903,799)	(32,724)
FTSE KLCI Index	(1)	05/31/22	(18,365)	(149)
FTSE/MIB Index	(1)	06/17/22	(119,595)	3,692
Gold 100 Oz	(1)	06/28/22	(191,170)	18
Hang Seng Index	(2)	05/30/22	(2,100,300)	(13,294)
IBEX 35 Index	(2)	05/20/22	(171,390)	(1,593)
Lead	(1)	05/03/22	(56,375)	(103)
Lead	(1)	05/04/22	(56,475)	(1,647)
Lead	(1)	05/10/22	(56,512)	4,285
Lead	(1)	05/16/22	(56,487)	1,659
Lead	(1)	05/24/22	(56,427)	4,345
Lead	(1)	06/01/22	(56,495)	3,564
Lead	(2)	06/06/22	(113,075)	7,354
Lead	(1)	06/08/22	(56,538)	8,459
Lean Hogs	(1)	06/14/22	(42,550)	(62)
Live Cattle	(1)	06/30/22	(53,060)	498
Mexican Peso	(1)	06/13/22	(24,300)	135
MSCI Emerging Markets Index	(34)	06/17/22	(1,797,580)	(47,053)
Natural Gas	(3)	05/26/22	(217,320)	(6,365)
Nickel	(2)	05/03/22	(395,190)	(123,336)
Nickel	(1)	05/06/22	(190,353)	(54,204)
Nickel	(3)	05/09/22	(571,157)	(160,232)
Nickel	(1)	05/10/22	(190,396)	(49,378)
Nickel	(1)	05/11/22	(190,407)	(51,600)
Nickel	(1)	05/16/22	(190,461)	(49,623)
Nickel	(1)	05/25/22	(190,462)	3,636
Nickel	(1)	06/06/22	(190,469)	(25,382)
Nickel	(1)	06/07/22	(190,470)	90,357
OMXS 30 Index	(7)	05/20/22	(1,439,725)	2,932
Primary Aluminum	(1)	05/03/22	(75,388)	5,309
Primary Aluminum	(2)	05/06/22	(151,575)	9,444
Primary Aluminum	(4)	05/09/22	(303,100)	20,100
Primary Aluminum	(1)	05/11/22	(75,800)	4,384
Primary Aluminum	(1)	05/23/22	(75,869)	11,504
Primary Aluminum	(1)	06/08/22	(76,016)	17,131
S&P 500 E-Mini Index	(44)	06/17/22	(9,080,500)	101,548
S&P Toronto Stock Exchange 60 Index	(3)	06/16/22	(751,200)	23,947
Soybean	(2)	07/14/22	(134,746)	727
SPI 200 Index	(3)	06/16/22	(555,675)	(10,429)
TOPIX Index	(6)	06/09/22	(114,180,000)	(55,343)
Ultra Long U.S. Treasury Bonds	(3)	06/21/22	(479,531)	7,750
Wheat	(2)	07/14/22	(108,074)	3,471
WTI Crude Oil	(1)	05/19/22	(104,690)	(8,151)
Zinc	(1)	05/03/22	(104,925)	(15,155)
Zinc	(1)	05/04/22	(103,781)	(13,448)
Zinc	(1)	05/06/22	(103,781)	(13,964)
Zinc	(1)	05/09/22	(103,781)	(13,490)
Zinc	(3)	05/10/22	(311,344)	(34,706)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Zinc	(1)	05/11/22	$(103,781)	$(13,161)
Zinc	(3)	05/13/22	(311,044)	(33,206)
Zinc	(1)	05/17/22	(103,581)	(5,390)
Zinc	(1)	05/18/22	(103,531)	(5,272)
Zinc	(1)	06/01/22	(103,210)	(9,639)
Zinc	(1)	06/06/22	(103,194)	(6,223)

Total				$(439,395)

TOTAL FUTURES CONTRACTS				$156,459

SWAP CONTRACTS — At April 30, 2022, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*
American Campus Communities	0.330%	MS & Co. Int. PLC	02/02/23	$15	$(1,936)
Atlantia SpA	(0.500)	MS & Co. Int. PLC	07/07/22	8	(6,959)
Avast PLC	0.690	MS & Co. Int. PLC	08/12/22	67	(2,119)
Brewin Dolphin Holdings PLC	0.690	MS & Co. Int. PLC	08/12/22	42	(10,170)
Clipper Logistics PLC	0.690	MS & Co. Int. PLC	08/12/22	12	(3,470)
Entain PLC	0.690	MS & Co. Int. PLC	08/12/22	3	(5,379)
Homeserve PLC	0.690	MS & Co. Int. PLC	08/12/22	11	(745)
Irongate Group	0.060	MS & Co. Int. PLC	03/25/24	141	(8,489)
Irongate Group	4.280	MS & Co. Int. PLC	03/28/24	34	(2,313)
Meggitt PLC	0.690	MS & Co. Int. PLC	08/12/22	84	(22,250)
John Menzies PLC	0.690	MS & Co. Int. PLC	08/12/22	77	(31,141)
PS Buisness Parks Inc	0.330	MS & Co. Int. PLC	02/02/23	2	(230)
Ramsay Health Care Ltd	0.060	MS & Co. Int. PLC	03/25/24	1	(3,940)
Randall & Quilter Investment Holdings Ltd	0.690	MS & Co. Int. PLC	08/12/22	66	(2,249)
Schroders PLC	0.690	MS & Co. Int. PLC	08/12/22	3	(2,220)
Schroders PLC	0.690	MS & Co. Int. PLC	08/12/22	3	1,610
Ultra Electronics Holdings PLC	0.690	MS & Co. Int. PLC	08/12/22	14	(27,878)
Uniti Group Ltd	0.060	MS & Co. Int. PLC	03/25/24	157	(33,713)
VICI Properties Inc	0.330	MS & Co. Int. PLC	11/03/23	70	28,143
VICI Properties, Inc.	(0.330)	MS & Co. Int. PLC	02/02/23	70	(48,187)

TOTAL					$(183,635)

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At April 30, 2022, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Intuit, Inc.	$430.000	09/16/2022	10	$430,000	$40,350	$46,099	$(5,749)
Kohl’s Corp.	62.500	07/15/2022	26	162,500	9,035	11,497	(2,462)
Momentive Global, Inc.	15.000	07/15/2022	27	40,500	6,278	6,720	(442)
Momentive Global, Inc.	17.500	07/15/2022	129	225,750	13,867	24,889	(11,022)
Nike, Inc.	125.000	09/16/2022	54	675,000	61,695	61,367	328
Oracle Corp.	77.500	09/16/2022	40	310,000	17,800	22,915	(5,115)
Spirit Airlines, Inc.	25.000	05/20/2022	140	350,000	11,200	25,574	(14,374)
Take-Two Interactive Software	170.000	06/17/2022	2	34,000	75	2,493	(2,418)
The Estee Lauder Cos., Inc.	260.000	10/21/2022	18	468,000	56,520	56,820	(300)
Unitedhealth Group, Inc.	250.000	06/17/2022	17	425,000	440,640	320,512	120,128
Zendesk, Inc.	75.000	01/20/2023	16	120,000	80,800	85,182	(4,382)
Zendesk, Inc.	125.000	07/15/2022	14	175,000	14,560	14,579	(19)
Zoetis, Inc.	125.000	01/20/2023	5	62,500	28,425	28,877	(452)

			498	$3,478,250	$781,245	$707,524	$73,721
Puts
51job, Inc.	$40.000	10/21/2022	29	116,000	290	5,864	(5,574)

Total purchased option contracts			527	$3,594,250	$781,535	$713,388	$68,147
Written option contracts
Calls
51job, Inc.	60.000	10/21/2022	(29)	$(174,000)	$(2,900)	$(2,345)	$(555)
Blackrock, Inc.	560.000	01/20/2023	(7)	(392,000)	(72,170)	(80,117)	7,947
Houghton Mifflin Harcourt Co.	22.500	06/17/2022	(198)	(445,500)	—	(5,019)	5,019
Kohl’s Corp.	70.000	07/15/2022	(26)	(182,000)	(2,197)	(2,003)	(194)
Mimecast Ltd.	80.000	05/20/2022	(22)	(176,000)	(109)	(856)	747
Momentive Global, Inc	22.500	07/15/2022	(156)	(351,000)	(1,950)	(6,633)	4,683
Spirit Airlines, Inc.	27.500	05/20/2022	(140)	(385,000)	(3,220)	(9,889)	6,669
Take-Two Interactive Software	190.000	06/17/2022	(2)	(38,000)	(80)	(1,250)	1,170
Zendesk, Inc.	145.000	07/15/2022	(28)	(406,000)	(6,930)	(6,587)	(343)

			(608)	$(2,549,500)	$(89,556)	$(114,699)	$25,143
Puts
51job, Inc	25.000	10/21/2022	(29)	$(72,500)	$(145)	$(419)	$274
Healthcare Trust Of America Inc	30.000	05/20/2022	(43)	(129,000)	(3,333)	(2,095)	(1,238)
Kohl’s Corp.	47.500	07/15/2022	(26)	(123,500)	(5,460)	(3,174)	(2,286)

			(98)	$(325,000)	$(8,938)	$(5,688)	$(3,250)

Total written option contracts			(706)	$(2,874,500)	$(98,494)	$(120,387)	$21,893

TOTAL			(179)	$719,750	$683,041	$593,001	$90,040

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

April 30, 2022 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $86,381,246)	$86,359,629
Investments of affiliated issuers, at value (cost $68,789,374)	68,789,374
Purchased options, at value (premium paid $713,388)	781,535
Cash	1,405,726
Foreign currencies, at value (cost $28,403)	9,392
Unrealized gain on swap contracts	29,753
Unrealized gain on forward foreign currency exchange contracts	852,926
Variation margin on futures contracts	596,211
Receivables:
Collateral on certain derivative contracts(b)	6,010,634
Investments sold	1,366,611
Dividends and interest	264,603
Foreign tax reclaims	68,678
Reimbursement from investment adviser	36,402
Due from broker — upfront payment	9,798
Fund shares sold	589

Other assets	86,384

Total assets	166,668,245

Liabilities:
Written option contracts, at value (premium received $120,387)	98,494
Securities sold short, at value (proceeds received $1,380,358)	1,209,148
Unrealized loss on swap contracts	213,388
Unrealized loss on forward foreign currency exchange contracts	694,938
Variation margin on futures contracts	45,217
Payables:
Investments purchased	1,816,945
Due to broker	333,389
Management fees	201,943
Fund shares redeemed	40,822
Distribution and service fees and transfer agency fees	10,459

Accrued expenses and other liabilities	913,030

Total liabilities	5,577,773

Net Assets:
Paid-in capital	199,064,783

Total distributable earnings (loss)	(37,974,311)
NET ASSETS	$161,090,472
Net Assets:
Class A	$7,374,615
Class C	3,051,810
Institutional	36,509,303
Investor	7,323,177
Class R6	37,371
Class R	29,418
Class P	106,764,778
Total Net Assets	$161,090,472
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	647,430
Class C	281,366
Institutional	3,152,624
Investor	636,403
Class R6	3,224
Class R	2,625
Class P	9,220,327
Net asset value, offering and redemption price per share:(c)
Class A	$11.39
Class C	10.85
Institutional	11.58
Investor	11.51
Class R6	11.59
Class R	11.20
Class P	11.58

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity — MMA IV, LLC.
Accordingly,	all interfund balances and transactions have been eliminated.
(b)	Includes segregated cash of $2,060,635, $210,000, $1,250,000 and $2,489,999 relating to initial margin requirements and/or collateral on futures, forward foreign currency, options and swaps transactions, respectively.
(c)	Maximum public offering price per share for Class A Shares is $12.04. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Operations(a)

For the Six Months Ended April 30, 2022 (Unaudited)

Investment income:
Non-cash dividends	$94,146

Dividends — affiliated issuers	6,050

Total investment income	100,196

Expenses:
Management fees	1,560,203
Custody, accounting and administrative services	443,707
Professional fees	179,683
Interest expense	136,092
Registration fees	53,183
Printing and mailing costs	45,382
Transfer Agency fees(b)	39,086
Distribution and Service fees(b)	21,747
Prime broker fees	16,168
Trustee fees	13,665
Dividend expense for securities sold short	7,405
Service Share fees — Shareholder Administration Plan	4,098

Other	6,539

Total expenses	2,526,958

Less — expense reductions	(910,162)

Net expenses	1,616,796

NET INVESTMENT LOSS	(1,516,600)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $2,148)	6,009,415
Securities sold short	80,785
Purchased options	(225,382)
Futures contracts	2,336,516
Written options	205,581
Swap contracts	532,506
Forward foreign currency exchange contracts	293,068
Foreign currency transactions	21,462
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(14,987,025)
Securities short sales	993,289
Purchased options	(5,438)
Futures contracts	(122,617)
Written options	(50,926)
Swap contracts	(93,088)
Forward foreign currency exchange contracts	179,776

Foreign currency translation	(41,777)

Net realized and unrealized loss	(4,873,855)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,390,455)

(a)	Statement of Operations for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity — MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$9,380	$12,293	$74	$6,378	$2,786	$7,848	$6,137	$5	$25	$15,907

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	Multi-Manager Alternatives Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment loss	$(1,516,600)	$(557,594)

Net realized gain	9,253,951	13,515,567

Net change in unrealized gain (loss)	(14,127,806)	4,678,340

Net increase (decrease) in net assets resulting from operations	(6,390,455)	17,636,313

From share transactions:

Proceeds from sales of shares	14,679,128	65,592,984

Cost of shares redeemed	(23,725,022)	(56,398,293)

Net increase (decrease) in net assets resulting from share transactions	(9,045,894)	9,194,691

TOTAL INCREASE (DECREASE)	(15,436,349)	26,831,004

Net assets:

Beginning of period	176,526,821	149,695,817

End of period	$161,090,472	$176,526,821

(a)	Statement of Changes in Net Assets for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity — MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class A Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$11.86		$10.66	$10.48	$9.91	$10.22	$10.25

Net investment income (loss)(a)	(0.13)		(0.07)	(0.01)	0.04	(0.04)	(0.02)

Net realized and unrealized gain (loss)	(0.34)		1.27	0.25	0.53	(0.27)	0.13

Total from investment operations	(0.47)		1.20	0.24	0.57	(0.31)	0.11

Distributions to shareholders from net investment income	—		—	(0.06)	—	—	(0.14)

Net asset value, end of period	$11.39		$11.86	$10.66	$10.48	$9.91	$10.22

Total return(b)	(3.96)%		11.26%	2.33%	5.75%	(3.03)%	1.08%

Net assets, end of period (in 000s)	$7,375		$7,943	$8,015	$11,538	$19,155	$37,077

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.28	%(c)	2.15%	2.13%	2.12%	2.31%	2.51%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.07	%(c)	2.08%	2.07%	2.07%	2.23%	2.38%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.43	%(c)	3.36%	4.32%	3.51%	2.91%	2.74%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.23	%(c)	3.30%	4.27%	3.46%	2.82%	2.62%

Ratio of net investment income (loss) to average net assets	(2.18	)%(c)	(0.63)%	(0.17)%	0.39%	(0.43)%	(0.22)%

Portfolio turnover rate(d)	116%		269%	222%	202%	232%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class C Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$11.34		$10.26	$10.11	$9.62	$10.00	$10.02

Net investment loss(a)	(0.16)		(0.15)	(0.09)	(0.03)	(0.12)	(0.11)

Net realized and unrealized gain (loss)	(0.33)		1.23	0.24	0.52	(0.26)	0.13

Total from investment operations	(0.49)		1.08	0.15	0.49	(0.38)	0.02

Distributions to shareholders from net investment income	—		—	—	—	—	(0.04)

Net asset value, end of period	$10.85		$11.34	$10.26	$10.11	$9.62	$10.00

Total return(b)	(4.41)%		10.53%	1.48%	4.98%	(3.70)%	0.23%

Net assets, end of period (in 000s)	$3,052		$3,544	$5,045	$7,646	$12,333	$29,758

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.03	%(c)	2.89%	2.88%	2.87%	3.07%	3.26%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.83	%(c)	2.84%	2.82%	2.82%	2.99%	3.13%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	4.18	%(c)	4.15%	5.09%	4.27%	3.65%	3.54%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.98	%(c)	4.09%	5.03%	4.21%	3.57%	3.41%

Ratio of net investment loss to average net assets	(2.94	)%(c)	(1.39)%	(0.92)%	(0.36)%	(1.23)%	(1.07)%

Portfolio turnover rate(d)	116%		269%	222%	202%	232%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Institutional Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$12.04		$10.78	$10.62	$10.00	$10.28	$10.33

Net investment income (loss)(a)	(0.11)		(0.03)	0.01	0.07	(0.01)	— (b)

Net realized and unrealized gain (loss)	(0.35)		1.29	0.26	0.55	(0.27)	0.15

Total from investment operations	(0.46)		1.26	0.27	0.62	(0.28)	0.15

Distributions to shareholders from net investment income	—		—	(0.11)	—	—	(0.20)

Net asset value, end of period	$11.58		$12.04	$10.78	$10.62	$10.00	$10.28

Total return(c)	(3.82)%		11.58%	2.66%	6.20%	(2.72)%	1.47%

Net assets, end of period (in 000s)	$36,509		$54,438	$67,354	$158,958	$361,962	$807,918

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.93	%(d)	1.82%	1.81%	1.80%	1.97%	2.11%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.73	%(d)	1.76%	1.75%	1.74%	1.89%	1.98%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.05	%(d)	3.00%	3.94%	3.03%	2.51%	2.40%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.85	%(d)	2.94%	3.88%	2.98%	2.43%	2.28%

Ratio of net investment income (loss) to average net assets	(1.81	)%(d)	(0.28)%	0.14%	0.71%	(0.12)%	0.02%

Portfolio turnover rate(e)	116%		269%	222%	202%	232%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Investor Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$11.97		$10.73	$10.56	$9.95	$10.24	$10.30

Net investment income (loss)(a)	(0.11)		(0.04)	0.01	0.07	(0.03)	(0.01)

Net realized and unrealized gain (loss)	(0.35)		1.28	0.26	0.54	(0.26)	0.14

Total from investment operations	(0.46)		1.24	0.27	0.61	(0.29)	0.13

Distributions to shareholders from net investment income	—		—	(0.10)	—	—	(0.19)

Net asset value, end of period	$11.51		$11.97	$10.73	$10.56	$9.95	$10.24

Total return(b)	(3.93)%		11.56%	2.59%	6.02%	(2.73)%	1.23%

Net assets, end of period (in 000s)	$7,323		$7,478	$10,061	$12,457	$30,347	$95,628

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.02	%(c)	1.89%	1.88%	1.87%	2.09%	2.26%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.83	%(c)	1.83%	1.82%	1.82%	2.01%	2.13%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.17	%(c)	3.10%	4.07%	3.23%	2.64%	2.54%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.98	%(c)	3.04%	4.02%	3.18%	2.56%	2.42%

Ratio of net investment income to average net assets	(1.92	)%(c)	(0.38)%	0.07%	0.63%	(0.26)%	(0.13)%

Portfolio turnover rate(d)	116%		269%	222%	202%	232%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R6 Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018(a)
Per Share Data

Net asset value, beginning of period	$12.05		$10.79	$10.63	$10.01	$10.22

Net investment income (loss)(b)	(0.11)		(0.04)	0.02	0.08	0.01

Net realized and unrealized gain (loss)	(0.35)		1.30	0.25	0.54	(0.22)

Total from investment operations	(0.46)		1.26	0.27	0.62	(0.21)

Distributions to shareholders from net investment income	—		—	(0.11)	—	—

Net asset value, end of period	$11.59		$12.05	$10.79	$10.63	$10.01

Total return(c)	(3.82)%		11.68%	2.60%	6.19%	(2.05)%

Net assets, end of period (in 000s)	$37		$12	$11	$10	$10

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.08	%(d)	1.83%	1.81%	1.79%	1.90	%(d)

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.89	%(d)	1.76%	1.76%	1.74%	1.81	%(d)

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.02	%(d)	2.96%	3.93%	3.23%	2.63	%(d)

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.83	%(d)	2.89%	3.88%	3.18%	2.54	%(d)

Ratio of net investment income to average net assets	(1.95	)%(d)	(0.30)%	0.12%	0.75%	0.13	%(d)

Portfolio turnover rate(e)	116%		269%	222%	202%	232%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$11.68		$10.52	$10.37	$9.82	$10.15	$10.18

Net investment income (loss)(a)	(0.14)		(0.10)	(0.05)	0.02	(0.09)	(0.06)

Net realized and unrealized gain (loss)	(0.34)		1.26	0.26	0.53	(0.24)	0.14

Total from investment operations	(0.48)		1.16	0.21	0.55	(0.33)	0.08

Distributions to shareholders from net investment income	—		—	(0.06)	—	—	(0.11)

Net asset value, end of period	$11.20		$11.68	$10.52	$10.37	$9.82	$10.15

Total return(b)	(4.11)%		11.03%	1.98%	5.60%	(3.25)%	0.73%

Net assets, end of period (in 000s)	$29		$31	$27	$27	$25	$120

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.51	%(c)	2.39%	2.38%	2.38%	2.61%	2.76%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.32	%(c)	2.33%	2.32%	2.32%	2.53%	2.63%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.67	%(c)	3.59%	4.56%	3.86%	3.12%	3.07%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.47	%(c)	3.53%	4.50%	3.81%	3.04%	2.94%

Ratio of net investment income (loss) to average net assets	(2.41	)%(c)	(0.87)%	(0.44)%	0.15%	(0.91)%	(0.63)%

Portfolio turnover rate(d)	116%		269%	222%	202%	232%	112%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class P Shares
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2018(a)
			2021	2020	2019
Per Share Data

Net asset value, beginning of period	$12.04		$10.78	$10.62	$10.00	$10.21

Net investment income (loss)(b)	(0.11)		(0.03)	0.02	0.08	0.02

Net realized and unrealized gain (loss)	(0.35)		1.29	0.25	0.54	(0.23)

Total from investment operations	(0.46)		1.26	0.27	0.62	(0.21)

Distributions to shareholders from net investment income	—		—	(0.11)	—	—

Net asset value, end of period	$11.58		$12.04	$10.78	$10.62	$10.00

Total return(c)	(3.82)%		11.69%	2.60%	6.20%	(2.06)%

Net assets, end of period (in 000s)	$106,765		$103,080	$59,182	$73,641	$108,718

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.94	%(d)	1.81%	1.80%	1.79%	1.83	%(d)

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.75	%(d)	1.76%	1.74%	1.73%	1.74	%(d)

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.03	%(d)	2.91%	3.93%	3.13%	2.68	%(d)

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.84	%(d)	2.85%	3.88%	3.08%	2.58	%(d)

Ratio of net investment income to average net assets	(1.81	)%(d)	(0.29)%	0.15%	0.73%	0.45	%(d)

Portfolio turnover rate(e)	116%		269%	222%	202%	232%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements

April 30, 2022 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of April 30, 2022, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Algert Global LLC (“Algert”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), GQG Partners LLC (“GQG Partners”), Longfellow Investment Management Co., LLC, Marathon Asset Management, L.P. (“Marathon”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), TCW Investment Management Company LLC (“TCW”), and Wellington Management Company LLP (“Wellington”) (the “Underlying Managers”). Crabel also serves as an Underlying Manager for the Subsidiary (as defined below). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity— MMA IV, LLC (the “Subsidiary”), a Cayman Islands exempted company is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of April 30, 2022, the Fund’s net assets were $160,995,062 of which, $4,503,374, or 2.8%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Consolidated Statement of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/ deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Consolidated Statement of Operations.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Special Purpose Acquisition Companies — The Fund invests in stock of, warrants to purchase stock of, and other interests in, special purpose acquisition companies or similar special purpose entities that pool funds to seek potential merger and acquisition opportunities (collectively, “SPACs”). SPACs are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. Stock purchased in a SPAC’s initial public offering are valued the same as other equity securities as noted above. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and it generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Consolidated

Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2022:

MULTI-MANAGER ALTERNATIVES

Investment Type	Level 1	Level 2	Level 3

Assets

Special Purpose Acquisition Company	$35,590,228	$—	$—

Common Stock and/or Other Equity Investments(a)

Asia	936,766	646,461	—

Australia and Oceania	—	2,112,817	—

Europe	4,778,981	9,005,143	—

North America	29,939,259	—	—

South America	705,091	—	—

Preferred Stock	—	695,101	—

Exchange Traded Fund	1,949,782	—	—

Investment Company	68,789,374	—	—

Total	$142,689,481	$12,459,522	$—

Liabilities

Common Stock and/or Other Equity Investments

North America	$(1,209,148)	$—	$—

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER ALTERNATIVES (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$852,926	$—

Futures Contracts(b)	1,264,536	—	—

Total Return Swap Contracts(b)	—	29,753	—

Purchased Options Contracts	781,535	—	—

Total	$2,046,071	$882,679	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(694,938)	$—

Futures Contracts(b)	(1,108,077)	—	—

Total Return Swap Contracts(b)	—	(213,388)	—

Written Option Contracts	(98,494)	—	—

Total	$(1,206,571)	$(908,326)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2022. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Equity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; Purchased options, at value	$1,007,717	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts; Written option contracts	$(543,396)	(a)(b)
Interest rate	Variation margin on futures contracts	56,983	(a)	Variation margin on futures contracts	(12,297)	(a)
Commodity	Variation margin on futures contracts	1,009,236	(a)	Variation margin on futures contracts	(861,685)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Variation margin on futures contracts	854,814	(a)	Payable for unrealized loss on forward foreign currency exchange contracts; Variation margin on futures contracts	(697,519)	(a)
Total		$2,928,750			$(2,114,897)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $213,388, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts, swap contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options, swap contracts and written options	$2,453,389	$(273,664)
Interest rate	Net realized gain (loss) from swap contracts and futures contracts/Net change in unrealized gain (loss) on swap contracts and futures contracts	(396,700)	(8,865)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	789,180	10,732
Currency	Net realized gain (loss) from forward foreign currency exchange Contracts and futures contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and futures contracts	296,420	179,504
Total		$3,142,289	(92,293)

For the six months ended April 30, 2022, the relevant values for each derivative type was as follows:

Average Number of Contracts, Notional Amounts(a)
Futures contracts	Forward contracts	Swap Agreements	Purchased Options	Written Options
602	$94,742,140	$12,334,562	$26,040	$24,686

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Funds held such derivatives during the six months ended April 30, 2022.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2022:

	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Deutsche Bank AG	$—	$504,276	$504,276	$—	$(399,284)	$(399,284)	$104,992	$—	$104,992
MS & Co. Int. PLC	29,753	348,650	378,403	(213,388)	(295,654)	(509,042)	(130,639)	130,639	—

Total	$29,753	$852,926	$882,679	$(213,388)	$(694,938)	$(908,326)	$(25,647)	$130,639	$104,992

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

Contractual Management Rate				Effective Fee Rate	Effective Net Management Fee Rate*^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion
1.90%	1.80%	1.71%	1.68%	1.90%	1.51%

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate of 1.57% as an annual percentage of the average daily net assets of the Fund as defined in the Fund’s most recent prospectus. This arrangement will be effective through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the six months ended April 30, 2022, GSAM waived $48,733 of the Fund’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended April 30, 2022, GSAM waived $8,383 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2022, Goldman Sachs retained $13 and $0, respectively.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class R6 and Class P Shares.

Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.06% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund through at least February 28, 2023 (the “TA Fee Waiver”). Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividends and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.194% of the average daily net assets of the Fund and limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares to (after the application of the TA Fee Waiver described above) 2.12%, 2.87%, 1.80%, 1.87%, 1.79%, 2.37%, and 1.79%, respectively. These Other Expense limitations will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the six months ended April 30, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Annual Operating Expense Reductions
$321,124	$5,410	$583,628	$910,162

The Fund has entered into certain offset arrangements with the custodian, which resulted in a reduction of the Fund’s gross expenses.

G.  Line of Credit Facility — As of April 30, 2022, the Fund participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2022, the Fund did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2022, Goldman Sachs earned $3,045, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of April 30, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 31% of Class R6 and 99% of Class R Shares of the Fund.

The table below shows the transaction in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended April 30, 2022:

Underlying Funds	Beginning Value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2022	Shares as of April 30, 2022	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$58,782,541	$164,460,473	$(154,453,640)	$68,789,374	68,789,374	$6,050

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2022, were $117,643,685 and $124,606,233, respectively.

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2022:

Counterparty	Securities Sold Short(1)	Collateral Pledged	Net Amount(2)
State Street Bank & Trust	$(1,209,148)	$3,770,357	$2,561,209

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2021, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:

Perpetual Short-Term	$(44,361,584)
Total Capital loss carryforwards	$(44,361,584)
Timing differences (Straddle Loss Deferral)	$(945,416)

As of April 30, 2022, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$156,646,577
Gross unrealized gain	3,774,020
Gross unrealized loss	(5,271,594)
Net unrealized loss	$(1,497,574)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, passive foreign investment company investments, swap transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

8. OTHER RISKS (continued)

intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it was managed directly by the Investment Adviser.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

Special Purpose Acquisition Companies Risk — The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, in a predetermined time frame (typically 18-24 months) the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders, or an attractive acquisition target may become scarce if the number of SPACs seeking to acquire operating businesses increases, which could negatively impact the value of SPAC shares held by the Fund; (v) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (vi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is/are not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Alternatives Fund

	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	45,556	$526,476	226,160	$2,575,162
Shares redeemed	(67,624)	(786,720)	(308,659)	(3,503,751)
	(22,068)	(260,244)	(82,499)	(928,589)
Class C Shares
Shares sold	2,779	31,550	1,013	10,669
Shares redeemed	(33,959)	(374,241)	(180,009)	(1,949,519)
	(31,180)	(342,691)	(178,996)	(1,938,850)
Institutional Shares
Shares sold	348,110	4,130,150	1,222,192	14,039,830
Shares redeemed	(1,715,574)	(20,592,680)	(2,947,320)	(34,316,720)
	(1,367,464)	(16,462,530)	(1,725,128)	(20,276,890)
Investor Shares
Shares sold	75,548	879,520	108,432	1,244,198
Shares redeemed	(63,868)	(751,068)	(421,581)	(4,910,613)
	11,680	128,452	(313,149)	(3,666,415)
Class R6 Shares
Shares sold	2,235	27,024	—	—
	2,235	27,024	—	—
Class R Shares
Shares sold	—	—	25	297
	—	—	25	297
Class P Shares
Shares sold	763,418	9,084,408	4,103,614	47,722,828
Shares redeemed	(103,446)	(1,220,313)	(1,032,351)	(11,717,690)
	659,972	7,864,095	3,071,263	36,005,138

NET INCREASE (DECREASE)	(746,825)	$(9,045,894)	771,516	$9,194,691

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Liquidity Risk Management Program

Each Portfolio has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Portfolio’s liquidity risk, i.e., the risk that a Portfolio is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Board of Trustees of the Trust has designated GSAM, each Portfolio’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Portfolio that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Portfolio’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 3-4, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Portfolio’s prospectus for more information regarding the Portfolio’s exposure to liquidity risk and other risks to which it may be subject.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended April 30, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 through April 30, 2022, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes —The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Alternatives Fund
Share Class	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/22*
Class A
Actual	$1,000.00	$960.40		$11.08
Hypothetical 5% return	1,000.00	1,013.54	+	11.38
Class C
Actual	1,000.00	955.90		14.65
Hypothetical 5% return	1,000.00	1,009.82	+	15.05
Institutional
Actual	1,000.00	961.80		9.39
Hypothetical 5% return	1,000.00	1,015.22	+	9.64
Investor
Actual	1,000.00	960.70		9.82
Hypothetical 5% return	1,000.00	1,014.78	+	10.09
Class R6
Actual	1,000.00	961.80		10.12
Hypothetical 5% return	1,000.00	1,014.48	+	10.39
Class R
Actual	1,000.00	958.90		12.19
Hypothetical 5% return	1,000.00	1,012.35	+	12.52
Class P
Actual	1,000.00	961.80		9.44
Hypothetical 5% return	1,000.00	1,015.17	+	9.69

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Multi-Manager Alternatives	2.07%	2.83%	1.73%	1.83%	1.89%	2.32%	1.75%

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust II (“the Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against/Withheld	Abstain

Steven D. Krichmar	997,212,261	10,105,414	0

Linda A. Lang	1,004,981,372	2,336,303	0

Michael Latham	995,719,416	11,598,259	0

Lawrence W. Stranghoener	995,630,574	11,687,101	0

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Fund’s operations are difficult to predict.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the assets of the Fund among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on November 16-17, 2021, the Trustees present, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and Longfellow Investment Management Co. LLC (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees present relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that the Sub-Adviser currently manages other assets for the Investment Adviser’s clients. They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule, which includes breakpoints. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the Sub-Adviser. The Trustees considered this information in light of the overall management fee expected to be retained by the Investment Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.13 trillion in assets under supervision as of March 31, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[5]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[6]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[6]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 281689-OTU-1621376 MMALTSAR 22

Goldman Sachs Funds

Semi-Annual Report	April 30, 2022

Strategic Multi-Asset Class Funds
Multi-Manager Global Equity
Multi-Manager Non-Core Fixed Income
Multi-Manager Real Assets Strategy

Goldman Sachs Strategic

Multi-Asset Class Funds

∎	MULTI-MANAGER GLOBAL EQUITY

∎	MULTI-MANAGER NON-CORE FIXED INCOME

∎	MULTI-MANAGER REAL ASSETS STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset Class Funds

The following are highlights both of key factors affecting the equity, credit and real assets markets and of any key changes made to the Goldman Sachs Strategic Multi-Asset Class Funds (the “Funds”) during the six months ended April 30, 2022 (the “Reporting Period”). A fuller review of the markets and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended October 31, 2022.

Market and Economic Review

Equity Markets

•	Global equities, as represented by the MSCI All Country World Index (“MSCI ACWI”) Investable Market Index (“IMI”), returned -11.87% during the Reporting Period.

•	When the Reporting Period began in November 2021, global equities suffered a sharp sell-off amid worries about rising inflation.

•	Global equities then rebounded in December 2021 on expectations of healthy economic growth globally, as the COVID-19 Omicron variant proved to be less severe than previously expected.

•	In the first four months of 2022, global equities declined amid persistent inflation and anticipation of a change in Federal Reserve (“Fed”) monetary policy.

•	At their March policy meeting, Fed officials raised the targeted federal funds rate by 25 basis points — the first rate hike in more than three years. (A basis point is 1/100th of a percentage point.)

•

The Fed’s policy shift led to a spike in interest rates that proved to be a substantial headwind for longer duration growth stocks. The information technology sector was especially challenged, as technology companies tend to deliver a higher proportion of their cash flows in the distant future.

•	Market volatility increased in late February 2022 and through the end of the Reporting Period in response to Russia’s invasion of Ukraine.

•	From a style perspective, growth stocks underperformed value stocks during the Reporting Period. High dividend and minimum volatility factors significantly outperformed momentum and quality factors.

•	From a regional perspective, both developed markets and emerging markets equities produced negative returns.

•	Within the developed markets, Japanese equities were weak, driven by the depreciation of the Japanese yen versus the U.S. dollar.

•

Emerging markets stocks lagged developed market stocks. China’s equity market declined, as its government’s zero-tolerance COVID-19 policy dampened economic growth expectations. Continued regulatory headwinds for technology companies also weighed on Chinese equities.

•	A number of index providers, including MSCI, excluded Russia from their indices beginning in March, declaring the Russian equity market had become inaccessible to foreign investors.

Credit Markets

•	Credit markets broadly declined, led by longer duration investments, as interest rates rose during the Reporting Period.

•

Additional pressures included the emergence of COVID-19 variants, slowing global economic growth, surging inflation and commodity prices, investor expectations of less supportive central bank policy support and Russia’s invasion of Ukraine.

•

Leveraged loans outperformed most other fixed income sectors during the Reporting Period, benefiting from their floating rate nature and from strong investor demand. A drop in issuance also contributed to positive market technicals (supply/demand).

1

MARKET REVIEW

•

High yield corporate bonds weakened during the Reporting Period overall, as high yield credit spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) widened amid increased investor risk aversion in early 2022.

•	Investment grade corporate bonds, which tend to be of longer duration, were hurt by rising interest rates.

•

Within emerging markets debt, U.S. dollar-denominated bonds trailed local currency-denominated bonds, largely because of higher U.S. interest rates and widening spreads. Commodity-rich regions, such as the Middle East and Latin America, outperformed Asia and Europe.

•	The exclusion of Russian debt from a number of fixed income indices, along with the resulting fallout on other index constituents, weighed on emerging markets debt during the Reporting Period.

Real Assets

•

Global real estate securities retreated during the Reporting Period but outperformed the broader global equity market. Global infrastructure securities posted gains and significantly outperformed global equities.

•

In the global real estate market, regional location was a more meaningful driver of performance than property type during the Reporting Period. North America was the best performing region, despite producing modestly negative returns, while Europe (ex-U.K.), the U.K. and Japan recorded the weakest results.

•

Among property types, hotel real estate investment trusts (“REITs”) generated positive returns during the Reporting Period, while the performance of health care REITs and industrial REITs was rather flat. Real estate operating companies and diversified REITs, with their large footprint in Europe and Asia, produced the most significantly negative returns. U.S. residential REITs and office REITs posted more moderately negative returns during the Reporting Period.

•

Cyclically-oriented property types that were most sensitive to post-COVID-19 economic reopenings, such as retail, hotels and senior housing, performed better during the Reporting Period than growth-oriented property types, such as residential and self-storage REITs. However, office REITs remained out of favor due to secular concerns about the future of work. Industrial REITs weakened toward the end of the Reporting Period amid worries about near-term overbuilding and a supply overhang.

•

In the global infrastructure market, North America was the best performing region during the Reporting Period, followed by the U.K. and Latin America. Asia (ex-Japan), Japan and Europe (ex-UK) regions posted negative returns.

•

Rising interest rates pressured growth-oriented segments of the global infrastructure market, including cell towers, which declined like many other growth-oriented stocks with long-duration cash flows.

•

Despite higher interest rates, utilities generated positive returns in line with defensive equities broadly. However, gas utilities, particularly in Europe and Asia, grappled with spiking input costs as well as the regulatory overhang of potential windfall taxes in Europe. Electric utilities fared comparatively better, particularly in North America.

•	In the energy sector, midstream* energy companies benefited significantly from higher oil and gas prices, though they did not benefit as much as exploration and production companies.

•

In the industrials sector, performance was mixed to slightly negative, as concerns about the COVID-19 Omicron variant created an uncertain outlook for travel activity, especially for airports and toll roads. Freight rails and marine ports continued to benefit from high and steady volumes and from their pricing power due to the backlog of goods imports related to China’s zero-tolerance COVID-19 policy.

*	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

2

MARKET REVIEW

Fund Changes and Highlights

Goldman Sachs Multi-Manager Global Equity Fund

•

Effective November 29, 2021, Diamond Hill Capital Management Inc. and T. Rowe Price Associates, Inc. became Underlying Managers for the Fund. (The Fund’s Underlying Managers are unaffiliated investment managers that employ a mix of international, global and U.S.-focused equity investment strategies.)

•	Effective March 21, 2022, DWS Investment Management Americas, Inc. (“DIMA”) no longer served as an Underlying Manager for the Fund.

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

•

Effective November 29, 2021, Pacific Asset Management LLC became an Underlying Manager for the Fund. (The Fund’s Underlying Managers are unaffiliated investment managers that employ a non-core fixed income investment strategy.)

Goldman Sachs Multi-Manager Real Assets Strategy Fund

•

Effective February 23, 2022, Principal Real Estate Investors, LLC became an Underlying Manager for the Fund. (The Fund’s Underlying Managers are unaffiliated investment managers that invest primarily in real assets.)

•	Effective March 7, 2022, Presima Inc. no longer served as an Underlying Manager for the Fund.

3

FUND BASICS

Multi-Manager Global Equity Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD)[2]
Class R6 Shares	-12.62%	-10.78%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) is a custom index that comprises the MSCI ACWI IMI (which covers 8,664 securities and includes large, mid, small and micro cap size segments for all developed markets countries in the index together with large, mid and small cap size segments for the emerging markets countries) and a currency hedge on 50% of the non-U.S. developed markets exposures back to U.S. dollars. As of April 30, 2022, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 27 emerging markets include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not reflect any deductions for fees or expenses. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/22‡

Holding	% of Net Assets	Line of Business

Microsoft Corp.	2.1%	Software
Amazon.com, Inc.	1.6	Internet & Direct Marketing Retail
Berkshire Hathaway, Inc. Class B	1.4	Diversified Financial Services
Alphabet, Inc. Class A	1.4	Interactive Media & Services
Vertex Pharmaceuticals, Inc.	1.1	Biotechnology
Johnson & Johnson	0.9	Pharmaceuticals
Aon PLC Class A	0.9	Insurance
Wheaton Precious Metals Corp.	0.9	Metals & Mining
Meta Platforms, Inc. Class A	0.9	Interactive Media & Services
Union Pacific Corp.	0.9	Road & Rail

‡	The top 10 holdings may not be representative of the Fund’s future investments.
The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 6.7% of the Fund’s net assets as of 04/30/22.

4

FUND BASICS

FUND COMPOSITION†

†	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

FUND BASICS

Multi-Manager Non-Core Fixed Income Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	Multi- Manager Non-Core Fixed Income Composite Dynamic Index[2]	Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged)	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)	J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged)	J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)
Class R6 Shares	-8.68%	-8.97%	-7.40%	0.55%	-15.45%	-13.17%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi-Manager Non-Core Fixed Income Composite Dynamic Index, which is comprised of the Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) and the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/22‡

Holding	% of Net Assets	Line of Business

Republic of South Africa	0.7%	Foreign Debt Obligations
China Government Bond	0.6	Foreign Debt Obligations
RegionalCare Hospital Partners Holdings, Inc.	0.5	Bank Loans
Brazil Notas do Tesouro Nacional	0.5	Foreign Debt Obligations
Medline Borrower LP	0.5	Bank Loans
Fertitta Entertainment LLC	0.5	Corporate Obligations
Brazil Notas do Tesouro Nacional	0.5	Foreign Debt Obligations
Republic of South Africa	0.5	Foreign Debt Obligations
Thailand Government Bond	0.5	Foreign Debt Obligations
Brazil Letras do Tesouro Nacional	0.4	Foreign Debt Obligations

‡	The top 10 holdings may not be representative of the Fund’s future investments.
The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 5.1% of the Fund’s net assets as of 04/30/22.

6

FUND BASICS

FUND COMPOSITION†

†	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of April 30, 2022

PERFORMANCE REVIEW

November 1, 2021–April 30, 2022	Fund Total Return (based on NAV)[1]	Multi-Manager Real Assets Strategy Composite Dynamic Index[2]	FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged)	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)
Class R6 Shares	-2.57%	-1.10%	-5.54%	3.48%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi-Manager Real Assets Strategy Composite Dynamic Index is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged). The constituent indexes of the Multi-Manager Real Assets Strategy Composite Dynamic Index are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN EQUITY HOLDINGS AS OF 4/30/22[1]

Holding	% of Net Assets	Line of Business

American Tower Corp.	3.0%	Equity Real Estate Investment Trusts (REITs)
Prologis, Inc.	2.9	Equity Real Estate Investment Trusts (REITs)
Enbridge, Inc.	2.8	Oil, Gas & Consumable Fuels
Crown Castle International Corp.	2.6	Equity Real Estate Investment Trusts (REITs)
Welltower, Inc.	2.2	Equity Real Estate Investment Trusts (REITs)
Sempra Energy	2.1	Multi-Utilities
National Grid PLC	2.0	Multi-Utilities
Equity Residential	1.9	Equity Real Estate Investment Trusts (REITs)
SBA Communications Corp.	1.7	Equity Real Estate Investment Trusts (REITs)
Rexford Industrial Realty, Inc.	1.7	Equity Real Estate Investment Trusts (REITs)

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND SECTOR ALLOCATION[2]

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 93.7%
Australia – 0.8%
16,895	Allkem Ltd.* (Metals & Mining)	$140,807
5,044	Ampol Ltd. (Oil, Gas & Consumable Fuels)	118,590
9,129	Bendigo & Adelaide Bank Ltd. (Banks)	68,064
42,452	Centuria Industrial REIT (Equity Real Estate Investment Trusts (REITs))	118,306
13,657	Charter Hall Group (Equity Real Estate Investment Trusts (REITs))	146,777
4,653	CSL Ltd. (Biotechnology)	888,026
22,965	Downer EDI Ltd. (Commercial Services & Supplies)	88,852
10,291	Eagers Automotive Ltd. (Specialty Retail)	95,123
13,733	GrainCorp Ltd. (Food & Staples Retailing)	99,240
13,612	IGO Ltd. (Metals & Mining)	123,765
28,903	Incitec Pivot Ltd. (Chemicals)	77,952
10,660	Lynas Rare Earths Ltd.* (Metals & Mining)	66,893
78,602	Nine Entertainment Co. Holdings Ltd. (Media)	147,322
46,047	Orora Ltd. (Containers & Packaging)	129,039
11,928	Pilbara Minerals Ltd.* (Metals & Mining)	23,137
3,443	Pro Medicus Ltd. (Health Care Technology)	112,599
5,873	Rio Tinto PLC (Metals & Mining)	414,964
7,205	Seven Group Holdings Ltd. (Trading Companies & Distributors)	100,523
16,345	Super Retail Group Ltd. (Specialty Retail)	120,938

		3,080,917

Austria – 0.1%
3,033	BAWAG Group AG(a) (Banks)	144,019
2,066	CA Immobilien Anlagen AG (Real Estate Management & Development)	58,349
3,628	S&T AG (IT Services)	61,336
3,402	Wienerberger AG (Construction Materials)	96,031

		359,735

Belgium – 0.1%
599	Cofinimmo SA (Equity Real Estate Investment Trusts (REITs))	80,437
4,883	KBC Group NV (Banks)	332,199
3,307	Warehouses De Pauw CVA (Equity Real Estate Investment Trusts (REITs))	127,221

		539,857

Bermuda – 0.0%
8,735	Conduit Holdings Ltd. (Insurance)	41,434

Brazil – 1.5%
24,300	Banco do Brasil SA (Banks)	163,280
36,400	BB Seguridade Participacoes SA (Insurance)	187,229

Common Stocks – (continued)
Brazil – (continued)
98,800	Hapvida Participacoes e Investimentos SA(a) (Health Care Providers & Services)	175,260
5,100	Hypera SA (Pharmaceuticals)	38,601
33,089	JBS SA (Food Products)	253,323
19,300	Localiza Rent a Car SA (Road & Rail)	206,665
25,850	Marfrig Global Foods SA (Food Products)	98,036
162	MercadoLibre, Inc.* (Internet & Direct Marketing Retail)	157,728
2,635	Pagseguro Digital Ltd. Class A* (IT Services)	38,761
6,914	StoneCo Ltd. Class A* (IT Services)	65,130
15,100	TOTVS SA (Software)	97,644
16,750	Vale SA (Metals & Mining)	282,185
47,500	WEG SA (Electrical Equipment)	289,192
79,495	Wheaton Precious Metals Corp. (Metals & Mining)	3,566,146
4,820	XP, Inc. Class A* (Capital Markets)	118,620

		5,737,800

Canada – 2.4%
11,800	Air Canada* (Airlines)	206,671
4,300	Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	191,427
14,400	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	199,637
3,400	ATS Automation Tooling Systems, Inc.* (Machinery)	99,222
3,700	Boralex, Inc. Class A (Independent Power and Renewable Electricity Producers)	110,915
11,240	Canadian National Railway Co. (Road & Rail)	1,321,976
11,640	Canadian Pacific Railway Ltd. (Road & Rail)	852,281
5,200	Capital Power Corp. (Independent Power and Renewable Electricity Producers)	170,898
22,200	Capstone Copper Corp.* (Metals & Mining)	101,094
19,200	Crescent Point Energy Corp. (Oil, Gas & Consumable Fuels)	133,017
3,900	Empire Co. Ltd. Class A (Food & Staples Retailing)	128,811
7,415	Enerplus Corp. (Oil, Gas & Consumable Fuels)	90,759
8,000	First Capital Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	106,613
1,520	Granite Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	112,570
2,096	Intact Financial Corp. (Insurance)	293,226
792	Methanex Corp. (Chemicals)	39,697
3,690	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	111,362

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
23,380	Nutrien Ltd. (Chemicals)	$2,297,085
3,821	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	210,499
556	Shopify, Inc. Class A* (IT Services)	237,312
7,858	SSR Mining, Inc. (Metals & Mining)	172,862
2,810	Stantec, Inc. (Professional Services)	128,989
6,600	Summit Industrial Income REIT (Equity Real Estate Investment Trusts (REITs))	104,498
10,410	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	374,214
1,060	TFI International, Inc. (Road & Rail)	85,269
5,114	The Descartes Systems Group, Inc.* (Software)	317,752
6,127	The Toronto-Dominion Bank (Banks)	442,552
1,027	Toromont Industries Ltd. (Trading Companies & Distributors)	90,409
3,140	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	161,711
10,300	Wesdome Gold Mines Ltd.* (Metals & Mining)	105,113
17,400	Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	142,624
19,100	Yamana Gold, Inc. (Metals & Mining)	105,413

		9,246,478

Chile – 0.0%
62,278	Cencosud SA (Food & Staples Retailing)	99,687

China – 3.7%
29,650	3SBio, Inc.*(a) (Biotechnology)	20,918
466,074	Agricultural Bank of China Ltd. Class H (Banks)	174,807
6,080	Airtac International Group (Machinery)	165,000
72,400	Alibaba Group Holding Ltd.* (Internet & Direct Marketing Retail)	883,112
32,200	Anhui Conch Cement Co. Ltd. Class H (Construction Materials)	174,976
1,658	Autohome, Inc. ADR (Interactive Media & Services)	48,198
15,000	Baidu, Inc.* (Interactive Media & Services)	239,155
1,912	Baidu, Inc. ADR* (Interactive Media & Services)	237,413
1,297,437	Bank of China Ltd. Class H (Banks)	509,091
492,363	Bank of Communications Co. Ltd. Class H (Banks)	342,630
378,000	Beijing Capital International Airport Co. Ltd. Class H* (Transportation Infrastructure)	206,504
50,650	Bosideng International Holdings Ltd. (Textiles, Apparel & Luxury Goods)	25,263
6,700	BYD Co. Ltd. Class H (Automobiles)	194,981
61,350	BYD Electronic International Co. Ltd. (Communications Equipment)	122,292

Common Stocks – (continued)
China – (continued)
37,100	Centre Testing International Group Co. Ltd. Class A (Professional Services)	121,197
111,300	China Aoyuan Group Ltd. (Real Estate Management & Development)	16,737
522,311	China Cinda Asset Management Co. Ltd. Class H (Capital Markets)	88,075
232,415	China Construction Bank Corp. Class H (Banks)	165,572
66,000	China Everbright Bank Co. Ltd. Class H (Banks)	23,910
141,600	China Feihe Ltd.(a) (Food Products)	134,629
209,762	China Galaxy Securities Co. Ltd. Class H (Capital Markets)	114,094
54,950	China Gas Holdings Ltd. (Gas Utilities)	66,982
90,900	China International Capital Corp. Ltd. Class H(a) (Capital Markets)	182,197
187,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	360,688
64,532	China Medical System Holdings Ltd. (Pharmaceuticals)	92,393
27,500	China Merchants Bank Co. Ltd. Class H (Banks)	165,749
75,400	China National Building Material Co. Ltd. Class H (Construction Materials)	100,343
107,250	China Power International Development Ltd. (Independent Power and Renewable Electricity Producers)	51,857
193,000	China Resources Pharmaceutical Group Ltd.(a) (Pharmaceuticals)	101,707
74,000	China Yongda Automobiles Services Holdings Ltd. (Specialty Retail)	68,618
52,500	China Yuhua Education Corp. Ltd.(a) (Diversified Consumer Services)	9,136
11,550	Chongqing Brewery Co. Ltd.* (Beverages)	216,277
4,600	Contemporary Amperex Technology Co. Ltd. Class A (Electrical Equipment)	278,798
71,500	COSCO Shipping Holdings Co. Ltd. Class H* (Marine)	111,237
55,000	Country Garden Services Holdings Co. Ltd. (Real Estate Management & Development)	231,813
184,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	188,112
1,533	Daqo New Energy Corp. ADR* (Semiconductors & Semiconductor Equipment)	63,727
95,250	Dongfeng Motor Group Co. Ltd. Class H (Automobiles)	69,484
11,400	Dongyue Group Ltd. (Chemicals)	13,421
46,160	East Money Information Co. Ltd. (Capital Markets)	156,046
4,779	FinVolution Group (Consumer Finance)	17,969
3,000	Ganfeng Lithium Co. Ltd. Class H(a) (Metals & Mining)	35,908

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
10,600	Genscript Biotech Corp.* (Life Sciences Tools & Services)	$29,941
42,650	Great Wall Motor Co. Ltd. Class H (Automobiles)	59,728
200,800	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate Management & Development)	74,542
33,300	Guotai Junan Securities Co. Ltd. Class H*(a) (Capital Markets)	42,969
90,000	Haitong Securities Co. Ltd. Class H (Capital Markets)	62,854
17,146	Hello Group, Inc. ADR (Interactive Media & Services)	91,217
42,390	Hopson Development Holdings Ltd. (Real Estate Management & Development)	81,732
75,950	Industrial & Commercial Bank of China Ltd. Class H (Banks)	45,783
590	JD.com, Inc. ADR* (Internet & Direct Marketing Retail)	36,379
7,802	JD.com, Inc. Class A* (Internet & Direct Marketing Retail)	243,255
35,000	Jiumaojiu International Holdings, Ltd.(a) (Hotels, Restaurants & Leisure)	77,003
754	JOYY, Inc. ADR (Interactive Media & Services)	29,836
23,000	Kingboard Holdings Ltd. (Electronic Equipment, Instruments & Components)	103,549
6,650	Kingsoft Corp. Ltd. (Entertainment)	19,957
90,000	Kunlun Energy Co. Ltd. (Gas Utilities)	74,690
228,000	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	221,389
781	Li Auto, Inc. ADR* (Automobiles)	17,518
91,500	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	713,166
118,800	Logan Group Co. Ltd. (Real Estate Management & Development)	36,961
24,500	LONGi Green Energy Technology Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	246,365
5,137	Lufax Holding Ltd. ADR (Consumer Finance)	28,510
83,500	Metallurgical Corp. of China Ltd. Class H (Construction & Engineering)	21,378
12,450	NetEase, Inc. (Entertainment)	238,483
1,298	NetEase, Inc. ADR (Entertainment)	123,738
5,414	New Oriental Education & Technology Group, Inc. (Diversified Consumer Services)	67,946
89,700	Orient Securities Co. Ltd. Class H(a) (Capital Markets)	54,081
391,100	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	185,653
573	Pinduoduo, Inc. ADR* (Internet & Direct Marketing Retail)	24,691
65,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	414,007

Common Stocks – (continued)
China – (continued)
47,950	Powerlong Real Estate Holdings Ltd. (Real Estate Management & Development)	16,260
51,729	RLX Technology, Inc. ADR* (Tobacco)	105,010
88,600	Seazen Group Ltd. (Real Estate Management & Development)	37,423
2,800	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (Health Care Equipment & Supplies)	131,251
27,300	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	370,433
192,400	Shimao Group Holdings Ltd. (Real Estate Management & Development)	108,374
68,550	Shimao Services Holdings Ltd.(a) (Real Estate Management & Development)	36,179
1,720	Silergy Corp. (Semiconductors & Semiconductor Equipment)	153,136
57,000	Sinopec Engineering Group Co. Ltd. Class H (Construction & Engineering)	29,855
27,465	Sinotruk Hong Kong Ltd. (Machinery)	33,220
162,850	Sun Art Retail Group Ltd. (Food & Staples Retailing)	50,551
87,600	Sunac China Holdings Ltd. (Real Estate Management & Development)	51,129
32,466	Tencent Holdings Ltd. (Interactive Media & Services)	1,529,956
28,291	Tencent Music Entertainment Group ADR* (Entertainment)	120,237
336,750	The People’s Insurance Co. Group of China Ltd. Class H (Insurance)	107,273
45,250	Topsports International Holdings Ltd.(a) (Specialty Retail)	34,609
3,100	Trip.com Group Ltd. ADR* (Hotels, Restaurants & Leisure)	73,315
11,630	Vipshop Holdings Ltd. ADR* (Internet & Direct Marketing Retail)	89,086
67,450	Want Want China Holdings Ltd. (Food Products)	60,885
795	Weibo Corp. ADR* (Interactive Media & Services)	18,396
6,400	WuXi AppTec Co. Ltd. Class H(a) (Life Sciences Tools & Services)	87,051
27,339	Wuxi Lead Intelligent Equipment Co. Ltd. Class A (Machinery)	179,052
17,700	Xtep International Holdings Ltd. (Textiles, Apparel & Luxury Goods)	25,750
91,500	Yangzijiang Shipbuilding Holdings Ltd. (Machinery)	59,697
6,140	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	256,652
6,850	Yunnan Botanee Bio-Technology Group Co. Ltd. Class A (Personal Products)	202,161
5,300	Yunnan Energy New Material Co. Ltd. Class A (Chemicals)	160,036
29,300	Zhongsheng Group Holdings Ltd. (Specialty Retail)	193,609

		14,378,923

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Colombia – 0.0%
5,301	Ecopetrol SA ADR (Oil, Gas & Consumable Fuels)	$86,035

Denmark – 0.7%
5,340	ALK-Abello A/S* (Pharmaceuticals)	116,485
2,577	Carlsberg AS Class B (Beverages)	327,364
1,626	DSV A/S (Air Freight & Logistics)	266,585
15,106	Novo Nordisk A/S Class B (Pharmaceuticals)	1,725,502
367	ROCKWOOL A/S (Building Products)	102,643
1,613	Royal Unibrew A/S (Beverages)	139,026

		2,677,605

France – 3.9%
8,552	Air Liquide SA (Chemicals)	1,479,567
35,530	Alstom SA (Machinery)	780,964
25,125	AXA SA (Insurance)	664,682
5,851	BNP Paribas SA (Banks)	303,382
5,004	Capgemini SE (IT Services)	1,018,709
9,676	Carrefour SA (Food & Staples Retailing)	205,204
3,696	Cellectis SA ADR* (Biotechnology)	12,936
4,217	Cie de Saint-Gobain (Building Products)	246,012
2,396	Cie Generale des Etablissements Michelin SCA (Auto Components)	296,768
3,740	Criteo SA ADR* (Media)	92,677
15,211	Danone SA (Food Products)	919,828
5,970	Dassault Systemes SE (Software)	264,019
34,258	Engie SA (Multi-Utilities)	404,261
450	Eramet* (Metals & Mining)	59,977
3,482	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	592,803
10,485	Eutelsat Communications SA (Media)	116,524
3,415	Faurecia SE (Auto Components)	74,235
515	Gaztransport Et Technigaz SA (Oil, Gas & Consumable Fuels)	61,326
4,376	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	104,742
1,002	L’Oreal SA (Personal Products)	364,538
4,229	Legrand SA (Electrical Equipment)	374,749
2,397	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,551,183
962	Nexans SA (Electrical Equipment)	87,626
7,277	Pernod Ricard SA (Beverages)	1,501,857
9,220	Sanofi (Pharmaceuticals)	974,507
4,196	SCOR SE (Insurance)	118,637
781	Sopra Steria Group SACA (IT Services)	138,415
6,535	SPIE SA (Commercial Services & Supplies)	153,808
25,967	TotalEnergies SE (Oil, Gas & Consumable Fuels)	1,275,057
15,281	Valeo (Auto Components)	277,826
5,577	Vinci SA (Construction & Engineering)	541,158

		15,057,977

Germany – 1.9%
19,697	Bayer AG* (Pharmaceuticals)	1,297,462
7,041	Beiersdorf AG (Personal Products)	707,202

Common Stocks – (continued)
Germany – (continued)
904	CompuGroup Medical SE & Co KgaA (Health Care Technology)	48,321
998	CTS Eventim AG & Co. KGaA* (Entertainment)	68,499
4,899	Deutsche Boerse AG (Capital Markets)	852,889
2,839	Encavis AG (Independent Power and Renewable Electricity Producers)	61,977
1,085	K&S AG* (Chemicals)	36,443
1,434	KION Group AG (Machinery)	79,768
3,862	Merck KGaA (Pharmaceuticals)	716,506
1,171	MTU Aero Engines AG* (Aerospace & Defense)	236,150
879	Rheinmetall AG (Aerospace & Defense)	198,148
22,236	RWE AG (Independent Power and Renewable Electricity Producers)	923,225
1,108	Salzgitter AG* (Metals & Mining)	45,993
18,186	SAP SE (Software)	1,843,077
1,106	Scout24 SE(a) (Interactive Media & Services)	69,953
763	Sixt SE* (Road & Rail)	99,200
1,370	Stroeer SE & Co. KGaA (Media)	81,962
3,206	TAG Immobilien AG (Real Estate Management & Development)	64,073

		7,430,848

Ghana* – 0.8%
440,641	Kosmos Energy Ltd. (Oil, Gas & Consumable Fuels)	2,978,733

Greece – 0.0%
2,250	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	43,286
13,900	National Bank of Greece SA* (Banks)	55,134

		98,420

Hong Kong – 0.5%
191,925	AIA Group Ltd. (Insurance)	1,885,425
107,150	Sino Biopharmaceutical Ltd. (Pharmaceuticals)	56,203
9,500	Swire Pacific Ltd. Class A (Real Estate Management & Development)	54,111
275,000	Truly International Holdings Ltd. (Electronic Equipment, Instruments & Components)	74,900
38,000	Yue Yuen Industrial Holdings Ltd.* (Textiles, Apparel & Luxury Goods)	55,894

		2,126,533

Hungary* – 0.0%
3,276	OTP Bank Nyrt (Banks)	97,721

India – 1.9%
5,563	Adani Total Gas Ltd. (Gas Utilities)	178,365
3,740	Adani Transmission Ltd.* (Electric Utilities)	135,245
3,894	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	225,489

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
1,724	Asian Paints Ltd. (Chemicals)	$72,670
4,270	Bajaj Finance Ltd. (Consumer Finance)	368,082
530	Bajaj Finserv Ltd. (Diversified Financial Services)	102,146
5,109	Balkrishna Industries Ltd. (Auto Components)	142,266
39,455	Bharti Airtel Ltd.* (Wireless Telecommunication Services)	378,662
450	Deepak Nitrite Ltd. (Chemicals)	13,526
2,784	Divi’s Laboratories Ltd. (Life Sciences Tools & Services)	162,970
33,390	HDFC Bank Ltd. (Banks)	598,610
26,443	Hindalco Industries Ltd. (Metals & Mining)	164,627
11,159	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	321,959
23,621	ICICI Bank Ltd. (Banks)	227,070
4,850	Indian Railway Catering & Tourism Corp. Ltd. (Commercial Services & Supplies)	46,682
1,990	Info Edge India Ltd. (Interactive Media & Services)	119,918
24,417	Infosys Ltd. (IT Services)	494,864
8,500	Infosys Ltd. ADR (IT Services)	168,895
2,643	JSW Steel Ltd. (Metals & Mining)	24,876
756	L&T Technology Services Ltd.(a) (Professional Services)	39,986
1,542	Larsen & Toubro Infotech Ltd.(a) (IT Services)	96,526
650	Mindtree Ltd. (IT Services)	29,744
42,067	Motherson Sumi Systems Ltd. (Auto Components)	75,140
2,150	Oberoi Realty Ltd.* (Real Estate Management & Development)	26,784
45,750	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	94,812
156	Page Industries Ltd. (Textiles, Apparel & Luxury Goods)	92,505
28,035	Power Finance Corp. Ltd. (Diversified Financial Services)	42,890
60,266	REC Ltd. (Diversified Financial Services)	99,526
15,167	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	549,537
900	SRF Ltd. (Chemicals)	29,270
40,787	State Bank of India (Banks)	261,960
17,289	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	208,989
9,195	Tata Consultancy Services Ltd. (IT Services)	423,782
796	Tata Elxsi Ltd. (Software)	79,725
13,110	Tata Motors Ltd.* (Automobiles)	74,189
11,629	Tata Steel Ltd. (Metals & Mining)	190,938
10,029	Tech Mahindra Ltd. (IT Services)	163,795
14,002	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	446,783
23,200	TV18 Broadcast Ltd.* (Media)	16,177

Common Stocks – (continued)
India – (continued)
9,100	United Spirits Ltd.* (Beverages)	102,024
19,250	Vedanta Ltd. (Metals & Mining)	101,261

		7,193,265

Indonesia – 0.4%
152,050	Adaro Energy Indonesia Tbk PT (Oil, Gas & Consumable Fuels)	34,740
195,250	Astra International Tbk PT (Automobiles)	101,948
844,700	Bank Central Asia Tbk PT (Banks)	473,768
228,950	Bank Mandiri Persero Tbk PT (Banks)	140,583
54,400	Bank Negara Indonesia Persero Tbk PT (Banks)	34,362
1,294,900	Bank Rakyat Indonesia Persero Tbk PT (Banks)	431,444
30,700	First Resources Ltd. (Food Products)	46,823
568,950	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	181,317
13,400	United Tractors Tbk PT (Oil, Gas & Consumable Fuels)	27,984

		1,472,969

Ireland – 0.9%
28,659	Bank of Ireland Group PLC* (Banks)	173,694
4	Flutter Entertainment PLC* (Hotels, Restaurants & Leisure)	402
2,592	ICON PLC* (Life Sciences Tools & Services)	586,336
3,619	Keywords Studios PLC (IT Services)	109,399
10,902	Medtronic PLC (Health Care Equipment & Supplies)	1,137,733
12,303	Ryanair Holdings PLC ADR* (Airlines)	1,074,298
2,450	STERIS PLC (Health Care Equipment & Supplies)	548,922

		3,630,784

Israel* – 0.3%
105,424	Bezeq The Israeli Telecommunication Corp. Ltd. (Diversified Telecommunication Services)	167,127
3,936	Check Point Software Technologies Ltd.* (Software)	497,077
1,119	Nova Ltd. (Semiconductors & Semiconductor Equipment)	110,345
4,982	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)	240,631

		1,015,180

Italy – 1.1%
12,802	Banca Mediolanum SpA (Diversified Financial Services)	92,934
61,923	BPER Banca (Banks)	103,448

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
185,028	Enel SpA (Electric Utilities)	$1,203,217
19,852	Eni SpA (Oil, Gas & Consumable Fuels)	277,507
2,902	Ferrari NV (Automobiles)	611,030
37,619	Hera SpA (Multi-Utilities)	140,304
209,574	Intesa Sanpaolo SpA (Banks)	427,052
3,221	Prysmian SpA (Electrical Equipment)	104,763
137,734	UniCredit SpA (Banks)	1,274,739

		4,234,994

Japan – 3.7%
1,600	ABC-Mart, Inc. (Specialty Retail)	66,352
5,600	ADEKA Corp. (Chemicals)	107,398
14,900	Amada Co. Ltd. (Machinery)	115,698
6,800	Anritsu Corp. (Electronic Equipment, Instruments & Components)	85,507
400	BayCurrent Consulting, Inc. (Professional Services)	131,147
3,500	BIPROGY, Inc. (IT Services)	88,427
4,600	Canon Marketing Japan, Inc. (Electronic Equipment, Instruments & Components)	100,095
5,900	CKD Corp. (Machinery)	76,403
3,900	Daikin Industries Ltd. (Building Products)	595,989
700	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	67,418
4,900	Denso Corp. (Auto Components)	298,632
5,300	EXEO Group, Inc. (Construction & Engineering)	88,234
7,200	FANUC Corp. (Machinery)	1,103,242
7,400	Fukuoka Financial Group, Inc. (Banks)	135,208
78	GLP J-REIT (Equity Real Estate Investment Trusts (REITs))	105,251
2,300	Hanwa Co. Ltd. (Trading Companies & Distributors)	56,220
9,700	Hino Motors Ltd. (Machinery)	50,071
16,600	Hitachi Ltd. (Industrial Conglomerates)	787,279
4,800	Hoya Corp. (Health Care Equipment & Supplies)	476,362
4,000	Internet Initiative Japan, Inc. (Diversified Telecommunication Services)	124,845
194	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	98,530
5,600	Japan Material Co. Ltd. (Semiconductors & Semiconductor Equipment)	84,606
18	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts (REITs))	54,608
6,600	Kamigumi Co. Ltd. (Transportation Infrastructure)	112,061
1,220	Keyence Corp. (Electronic Equipment, Instruments & Components)	490,445
6,000	Koito Manufacturing Co. Ltd. (Auto Components)	220,167

Common Stocks – (continued)
Japan – (continued)
2,900	KOMEDA Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	49,958
2,800	Kose Corp. (Personal Products)	287,451
28,800	Kubota Corp. (Machinery)	489,273
1,800	Kumagai Gumi Co. Ltd. (Construction & Engineering)	37,564
1,800	Kureha Corp. (Chemicals)	135,235
7,900	Kyocera Corp. (Electronic Equipment, Instruments & Components)	414,805
1,900	Kyudenko Corp. (Construction & Engineering)	43,088
3,000	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	400,804
1,400	M&A Capital Partners Co. Ltd.* (Capital Markets)	43,485
12,900	Mazda Motor Corp. (Automobiles)	91,600
6,100	Mirait Holdings Corp. (Construction & Engineering)	85,483
22	Mitsui Fudosan Logistics Park, Inc. (Equity Real Estate Investment Trusts (REITs))	94,323
2,900	Morinaga Milk Industry Co. Ltd. (Food Products)	116,788
9,700	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	578,193
1,800	Nippon Express Holdings, Inc. (Road & Rail)	105,535
1,600	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	108,214
27,000	Olympus Corp. (Health Care Equipment & Supplies)	475,230
6,000	Persol Holdings Co. Ltd. (Professional Services)	119,038
11,800	Rengo Co. Ltd. (Containers & Packaging)	69,863
5,600	Ryohin Keikaku Co. Ltd. (Multiline Retail)	50,328
2,900	Sankyu, Inc. (Road & Rail)	88,418
3,000	SBI Holdings, Inc. (Capital Markets)	67,101
10,400	Sega Sammy Holdings, Inc. (Leisure Products)	184,284
1,700	Shin-Etsu Chemical Co. Ltd. (Chemicals)	233,639
3,900	Ship Healthcare Holdings, Inc. (Health Care Providers & Services)	65,145
800	SMC Corp. (Machinery)	387,376
2,500	SMS Co. Ltd. (Professional Services)	58,672
5,400	Sony Group Corp. (Household Durables)	466,026
400	Sumitomo Bakelite Co. Ltd. (Chemicals)	13,124
8,200	Sumitomo Forestry Co. Ltd. (Household Durables)	125,451
18,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	546,872
2,800	Suzuken Co. Ltd. (Health Care Providers & Services)	82,648
30,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	870,496

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
15,000	Terumo Corp. (Health Care Equipment & Supplies)	$446,477
18,900	The Chiba Bank Ltd. (Banks)	108,926
4,900	TIS, Inc. (IT Services)	110,051
1,000	Tokyo Ohka Kogyo Co. Ltd. (Chemicals)	54,336
1,600	Tokyotokeiba Co. Ltd. (Hotels, Restaurants & Leisure)	54,445
24,500	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	127,490
3,000	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals)	63,815
3,500	Toyo Suisan Kaisha Ltd. (Food Products)	108,067
3,500	Toyoda Gosei Co. Ltd. (Auto Components)	50,967
5,000	Toyota Boshoku Corp. (Auto Components)	79,687
2,900	TRE Holdings Corp. (Commercial Services & Supplies)	46,397
2,500	Trend Micro, Inc. (Software)	139,392
2,900	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	113,636
1,800	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	63,173

		14,272,564

Jordan – 0.0%
3,764	Hikma Pharmaceuticals PLC (Pharmaceuticals)	88,418

Luxembourg – 0.0%
833	APERAM SA (Metals & Mining)	32,152

Macau* – 0.2%
290,000	Sands China Ltd. (Hotels, Restaurants & Leisure)	639,211

Malaysia – 0.1%
56,000	Hartalega Holdings Bhd (Health Care Equipment & Supplies)	56,598
78,950	Kossan Rubber Industries Bhd (Health Care Equipment & Supplies)	33,368
38,500	Petronas Chemicals Group Bhd (Chemicals)	90,380
56,050	Sime Darby Plantation Bhd (Food Products)	67,247
159,030	Supermax Corp. Bhd (Health Care Equipment & Supplies)	40,548
295,300	Top Glove Corp. Bhd (Health Care Equipment & Supplies)	113,955

		402,096

Mexico – 0.4%
16,350	Alfa SAB de CV Class A (Industrial Conglomerates)	10,953
4,900	America Movil SAB de CV ADR Class L (Wireless Telecommunication Services)	95,207

Common Stocks – (continued)
Mexico – (continued)
86,950	America Movil SAB de CV Series L (Wireless Telecommunication Services)	84,621
5,100	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	111,307
37,850	Grupo Bimbo SAB de CV Series A (Food Products)	116,667
63,500	Grupo Financiero Banorte SAB de CV Class O (Banks)	419,184
26,350	Grupo Financiero Inbursa SAB de CV Class O* (Banks)	44,665
43,000	Grupo Mexico SAB de CV Series B (Metals & Mining)	201,277
22,650	Orbia Advance Corp. SAB de CV (Chemicals)	54,498
635	Ternium SA ADR (Metals & Mining)	27,242
132,150	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	467,299

		1,632,920

Netherlands – 1.7%
3,118	Aalberts NV (Machinery)	151,511
208	Adyen NV*(a) (IT Services)	348,877
11,787	Akzo Nobel NV (Chemicals)	1,022,481
2,260	Arcadis NV (Construction & Engineering)	94,296
1,307	ASM International NV (Semiconductors & Semiconductor Equipment)	392,743
2,077	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,170,950
4,433	ASR Nederland NV (Insurance)	201,474
1,228	Euronext NV(a) (Capital Markets)	98,390
96,216	ING Groep NV (Banks)	911,571
28,351	Koninklijke Philips NV (Health Care Equipment & Supplies)	740,843
713	OCI NV* (Chemicals)	27,017
6,145	Randstad NV (Professional Services)	324,942
37,986	Shell PLC (Oil, Gas & Consumable Fuels)	1,025,639
3,294	Signify NV(a) (Electrical Equipment)	139,361

		6,650,095

Panama* – 0.0%
1,760	Copa Holdings SA Class A (Airlines)	132,651

Philippines – 0.0%
14,850	International Container Terminal Services, Inc. (Transportation Infrastructure)	60,974

Poland – 0.0%
4,817	Bank Polska Kasa Opieki SA (Banks)	105,855
18	LPP SA (Textiles, Apparel & Luxury Goods)	38,037
16,156	PGE Polska Grupa Energetyczna SA* (Electric Utilities)	35,930

		179,822

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Portugal – 0.1%
23,975	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	$291,815
100,186	Sonae SGPS SA (Food & Staples Retailing)	108,160

		399,975

Puerto Rico – 0.0%
1,095	EVERTEC, Inc. (IT Services)	43,143

Qatar – 0.2%
143,264	Barwa Real Estate Co. (Real Estate Management & Development)	133,142
76,332	Industries Qatar QSC (Industrial Conglomerates)	393,658
9,500	Ooredoo QPSC (Diversified Telecommunication Services)	19,536
115,650	Qatar Aluminum Manufacturing Co. (Metals & Mining)	76,216
6,550	Qatar Islamic Bank SAQ (Banks)	44,047
116,224	United Development Co. QSC (Real Estate Management & Development)	46,276

		712,875

Russia*(b) – 0.0%
30,642	Gazprom PJSC ADR (Oil, Gas & Consumable Fuels)	—
5,200	LUKOIL PJSC ADR (Oil, Gas & Consumable Fuels)	—
11,950	Magnit PJSC GDR (Food & Staples Retailing)	—
3,393	Novolipetsk Steel PJSC (Metals & Mining)	—
5,650	PhosAgro PJSC (Chemicals)	—
19,000	Surgutneftegas PJSC ADR (Oil, Gas & Consumable Fuels)	—
23,847	VTB Bank PJSC GDR* (Banks)	—

		—

Singapore – 0.3%
8,700	City Developments Ltd. (Real Estate Management & Development)	53,341
76,300	ComfortDelGro Corp. Ltd. (Road & Rail)	80,599
21,700	DBS Group Holdings Ltd. (Banks)	526,455
110,200	Frasers Logistics & Commercial Trust (Equity Real Estate Investment Trusts (REITs))	114,758
52,250	Mapletree Industrial Trust (Equity Real Estate Investment Trusts (REITs))	98,182
54,600	Sembcorp Industries Ltd. (Multi-Utilities)	115,632
25,800	Yangzijiang Financial Holding Pte. Ltd. (Capital Markets)	10,167

		999,134

Common Stocks – (continued)
South Africa – 0.4%
750	Anglo American Platinum Ltd. (Metals & Mining)	83,331
2,202	Anglo American PLC (Metals & Mining)	97,529
3,150	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	33,935
829	Bid Corp. Ltd. (Food & Staples Retailing)	17,349
1,845	Capitec Bank Holdings Ltd. (Banks)	257,543
5,723	Clicks Group Ltd. (Food & Staples Retailing)	112,637
23,911	FirstRand Ltd. (Diversified Financial Services)	102,977
8,815	Investec Ltd. (Capital Markets)	53,713
1,800	Kumba Iron Ore Ltd. (Metals & Mining)	59,757
25,906	MTN Group (Wireless Telecommunication Services)	274,759
14,062	MultiChoice Group (Media)	115,132
6,150	Remgro Ltd. (Diversified Financial Services)	55,458
2,882	Sasol Ltd.* (Chemicals)	70,600
28,000	Sibanye Stillwater Ltd. (Metals & Mining)	96,870

		1,431,590

South Korea – 2.0%
338	AfreecaTV Co. Ltd. (Interactive Media & Services)	28,972
200	BGF retail Co. Ltd. (Food & Staples Retailing)	28,608
11,298	BNK Financial Group, Inc. (Banks)	70,071
7,814	Coupang, Inc.* (Internet & Direct Marketing Retail)	100,566
5,806	Hana Financial Group, Inc. (Banks)	215,558
1,500	Hankook Tire & Technology Co. Ltd. (Auto Components)	41,170
1,507	Hyundai Mobis Co. Ltd. (Auto Components)	245,169
3,117	Industrial Bank of Korea (Banks)	27,657
1,450	JYP Entertainment Corp. (Entertainment)	67,268
9,623	KB Financial Group, Inc. (Banks)	447,701
12,075	Kia Corp. (Automobiles)	792,002
3,318	KT Corp. (Diversified Telecommunication Services)	93,422
1,903	KT Corp. ADR (Diversified Telecommunication Services)	26,509
5,174	LG Display Co. Ltd. (Electronic Equipment, Instruments & Components)	67,605
663	LG Electronics, Inc. (Household Durables)	60,046
124	LG Innotek Co. Ltd. (Electronic Equipment, Instruments & Components)	33,646
700	Meritz Financial Group, Inc. (Diversified Financial Services)	20,969
1,093	NAVER Corp. (Interactive Media & Services)	243,476
1,130	POSCO Holdings, Inc. (Metals & Mining)	258,009

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
366	Samsung Biologics Co. Ltd.*(a) (Life Sciences Tools & Services)	$241,409
36,434	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,931,281
959	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	1,252,705
414	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	197,211
15,866	Shinhan Financial Group Co. Ltd. (Banks)	527,142
9,560	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	837,725
1	SK Innovation Co. Ltd.* (Oil, Gas & Consumable Fuels)	159
8,205	Woori Financial Group, Inc. (Banks)	95,058

		7,951,114

Spain – 1.1%
4,428	Aena SME SA*(a) (Transportation Infrastructure)	628,376
32,635	Amadeus IT Group SA* (IT Services)	2,045,004
51,649	Banco Bilbao Vizcaya Argentaria SA (Banks)	271,015
129,231	Banco de Sabadell SA (Banks)	100,293
180,125	CaixaBank SA (Banks)	581,425
3,044	CIE Automotive SA (Auto Components)	66,365
24,805	Iberdrola SA (Electric Utilities)	285,029
6,807	Industria de Diseno Textil SA (Specialty Retail)	142,724

		4,120,231

Sweden – 0.6%
7,129	AAK AB (Food Products)	123,693
5,947	Atlas Copco AB Class A (Machinery)	269,618
7,566	Castellum AB (Real Estate Management & Development)	149,832
5,079	Evolution AB(a) (Hotels, Restaurants & Leisure)	521,097
9,687	Husqvarna AB Class B (Machinery)	92,599
4,480	Loomis AB (Commercial Services & Supplies)	111,622
2,578	Lundin Energy AB (Oil, Gas & Consumable Fuels)	106,590
1,476	Saab AB Class B (Aerospace & Defense)	62,433
1,445	Sdiptech AB Class B* (Commercial Services & Supplies)	50,606
42,545	Swedbank AB Class A (Banks)	673,030
3,363	Thule Group AB(a) (Leisure Products)	116,653
7,110	Trelleborg AB Class B (Machinery)	155,948

		2,433,721

Switzerland – 3.3%
8,089	Alcon, Inc. (Health Care Equipment & Supplies)	577,561

Common Stocks – (continued)
Switzerland – (continued)
740	BKW AG (Electric Utilities)	90,081
5,908	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	686,455
317	Comet Holding AG (Electronic Equipment, Instruments & Components)	68,527
54,181	Credit Suisse Group AG (Capital Markets)	367,744
1,121	Georg Fischer AG (Machinery)	60,837
5,399	Julius Baer Group Ltd. (Capital Markets)	258,006
868	Lonza Group AG (Life Sciences Tools & Services)	511,802
17,885	Nestle SA (Food Products)	2,308,848
21,769	Novartis AG (Pharmaceuticals)	1,923,710
764	PSP Swiss Property AG (Real Estate Management & Development)	96,288
6,142	Roche Holding AG (Pharmaceuticals)	2,277,538
6,996	SIG Group AG (Containers & Packaging)	146,465
3,420	Sika AG (Chemicals)	1,044,666
2,324	Sophia Genetics SA* (Health Care Technology)	14,943
344	Tecan Group AG (Life Sciences Tools & Services)	103,378
47,787	UBS Group AG (Capital Markets)	811,262
330	VAT Group AG(a) (Machinery)	102,073
3,094	Zurich Insurance Group AG (Insurance)	1,408,604

		12,858,788

Taiwan – 1.8%
300	ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	26,350
10,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	120,283
30,050	Cathay Financial Holding Co. Ltd. (Insurance)	63,182
23,000	Chailease Holding Co. Ltd. (Diversified Financial Services)	182,777
193,150	CTBC Financial Holding Co. Ltd. (Banks)	189,986
25,000	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	208,690
8,750	E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	50,027
5,400	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	88,606
26,000	Evergreen Marine Corp. Taiwan Ltd. (Marine)	124,980
162,419	Fubon Financial Holding Co. Ltd. (Insurance)	407,821
70,950	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	243,080
4,000	Kinsus Interconnect Technology Corp. (Semiconductors & Semiconductor Equipment)	22,549

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
14,017	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	$386,420
2,000	momo.com, Inc. (Internet & Direct Marketing Retail)	52,794
4,500	Nan Ya Printed Circuit Board Corp. (Electronic Equipment, Instruments & Components)	59,771
32,900	Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	71,993
2,050	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	27,119
7,450	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	17,650
10,188	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	35,127
5,096	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	69,150
25,200	Ruentex Development Co. Ltd. (Real Estate Management & Development)	65,955
343	Silicon Motion Technology Corp. ADR (Semiconductors & Semiconductor Equipment)	26,044
44,450	SinoPac Financial Holdings Co. Ltd. (Banks)	27,373
133,750	Taishin Financial Holding Co. Ltd. (Banks)	87,487
156,455	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,829,120
10,555	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	980,876
10,000	Unimicron Technology Corp. (Electronic Equipment, Instruments & Components)	70,141
138,685	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	220,314
11,100	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	39,056
19,950	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	18,011
11,250	Yang Ming Marine Transport Corp.* (Marine)	46,934

		6,859,666

Thailand – 0.4%
8,500	Advanced Info Service PCL (Wireless Telecommunication Services)	53,143
62,700	Airports of Thailand PCL NVDR* (Transportation Infrastructure)	121,166

Common Stocks – (continued)
Thailand – (continued)
16,150	Bangkok Bank PCL (Banks)	60,914
40,550	Com7 PCL Class F (Specialty Retail)	48,989
24,650	Gulf Energy Development PCL (Independent Power and Renewable Electricity Producers)	34,773
2,850	Jasmine Technology Solution PCL* (IT Services)	45,933
19,350	Kasikornbank PCL (Banks)	85,657
37,300	Kasikornbank PCL NVDR (Banks)	165,116
40,100	Kiatnakin Phatra Bank PCL (Banks)	83,968
398,800	Krung Thai Bank PCL (Banks)	175,815
69,600	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	304,529
82,300	PTT Exploration & Production PCL NVDR (Oil, Gas & Consumable Fuels)	360,096
15,900	SCB X PCL (Banks)	53,387
1,404,450	TMBThanachart Bank PCL (Banks)	52,915

		1,646,401

Turkey – 0.0%
2,600	BIM Birlesik Magazalar AS (Food & Staples Retailing)	14,607
15,123	Haci Omer Sabanci Holding AS (Banks)	20,358
10,550	KOC Holding AS (Industrial Conglomerates)	28,563
49,312	Turkiye Is Bankasi AS Class C (Banks)	34,971

		98,499

United Arab Emirates – 0.3%
76,500	Abu Dhabi Commercial Bank PJSC (Banks)	211,471
57,115	Abu Dhabi Islamic Bank PJSC (Banks)	136,037
54,397	Emirates NBD Bank PJSC (Banks)	224,722
4,550	Emirates Telecommunications Group Co. PJSC (Diversified Telecommunication Services)	43,520
119,169	Fertiglobe PLC (Chemicals)	179,964
46,021	First Abu Dhabi Bank PJSC (Banks)	281,159
8,747	Yalla Group Ltd. ADR* (Interactive Media & Services)	35,775

		1,112,648

United Kingdom – 5.0%
26,418	Alphawave IP Group PLC* (Semiconductors & Semiconductor Equipment)	49,829
7,686	AstraZeneca PLC (Pharmaceuticals)	1,025,630
20,655	B&M European Value Retail SA (Multiline Retail)	126,555
69,487	Balfour Beatty PLC (Construction & Engineering)	210,526
368,494	Barclays PLC (Banks)	677,344

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
196,197	BP PLC (Oil, Gas & Consumable Fuels)	$947,199
15,301	British American Tobacco PLC (Tobacco)	641,301
71,962	Compass Group PLC (Hotels, Restaurants & Leisure)	1,518,530
3,223	Computacenter PLC (IT Services)	108,292
1,933	Cranswick PLC (Food Products)	76,864
5,635	CVS Group PLC (Health Care Providers & Services)	127,209
2,975	Dechra Pharmaceuticals PLC (Pharmaceuticals)	134,813
2,317	Derwent London PLC (Equity Real Estate Investment Trusts (REITs))	87,911
15,053	Diageo PLC (Beverages)	750,977
27,434	Dr. Martens PLC (Textiles, Apparel & Luxury Goods)	71,730
33,720	DS Smith PLC (Containers & Packaging)	138,564
12,153	Electrocomponents PLC (Trading Companies & Distributors)	158,627
787	Endava PLC ADR* (IT Services)	79,172
4,720	Entain PLC* (Hotels, Restaurants & Leisure)	88,690
32,008	Experian PLC (Professional Services)	1,105,375
3,710	Future PLC (Media)	101,610
14,750	GB Group PLC (Software)	106,894
9,651	Grafton Group PLC (Trading Companies & Distributors)	116,886
77,561	Hays PLC (Professional Services)	119,122
22,526	Ibstock PLC(a) (Construction Materials)	53,177
12,840	IG Group Holdings PLC (Capital Markets)	131,226
7,036	IMI PLC (Machinery)	118,449
6,626	Intermediate Capital Group PLC (Capital Markets)	126,798
30,985	J Sainsbury PLC (Food & Staples Retailing)	90,407
58,146	JD Sports Fashion PLC (Specialty Retail)	95,806
4,696	Linde PLC (Chemicals)	1,467,804
2,549	London Stock Exchange Group PLC (Capital Markets)	251,310
48,627	Man Group PLC (Capital Markets)	141,725
4,748	Nomad Foods Ltd.* (Food Products)	87,648
13,791	OSB Group PLC (Thrifts & Mortgage Finance)	96,267
12,351	Paragon Banking Group PLC (Thrifts & Mortgage Finance)	76,382
81,929	Prudential PLC (Insurance)	1,019,889
16,880	Reckitt Benckiser Group PLC (Household Products)	1,316,396
13,228	Redrow PLC (Household Durables)	86,713
54,823	RELX PLC (Professional Services)	1,633,445
1,510,714	Rolls-Royce Holdings PLC* (Aerospace & Defense)	1,548,724

Common Stocks – (continued)
United Kingdom – (continued)
7,041	S4 Capital PLC* (Media)	26,632
6,660	Safestore Holdings PLC (Equity Real Estate Investment Trusts (REITs))	104,774
32,282	Serco Group PLC (Commercial Services & Supplies)	61,048
5,951	St. James’s Place PLC (Capital Markets)	95,630
119,070	Tesco PLC (Food & Staples Retailing)	404,519
5,811	The Weir Group PLC (Machinery)	111,713
45,423	Tritax Big Box REIT PLC (Equity Real Estate Investment Trusts (REITs))	138,661
21,233	Unilever PLC (Personal Products)	987,125
28,191	WH Smith PLC* (Specialty Retail)	507,192
2,896	Whitbread PLC* (Hotels, Restaurants & Leisure)	101,090

		19,450,200

United States – 51.1%
17,887	Abbott Laboratories (Health Care Equipment & Supplies)	2,030,174
5,019	AbbVie, Inc. (Biotechnology)	737,191
4,768	ABM Industries, Inc. (Commercial Services & Supplies)	230,151
2,229	Accenture PLC Class A (IT Services)	669,502
6,009	ACCO Brands Corp. (Commercial Services & Supplies)	44,046
2,688	Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	229,878
2,917	Affirm Holdings, Inc.* (IT Services)	83,718
2,295	Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	155,876
1,565	Alamo Group, Inc. (Machinery)	197,879
1,223	Allegiant Travel Co.* (Airlines)	189,797
1,396	Allison Transmission Holdings, Inc. (Machinery)	52,266
2,376	Alphabet, Inc. Class A* (Interactive Media & Services)	5,422,483
732	Alphabet, Inc. Class C* (Interactive Media & Services)	1,683,110
1,238	Altra Industrial Motion Corp. (Machinery)	48,282
2,471	Amazon.com, Inc.* (Internet & Direct Marketing Retail)	6,141,992
1,336	American Eagle Outfitters, Inc. (Specialty Retail)	20,187
46,457	American International Group, Inc. (Insurance)	2,718,199
6,287	Ameris Bancorp (Banks)	262,168
2,471	AMERISAFE, Inc. (Insurance)	114,531
5,625	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	402,187
12,439	Aon PLC Class A (Insurance)	3,582,308
10,218	Apple, Inc. (Technology Hardware, Storage & Peripherals)	1,610,868
9,006	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	993,812

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
26,814	AppLovin Corp. Class A* (Software)	$1,022,954
6,544	Archer-Daniels-Midland Co. (Food Products)	586,081
1,765	Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	26,599
23,700	Argonaut Gold, Inc.* (Metals & Mining)	39,665
1,692	Artisan Partners Asset Management, Inc. Class A (Capital Markets)	54,381
6,266	Artivion, Inc.* (Health Care Equipment & Supplies)	127,137
1,285	ASGN, Inc.* (Professional Services)	145,783
2,524	Assured Guaranty Ltd. (Insurance)	139,199
2,814	Atlassian Corp. PLC Class A* (Software)	632,672
3,433	AtriCure, Inc.* (Health Care Equipment & Supplies)	178,276
9,963	Avantor, Inc.* (Life Sciences Tools & Services)	317,620
6,996	Avient Corp. (Chemicals)	344,483
1,490	Avnet, Inc. (Electronic Equipment, Instruments & Components)	65,053
2,468	Axis Capital Holdings Ltd. (Insurance)	141,490
2,394	Azenta, Inc. (Life Sciences Tools & Services)	179,454
1,164	Balchem Corp. (Chemicals)	143,405
50,497	Bank of America Corp. (Banks)	1,801,733
2,166	BankUnited, Inc. (Banks)	81,312
5,315	Becton Dickinson & Co. (Health Care Equipment & Supplies)	1,313,815
2,433	Belden, Inc. (Electronic Equipment, Instruments & Components)	125,616
17,356	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	5,603,037
3,241	Blackstone Mortgage Trust, Inc. Class A (Mortgage Real Estate Investment Trusts (REITs))	97,360
1,086	Block, Inc.* (IT Services)	108,100
580	Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	1,281,980
1,623	Boot Barn Holdings, Inc.* (Specialty Retail)	146,167
18,265	BorgWarner, Inc. (Auto Components)	672,700
2,202	Bright Health Group, Inc.* (Insurance)	3,964
3,507	BrightView Holdings, Inc.* (Commercial Services & Supplies)	44,399
2,000	BRP, Inc. (Leisure Products)	162,021
733	BWX Technologies, Inc. (Aerospace & Defense)	38,057
571	Cabot Corp. (Chemicals)	37,600
1,577	Cactus, Inc. Class A (Energy Equipment & Services)	78,740
6,710	Callaway Golf Co.* (Leisure Products)	147,217
18,727	Carrier Global Corp. (Building Products)	716,682
904	Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	76,153
1,948	Carvana Co.* (Specialty Retail)	112,906

Common Stocks – (continued)
United States – (continued)
2,177	Castle Biosciences, Inc.* (Health Care Providers & Services)	48,634
13,519	Caterpillar, Inc. (Machinery)	2,846,290
5,489	Cathay General Bancorp (Banks)	220,054
5,131	Central Garden & Pet Co. Class A* (Household Products)	212,321
2,256	Cerence, Inc.* (Software)	66,552
6,361	ChampionX Corp. (Energy Equipment & Services)	134,217
10,549	Change Healthcare, Inc.* (Health Care Technology)	248,534
5,158	ChemoCentryx, Inc.* (Biotechnology)	95,217
200	Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	291,122
1,082	Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	219,581
3,297	Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	82,458
3,367	Cigna Corp. (Health Care Providers & Services)	830,908
33,825	Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	1,978,762
11,156	Cognizant Technology Solutions Corp. Class A (IT Services)	902,520
2,713	Cohen & Steers, Inc. (Capital Markets)	210,773
1,006	Columbia Banking System, Inc. (Banks)	28,248
17,055	Comcast Corp. Class A (Media)	678,107
5,528	CommScope Holding Co., Inc.* (Communications Equipment)	33,334
541	Concentrix Corp. (IT Services)	85,197
23,837	ConocoPhillips (Oil, Gas & Consumable Fuels)	2,276,910
6,999	Constellium SE* (Metals & Mining)	116,813
16,361	CoStar Group, Inc.* (Professional Services)	1,040,887
3,238	Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	116,244
7,750	Covetrus, Inc.* (Health Care Providers & Services)	106,950
3,391	CryoPort, Inc.* (Health Care Equipment & Supplies)	76,501
978	Curtiss-Wright Corp. (Aerospace & Defense)	139,766
771	CyberArk Software Ltd.* (Software)	121,155
13,460	Danaher Corp. (Life Sciences Tools & Services)	3,380,210
2,438	Deere & Co. (Machinery)	920,467
3,580	Delek U.S. Holdings, Inc.* (Oil, Gas & Consumable Fuels)	86,636
9,867	Dollar General Corp. (Multiline Retail)	2,343,709
10,019	Dominion Energy, Inc. (Multi-Utilities)	817,951
1,243	DoorDash, Inc. Class A* (Internet & Direct Marketing Retail)	101,217
2,956	Ecovyst, Inc. (Chemicals)	29,737
563	EMCOR Group, Inc. (Construction & Engineering)	59,948

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
944	Employers Holdings, Inc. (Insurance)	$37,137
3,398	Energizer Holdings, Inc. (Household Products)	102,925
1,015	EnerSys (Electrical Equipment)	66,442
8,530	Entegris, Inc. (Semiconductors & Semiconductor Equipment)	950,157
3,150	Envista Holdings Corp.* (Health Care Equipment & Supplies)	124,803
1,036	EPAM Systems, Inc.* (IT Services)	274,530
1,380	Essent Group Ltd. (Thrifts & Mortgage Finance)	55,931
1,257	Evercore, Inc. Class A (Capital Markets)	132,928
677	Federal Agricultural Mortgage Corp. Class C (Thrifts & Mortgage Finance)	69,345
2,811	Ferguson PLC (Trading Companies & Distributors)	352,638
9,526	Fidelity National Information Services, Inc. (IT Services)	944,503
494	First American Financial Corp. (Insurance)	28,805
2,684	First Hawaiian, Inc. (Banks)	63,369
1,507	First Merchants Corp. (Banks)	59,059
6,805	Fiserv, Inc.* (IT Services)	666,346
744	Five Below, Inc.* (Specialty Retail)	116,882
2,586	Foot Locker, Inc. (Specialty Retail)	75,796
1,525	Fortinet, Inc.* (Software)	440,740
35,001	Freeport-McMoRan, Inc. (Metals & Mining)	1,419,291
2,655	Fresh Del Monte Produce, Inc. (Food Products)	69,163
1,941	Frontdoor, Inc.* (Diversified Consumer Services)	59,996
212	FTI Consulting, Inc.* (Professional Services)	33,435
39,175	General Motors Co.* (Automobiles)	1,485,124
3,512	Glacier Bancorp, Inc. (Banks)	160,709
21,735	GlaxoSmithKline PLC (Pharmaceuticals)	489,963
4,244	Global Payments, Inc. (IT Services)	581,343
944	Globant SA* (IT Services)	203,895
3,984	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	263,820
4,212	GrafTech International Ltd. (Electrical Equipment)	38,245
2,367	Grand Canyon Education, Inc.* (Diversified Consumer Services)	227,161
15,283	Graphic Packaging Holding Co. (Containers & Packaging)	333,169
2,804	Gray Television, Inc. (Media)	51,930
1,182	H&R Block, Inc. (Diversified Consumer Services)	30,815
593	Haemonetics Corp.* (Health Care Equipment & Supplies)	30,047
7,100	Halozyme Therapeutics, Inc.* (Biotechnology)	283,290
60,570	Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	803,158

Common Stocks – (continued)
United States – (continued)
4,644	Harley-Davidson, Inc. (Automobiles)	169,274
3,585	Harsco Corp.* (Commercial Services & Supplies)	36,639
1,113	HashiCorp, Inc. Class A* (Software)	52,400
341	HCA Healthcare, Inc. (Health Care Providers & Services)	73,162
3,500	HealthEquity, Inc.* (Health Care Providers & Services)	218,120
4,110	Heartland Express, Inc. (Road & Rail)	56,718
6,779	HEICO Corp. Class A (Aerospace & Defense)	790,703
621	Helen of Troy Ltd.* (Household Durables)	133,211
3,230	Helios Technologies, Inc. (Machinery)	216,991
1,104	Hillenbrand, Inc. (Machinery)	45,065
4,101	Honeywell International, Inc. (Industrial Conglomerates)	793,585
4,746	Horace Mann Educators Corp. (Insurance)	189,128
2,700	Houlihan Lokey, Inc. (Capital Markets)	224,883
549	Hub Group, Inc. Class A* (Air Freight & Logistics)	36,871
3,607	Humana, Inc. (Health Care Providers & Services)	1,603,528
1,754	IAC/InterActiveCorp.* (Interactive Media & Services)	145,372
2,156	ICF International, Inc. (Professional Services)	213,034
798	ICU Medical, Inc.* (Health Care Equipment & Supplies)	170,764
1,725	IDACORP, Inc. (Electric Utilities)	181,436
2,067	Independent Bank Corp. (Banks)	159,490
6,798	Ingersoll Rand, Inc. (Machinery)	298,840
899	Ingevity Corp.* (Chemicals)	53,850
2,438	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	242,264
915	Insulet Corp.* (Health Care Equipment & Supplies)	218,676
3,176	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	194,244
26,645	Intercontinental Exchange, Inc. (Capital Markets)	3,085,757
1,701	InterDigital, Inc. (Software)	96,702
2,483	International Game Technology PLC (Hotels, Restaurants & Leisure)	54,204
2,307	Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	116,757
2,309	Intuit, Inc. (Software)	966,894
2,230	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	533,639
14,535	Jack Henry & Associates, Inc. (IT Services)	2,755,545
20,220	Johnson & Johnson (Pharmaceuticals)	3,648,901
4,472	KAR Auction Services, Inc.* (Commercial Services & Supplies)	65,560
51,856	KKR & Co., Inc. (Capital Markets)	2,643,100

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
525	Korn Ferry (Professional Services)	$32,256
3,241	L3Harris Technologies, Inc. (Aerospace & Defense)	752,755
2,028	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	944,561
180	Landstar System, Inc. (Road & Rail)	27,882
900	LCI Industries (Auto Components)	87,588
1,461	LHC Group, Inc.* (Health Care Providers & Services)	242,307
798	Lithia Motors, Inc. (Specialty Retail)	225,938
2,117	Live Nation Entertainment, Inc.* (Entertainment)	222,031
2,478	Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	878,773
53,270	Luminar Technologies, Inc.* (Auto Components)	658,950
4,843	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	246,751
12,856	Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)	298,773
259	MarketAxess Holdings, Inc. (Capital Markets)	68,275
6,961	Marsh & McLennan Cos., Inc. (Insurance)	1,125,594
436	Masonite International Corp.* (Building Products)	33,799
5,833	Mastercard, Inc. Class A (IT Services)	2,119,596
5,750	Matador Resources Co. (Oil, Gas & Consumable Fuels)	280,715
2,653	Match Group, Inc.* (Interactive Media & Services)	209,985
414	MAXIMUS, Inc. (IT Services)	30,172
24,535	McCormick & Co., Inc. (Food Products)	2,467,485
1,487	Medpace Holdings, Inc.* (Life Sciences Tools & Services)	198,619
629	Meritage Homes Corp.* (Household Durables)	51,924
17,320	Meta Platforms, Inc. Class A* (Interactive Media & Services)	3,472,140
442	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	564,668
30,162	Microsoft Corp. (Software)	8,370,558
3,676	Minerals Technologies, Inc. (Chemicals)	233,830
19,018	Mondelez International, Inc. Class A (Food Products)	1,226,281
796	MongoDB, Inc.* (IT Services)	282,524
2,670	Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	1,047,281
15,230	Motorola Solutions, Inc. (Communications Equipment)	3,254,499
832	Mr Cooper Group, Inc.* (Thrifts & Mortgage Finance)	37,415
6,577	Nasdaq, Inc. (Capital Markets)	1,035,022
2,502	National Energy Services Reunited Corp.* (Energy Equipment & Services)	16,738

Common Stocks – (continued)
United States – (continued)
2,280	National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	117,488
5,854	Navient Corp. (Consumer Finance)	93,020
2,628	NCR Corp.* (Software)	92,059
735	Nelnet, Inc. Class A (Consumer Finance)	60,321
1,069	Netflix, Inc.* (Entertainment)	203,495
858	Nexstar Media Group, Inc. Class A (Media)	135,924
45,970	NextEra Energy, Inc. (Electric Utilities)	3,264,789
5,994	NexTier Oilfield Solutions, Inc.* (Energy Equipment & Services)	66,114
1,551	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	193,410
1,501	NMI Holdings, Inc. Class A* (Thrifts & Mortgage Finance)	27,588
3,921	NorthWestern Corp. (Multi-Utilities)	222,281
1,730	Novanta, Inc.* (Electronic Equipment, Instruments & Components)	222,651
12,466	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	2,312,069
362	NVR, Inc.* (Household Durables)	1,584,188
8,335	OceanFirst Financial Corp. (Banks)	156,115
382	Old Dominion Freight Line, Inc. (Road & Rail)	107,006
2,700	Open Lending Corp. Class A* (Capital Markets)	36,828
6,105	Ortho Clinical Diagnostics Holdings PLC* (Health Care Equipment & Supplies)	107,509
2,014	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	180,454
6,207	Pacific Premier Bancorp, Inc. (Banks)	194,652
2,339	PacWest Bancorp. (Banks)	76,930
2,553	Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	37,453
1,900	Parade Technologies Ltd. (Semiconductors & Semiconductor Equipment)	90,358
4,549	Parker-Hannifin Corp. (Machinery)	1,231,960
1,761	Patrick Industries, Inc. (Auto Components)	109,622
4,500	Patterson-UTI Energy, Inc. (Energy Equipment & Services)	73,980
5,450	Paycor HCM, Inc.* (Software)	134,234
974	Paylocity Holding Corp.* (Software)	184,700
1,851	PayPal Holdings, Inc.* (IT Services)	162,758
1,194	PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	83,270
9,973	Peloton Interactive, Inc. Class A* (Leisure Products)	175,126
961	PennyMac Financial Services, Inc. (Thrifts & Mortgage Finance)	46,666
9,763	PepsiCo, Inc. (Beverages)	1,676,405
6,784	Performance Food Group Co.* (Food & Staples Retailing)	334,112
3,054	PetIQ, Inc.* (Health Care Providers & Services)	60,775

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
28,843	Pfizer, Inc. (Pharmaceuticals)	$1,415,326
6,411	Phreesia, Inc.* (Health Care Technology)	146,684
1,480	PRA Group, Inc.* (Consumer Finance)	62,204
561	Preferred Bank (Banks)	37,654
7,545	Primoris Services Corp. (Construction & Engineering)	174,893
2,707	ProAssurance Corp. (Insurance)	66,511
3,950	Progyny, Inc.* (Health Care Providers & Services)	151,878
6,400	QIAGEN NV* (Life Sciences Tools & Services)	295,149
9,007	Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	1,024,816
1,831	R1 RCM, Inc.* (Health Care Providers & Services)	41,234
1,605	Rackspace Technology, Inc.* (IT Services)	15,873
2,800	Rapid7, Inc.* (Software)	267,456
1,420	RBC Bearings, Inc.* (Machinery)	239,057
4,368	Realogy Holdings Corp.* (Real Estate Management & Development)	47,873
6,063	Resideo Technologies, Inc.* (Building Products)	136,357
3,326	ResMed, Inc. (Health Care Equipment & Supplies)	665,100
1,741	Revolve Group, Inc.* (Internet & Direct Marketing Retail)	73,575
1,751	Rivian Automotive, Inc. Class A* (Automobiles)	52,950
5,365	Ross Stores, Inc. (Specialty Retail)	535,266
2,592	Ryman Hospitality Properties, Inc.* (Equity Real Estate Investment Trusts (REITs))	242,300
7,610	Saia, Inc.* (Road & Rail)	1,567,356
8,840	Salesforce, Inc.* (Software)	1,555,310
3,798	Sally Beauty Holdings, Inc.* (Specialty Retail)	57,426
1,746	SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	606,054
11,132	Schneider Electric SE (Electrical Equipment)	1,597,098
2,432	Schweitzer-Mauduit International, Inc. (Chemicals)	61,189
1,430	Science Applications International Corp. (Professional Services)	119,019
7,697	Seacoast Banking Corp. of Florida (Banks)	250,152
4,736	SentinelOne, Inc. Class A* (Software)	157,567
966	ServiceNow, Inc.* (Software)	461,845
2,491	Silgan Holdings, Inc. (Containers & Packaging)	110,526
1,348	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	181,859
1,538	Skechers USA, Inc.* (Textiles, Apparel & Luxury Goods)	58,905

Common Stocks – (continued)
United States – (continued)
4,416	Skyline Champion Corp.* (Household Durables)	225,393
8,090	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	916,597
13,760	SLM Corp. (Consumer Finance)	230,205
2,618	SMART Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	59,324
10,675	Snap, Inc. Class A* (Interactive Media & Services)	303,810
616	Snowflake, Inc. Class A* (IT Services)	105,607
436	SouthState Corp. (Banks)	33,764
1,125	Spectrum Brands Holdings, Inc. (Household Products)	95,704
852	Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	37,019
7,690	Splunk, Inc.* (Software)	938,334
2,325	Spotify Technology SA* (Entertainment)	236,336
5,161	SPX Corp.* (Machinery)	216,246
13,620	SS&C Technologies Holdings, Inc. (IT Services)	880,669
7,901	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	294,865
620	Standard Motor Products, Inc. (Auto Components)	26,462
3,891	Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	89,026
2,978	Steelcase, Inc. Class A (Commercial Services & Supplies)	34,932
2,720	Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	111,683
3,672	Stifel Financial Corp. (Capital Markets)	227,113
4,799	Stride, Inc.* (Diversified Consumer Services)	188,601
2,674	Stryker Corp. (Health Care Equipment & Supplies)	645,129
7,872	Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	219,629
1,731	SVB Financial Group* (Banks)	844,105
4,532	Syneos Health, Inc.* (Life Sciences Tools & Services)	331,244
1,155	Synopsys, Inc.* (Software)	331,242
2,469	Synovus Financial Corp. (Banks)	102,562
812	TD SYNNEX Corp. (Electronic Equipment, Instruments & Components)	81,273
3,631	TEGNA, Inc. (Media)	80,064
2,633	Tempur Sealy International, Inc. (Household Durables)	71,381
4,836	Terex Corp. (Machinery)	164,424
325	Tesla, Inc.* (Automobiles)	282,997
8,301	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,413,245
3,869	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	318,535

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
1,290	The Brink’s Co. (Commercial Services & Supplies)	$76,046
25,788	The Carlyle Group, Inc. (Capital Markets)	935,847
21,530	The Clorox Co. (Household Products)	3,088,909
992	The Hanover Insurance Group, Inc. (Insurance)	145,645
13,217	The Hartford Financial Services Group, Inc. (Insurance)	924,265
4,113	The Home Depot, Inc. (Specialty Retail)	1,235,545
10,350	The Sherwin-Williams Co. (Chemicals)	2,845,836
5,119	The Shyft Group, Inc. (Machinery)	130,381
2,304	The Trade Desk, Inc. Class A* (Software)	135,752
13,004	The Walt Disney Co.* (Entertainment)	1,451,637
269	Thor Industries, Inc. (Automobiles)	20,592
9,270	Thoughtworks Holding, Inc.* (IT Services)	171,588
699	Toll Brothers, Inc. (Household Durables)	32,413
2,473	TransDigm Group, Inc.* (Aerospace & Defense)	1,470,965
1,943	Travel + Leisure Co. (Hotels, Restaurants & Leisure)	107,798
31,009	Truist Financial Corp. (Banks)	1,499,285
1,290	TTEC Holdings, Inc. (IT Services)	95,215
939	Turning Point Brands, Inc. (Tobacco)	29,475
2,975	UFP Industries, Inc. (Building Products)	230,176
1,778	Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	55,420
3,646	Umpqua Holdings Corp. (Banks)	60,305
14,770	Union Pacific Corp. (Road & Rail)	3,460,463
4,202	Unisys Corp.* (IT Services)	59,710
2,067	UnitedHealth Group, Inc. (Health Care Providers & Services)	1,051,173
1,332	Universal Corp. (Tobacco)	77,056
13,048	Upstart Holdings, Inc.* (Consumer Finance)	978,861
6,589	Valley National Bancorp (Banks)	78,936
5,948	Valvoline, Inc. (Chemicals)	179,808
3,578	Veracyte, Inc.* (Biotechnology)	73,242
3,350	Veritex Holdings, Inc. (Banks)	110,048
13,804	Verizon Communications, Inc. (Diversified Telecommunication Services)	639,125
15,925	Vertex Pharmaceuticals, Inc.* (Biotechnology)	4,351,028
23,164	VF Corp. (Textiles, Apparel & Luxury Goods)	1,204,528
518	Viad Corp.* (Commercial Services & Supplies)	16,965
14,650	Viavi Solutions, Inc.* (Communications Equipment)	210,081
1,293	Victoria’s Secret & Co.* (Specialty Retail)	60,926
3,704	Viper Energy Partners LP (Oil, Gas & Consumable Fuels)	106,416

Common Stocks – (continued)
United States – (continued)
11,773	Visa, Inc. Class A (IT Services)	2,509,179
2,336	Wabash National Corp. (Machinery)	33,428
945	Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	113,173
5,052	Waste Management, Inc. (Commercial Services & Supplies)	830,751
10,012	Wayfair, Inc. Class A* (Internet & Direct Marketing Retail)	770,323
15,073	Wells Fargo & Co. (Banks)	657,635
746	Werner Enterprises, Inc. (Road & Rail)	29,564
2,122	WESCO International, Inc.* (Trading Companies & Distributors)	261,558
22,537	Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	928,975
112	White Mountains Insurance Group Ltd. (Insurance)	117,378
715	Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	52,231
435	Wintrust Financial Corp. (Banks)	37,984
4,712	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	93,392
5,315	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	128,729
1,967	Yelp, Inc.* (Interactive Media & Services)	63,987
88,723	Zynga, Inc. Class A* (Entertainment)	733,739

		198,954,007

Uruguay* – 0.0%
1,500	Dlocal Ltd. (IT Services)	34,005

TOTAL COMMON STOCKS
(Cost $341,922,265)		$364,782,795

Shares	Dividend Rate	Value

Preferred Stocks – 0.3%
Brazil – 0.1%
Gerdau SA (Metals & Mining)
2,200	0.000%	$12,447
Itausa SA (Banks)
12,565	0.000	23,407
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
78,300	2.861	479,561
Usinas Siderurgicas de Minas Gerais SA Class A (Metals & Mining)
8,800	0.629	20,131

		535,546

Germany – 0.2%
Volkswagen AG (Automobiles)
3,486	0.000	539,864

TOTAL PREFERRED STOCKS – 0.3%
(Cost $1,060,938)		$1,075,410

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Expiration Date	Value

Right – 0.0%
China – 0.0%
Orient Securities Co. Ltd.
25,116		05/20/22	$—
(Cost $0)

Units	Description	Expiration Date	Value

Warrant – 0.0%
Thailand – 0.0%
Ttb W1
14,045		04/21/2023	$140
(Cost $0)

Shares	Description	Value

Exchange Traded Funds – 0.4%
10,800	iShares Core MSCI Emerging Markets ETF	$564,300
21,265	iShares MSCI Saudi Arabia ETF	1,077,498

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,590,691)		$1,641,798

Shares	Dividend Rate	Value

Investment Companies(c) – 6.7%
Goldman Sachs Financial Square Government Fund – Class R6
13,975,634	0.317%	$13,975,634
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,176,276	0.317	12,176,276

TOTAL INVESTMENT COMPANIES – 6.7%
(Cost $26,151,910)		$26,151,910

TOTAL INVESTMENTS – 101.1%
(Cost $370,725,804)		$393,652,053

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%		(4,281,516)

NET ASSETS – 100.0%		$389,370,537

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Represents an affiliated issuer.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Allocation as of April 30, 2022

Sector	% of Total Market Value
Information Technology	18.1%
Financials	15.6
Health Care	12.4
Industrials	11.5
Consumer Discretionary	10.6
Investment Companies	6.7
Consumer Staples	6.1
Communication Services	5.9
Materials	5.7
Energy	3.6
Utilities	2.3
Real Estate	1.5

Total Investments	100.0%

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
BNP Paribas SA	USD	3,730,618	AUD	4,980,000	05/03/22	$211,845
	USD	3,582,801	AUD	4,980,000	06/02/22	62,090
	USD	5,107,384	CHF	4,770,000	05/03/22	203,131
	USD	4,990,730	CHF	4,770,000	06/02/22	79,360
	USD	1,245,029	DKK	8,440,000	05/03/22	47,949
	USD	1,213,288	DKK	8,440,000	06/02/22	14,666
	USD	16,406,913	EUR	14,950,000	05/03/22	633,581
	USD	15,987,515	EUR	14,950,000	06/02/22	193,564
	USD	7,425,763	GBP	5,670,000	05/03/22	296,063
	USD	7,190,070	GBP	5,670,000	06/06/22	60,221
	USD	1,387,446	HKD	10,860,000	05/03/22	3,400
	USD	211,295	ILS	680,000	05/03/22	7,609
	USD	207,014	ILS	680,000	06/02/22	2,991
	USD	10,472,220	JPY	1,295,000,000	05/06/22	491,532
	USD	361,490	NOK	3,150,000	05/03/22	25,647
	USD	343,007	NOK	3,150,000	06/02/22	7,147
	USD	103,458	NZD	150,000	05/03/22	6,617
	USD	99,258	NZD	150,000	06/02/22	2,416
	USD	1,857,340	SEK	17,700,000	05/03/22	54,679
	USD	1,818,954	SEK	17,700,000	06/02/22	14,922
	USD	558,481	SGD	760,000	05/04/22	8,941
	USD	550,761	SGD	760,000	06/02/22	1,250
JPMorgan Securities, Inc.	USD	1,333,434	AUD	1,780,000	05/03/22	75,720
	USD	1,280,600	AUD	1,780,000	06/02/22	22,193
	USD	1,809,806	CHF	1,690,000	05/03/22	72,240
	USD	1,768,204	CHF	1,690,000	06/02/22	28,117
	USD	454,127	DKK	3,080,000	05/03/22	17,278
	USD	442,764	DKK	3,080,000	06/02/22	5,352
	USD	5,695,778	EUR	5,190,000	05/03/22	219,952
	USD	5,550,181	EUR	5,190,000	06/02/22	67,197
	USD	2,521,092	GBP	1,925,000	05/03/22	100,515
	USD	2,441,073	GBP	1,925,000	06/06/22	20,445
	USD	567,243	HKD	4,440,000	05/03/22	1,390
	USD	62,146	ILS	200,000	05/03/22	2,238
	USD	60,886	ILS	200,000	06/02/22	880
	USD	3,849,249	JPY	476,000,000	05/06/22	180,671
	USD	120,505	NOK	1,050,000	05/03/22	8,557
	USD	114,336	NOK	1,050,000	06/02/22	2,382
	USD	41,383	NZD	60,000	05/03/22	2,647
	USD	39,703	NZD	60,000	06/02/22	966
	USD	645,347	SEK	6,150,000	05/03/22	18,999
	USD	632,009	SEK	6,150,000	06/02/22	5,185
	USD	191,059	SGD	260,000	05/04/22	3,059
	USD	188,418	SGD	260,000	06/02/22	428
State Street Bank and Trust	GBP	1,368	USD	1,703	05/03/22	17
	JPY	688,653	USD	5,260	05/06/22	48
	SGD	19,188	USD	13,832	05/04/22	42
	USD	8,815	GBP	6,992	05/04/22	23
	USD	9,779	IDR	141,635,452	05/09/22	46
	USD	26,610	JPY	3,409,134	05/02/22	338
	USD	27,418	SGD	37,860	05/05/22	42

TOTAL						$3,286,588

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
BNP Paribas SA	AUD	4,980,000	USD	3,580,964	05/03/22	$(62,191)
	CHF	4,770,000	USD	4,983,691	05/03/22	(79,438)
	DKK	8,440,000	USD	1,211,771	05/03/22	(14,691)
	EUR	14,950,000	USD	15,967,153	05/03/22	(193,821)
	GBP	5,670,000	USD	7,190,234	05/03/22	(60,534)
	HKD	10,860,000	USD	1,384,232	05/03/22	(187)
	ILS	680,000	USD	206,770	05/03/22	(3,084)
	NOK	3,150,000	USD	342,994	05/03/22	(7,151)
	NZD	150,000	USD	99,287	05/03/22	(2,446)
	SEK	17,700,000	USD	1,817,494	05/03/22	(14,833)
	SGD	760,000	USD	550,811	05/04/22	(1,271)
	USD	1,384,966	HKD	10,860,000	06/02/22	(28)
	USD	9,947,872	JPY	1,295,000,000	06/02/22	(41,686)
Brown Brothers Harriman & Co.	HKD	144,328	USD	18,396	05/03/22	(2)
	USD	3,067	GBP	2,463	05/03/22	(30)
	USD	51,140	HKD	401,278	05/04/22	(2)
JPMorgan Securities, Inc.	AUD	1,780,000	USD	1,279,943	05/03/22	(22,229)
	CHF	1,690,000	USD	1,765,710	05/03/22	(28,145)
	DKK	3,080,000	USD	442,210	05/03/22	(5,361)
	EUR	5,190,000	USD	5,543,112	05/03/22	(67,286)
	GBP	1,925,000	USD	2,441,129	05/03/22	(20,552)
	HKD	4,440,000	USD	565,929	05/03/22	(76)
	ILS	200,000	USD	60,815	05/03/22	(907)
	NOK	1,050,000	USD	114,331	05/03/22	(2,384)
	NZD	60,000	USD	39,715	05/03/22	(978)
	SEK	6,150,000	USD	631,502	05/03/22	(5,154)
	SGD	260,000	USD	188,435	05/04/22	(435)
	USD	566,229	HKD	4,440,000	06/02/22	(11)
	USD	3,656,515	JPY	476,000,000	06/02/22	(15,323)
State Street Bank and Trust	CNH	262,000	USD	39,639	05/05/22	(221)
	IDR	289,196,418	USD	20,024	05/09/22	(152)
	JPY	903,178	USD	7,050	05/02/22	(90)
	USD	16,268	JPY	2,129,953	05/06/22	(148)

TOTAL						$(650,847)

FUTURES CONTRACTS — At April 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	101	06/17/22	$20,843,875	$(309,294)
S&P Toronto Stock Exchange 60 Index	57	06/16/22	14,272,800	(394,082)

TOTAL FUTURES CONTRACTS				$(703,376)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – 32.2%
Sovereign – 32.2%
	Abu Dhabi Government International Bond
	$1,153,000	1.625%		06/02/28	$1,042,600
	990,000	1.700		03/02/31	849,729
	1,851,000	2.500		04/16/25	1,807,386
	454,000	3.000	(a)	09/15/51	365,555
	Agricultural Development Bank of China
CNY	32,150,000	2.250		04/22/25	4,774,682
	Bahrain Government International Bonds
	$766,000	4.250		01/25/28	713,960
	4,022,000	5.450		09/16/32	3,604,215
	Bonos de la Tesoreria de la Republica en Pesos
CLP	1,158,353,640	1.500		03/01/26	1,350,645
	64,352,980	2.000		03/01/35	74,283
	240,000,000	2.500		03/01/25	249,253
	610,000,000	5.000	(a)	10/01/28	651,521
	550,000,000	5.000		03/01/35	561,099
	605,000,000	5.800	(a)	06/01/24	689,036
	Brazil Letras do Tesouro Nacional(b)
BRL	26,322,000	0.000		01/01/23	4,900,918
	Brazil Notas do Tesouro Nacional
	30,728,000	10.000		01/01/23	6,098,384
	28,543,000	10.000		01/01/25	5,492,443
	12,710,000	10.000		01/01/27	2,389,477
	23,140,000	10.000		01/01/29	4,240,038
	8,375,000	10.000		01/01/31	1,501,291
	China Development Bank
CNY	8,870,000	4.880		02/09/28	1,465,140
	China Government Bond
	$1,618,000	0.400		10/21/23	1,564,137
	1,951,000	0.550		10/21/25	1,799,563
	1,210,000	1.875		12/03/22	1,204,579
CNY	4,760,000	2.850		06/04/27	721,476
	13,000,000	2.890		11/18/31	1,960,413
	$1,387,000	3.250		10/19/23	1,397,444
CNY	46,300,000	3.270		11/19/30	7,184,932
	19,980,000	3.280		12/03/27	3,097,002
	Czech Republic Government Bond
CZK	27,080,000	0.950		05/15/30	898,559
	67,240,000	1.000		06/26/26	2,475,390
	17,740,000	1.250		02/14/25	685,017
	36,070,000	1.750		06/23/32	1,227,153
	76,130,000	2.000		10/13/33	2,590,900
	20,360,000	2.400		09/17/25	803,668
	Dominican Republic International Bond
	$1,987,000	4.500		01/30/30	1,707,330
	2,473,000	5.300		01/21/41	1,951,815
	711,000	5.500	(a)(c)	02/22/29	662,252
	1,946,000	6.000	(a)(c)	02/22/33	1,761,495
	Egypt Treasury Bills(b)
EGP	8,500,000	0.000		09/27/22	436,254
	Ethiopia International Bond
	$400,000	6.625		12/11/24	275,075
	Export-Import Bank of India
	1,032,000	2.250		01/13/31	835,574
	580,000	3.250		01/15/30	518,677

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Georgia Government International Bond
	329,000	2.750		04/22/26	281,295
	Hazine Mustesarligi Varlik Kiralama AS(a)
	3,056,000	7.250		02/24/27	3,053,708
	Honduras Government International Bond(c)
	409,000	5.625		06/24/30	318,202
	Hungary Government Bond
HUF	676,120,000	1.000		11/26/25	1,534,182
	470,430,000	2.500		10/24/24	1,182,104
	310,030,000	2.750		12/22/26	716,858
	278,570,000	3.000		10/27/27	635,568
	94,750,000	3.000		10/27/38	167,139
	556,970,000	3.250		10/22/31	1,167,351
	777,000,000	6.000		11/24/23	2,146,315
	Hungary Government International Bond
	$1,173,000	2.125	(a)	09/22/31	940,819
	1,024,000	3.125		09/21/51	708,352
	1,627,000	3.125	(a)	09/21/51	1,125,477
	Indonesia Government International Bond(c)
	252,000	3.550		03/31/32	237,853
	Indonesia Treasury Bond
IDR	27,650,000,000	6.125		05/15/28	1,850,072
	35,344,000,000	6.500		06/15/25	2,486,782
	41,177,000,000	6.500		02/15/31	2,738,127
	2,559,000,000	6.625		05/15/33	167,693
	19,585,000,000	7.000		09/15/30	1,347,592
	45,352,000,000	7.500		08/15/32	3,175,297
	47,064,000,000	7.500		06/15/35	3,278,929
	2,287,000,000	8.125		05/15/24	166,039
	19,821,000,000	8.375		03/15/24	1,439,029
	34,771,000,000	8.375		09/15/26	2,578,383
	16,696,000,000	8.375		03/15/34	1,243,821
	47,919,000,000	9.000		03/15/29	3,685,568
	Jordan Government International Bonds
	$1,537,000	7.375		10/10/47	1,324,990
	Kapla Holding SAS
EUR	450,000	3.375		12/15/26	433,170
	Kuwait International Government Bond
	$624,000	3.500		03/20/27	631,137
	Malaysia Government Bond
MYR	3,927,000	3.480		03/15/23	909,294
	11,052,000	3.733		06/15/28	2,462,742
	5,250,000	3.757		05/22/40	1,030,464
	9,675,000	3.885		08/15/29	2,132,300
	20,040,000	3.899		11/16/27	4,542,062
	7,350,000	3.900		11/30/26	1,685,089
	10,329,000	3.955		09/15/25	2,386,783
	6,474,000	4.181		07/15/24	1,506,382
	Malaysia Government Investment Issue
	6,994,000	3.465		10/15/30	1,481,327
	Mexican Udibonos
MXN	52,202,461	4.500		12/04/25	2,604,975
	Mongolia Government International Bond
	$943,000	3.500		07/07/27	813,338
	Morocco Government International Bond
	926,000	3.000		12/15/32	731,540
	682,000	4.000		12/15/50	470,580

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Nigeria Government International Bond(a)
	$200,000	8.375%		03/24/29	$185,500
	Perusahaan Penerbit SBSN Indonesia III
	1,629,000	4.325		05/28/25	1,669,012
	Republic of Angola
	1,593,000	8.000		11/26/29	1,485,472
	424,000	9.125		11/26/49	374,392
	Republic of Argentina
	5,882,846	1.000	(c)	07/09/29	1,876,628
	1,974,443	2.500	(c)(d)	07/09/41	658,477
	803,000	8.750		04/14/32	756,828
	Republic of Armenia International Bond
	231,000	3.600		02/02/31	172,211
	Republic of Azerbaijan
	210,000	4.750		03/18/24	209,514
	835,000	5.125		09/01/29	812,455
	882,000	5.125		09/01/29	858,186
	Republic of Belarus
	1,204,000	5.875		02/24/26	144,480
	Republic of Brazil
	1,812,000	2.875		06/06/25	1,733,178
	4,151,000	3.750		09/12/31	3,580,237
	Republic of Chile(c)
	5,842,000	2.550		07/27/33	4,883,912
	1,329,000	2.750		01/31/27	1,255,905
	453,000	3.100		05/07/41	354,473
	Republic of Colombia
	954,000	3.250	(c)	04/22/32	735,534
	486,000	3.875	(c)	04/25/27	444,022
	4,091,000	4.125	(c)	02/22/42	2,851,427
	1,097,000	4.500	(c)	03/15/29	998,133
COP	7,359,100,000	6.000		04/28/28	1,528,352
	2,073,300,000	6.250		11/26/25	472,053
	18,475,000,000	7.000		06/30/32	3,721,700
	15,576,600,000	7.500		08/26/26	3,628,978
	3,540,000,000	7.750		09/18/30	775,196
	Republic of Costa Rica
	$1,492,000	6.125		02/19/31	1,475,495
	274,000	7.000		04/04/44	260,009
	Republic of Ecuador(d)
	1,533,159	0.500		07/31/40	829,631
	4,008,907	1.000		07/31/35	2,505,066
	Republic of Egypt
	200,000	5.800		09/30/27	163,500
	2,254,000	7.300	(a)	09/30/33	1,687,682
	1,688,000	7.625		05/29/32	1,314,530
	2,390,000	7.903		02/21/48	1,631,175
EGP	20,037,000	14.060		01/12/26	1,031,857
	22,533,000	14.483		04/06/26	1,172,627
	Republic of El Salvador
	$1,603,000	5.875		01/30/25	761,425
	687,000	9.500	(c)	07/15/52	274,800
	Republic of Gabon(a)(c)
	835,000	7.000		11/24/31	753,588
	Republic of Ghana
	963,000	6.375		02/11/27	645,210

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Ghana – (continued)
	200,000	7.750		04/07/29	125,163
	307,000	7.875		02/11/35	177,926
	2,810,000	8.625		04/07/34	1,690,039
	Republic of Guatemala(c)
	323,000	4.650	(a)	10/07/41	276,024
	1,224,000	4.900		06/01/30	1,200,897
	825,000	5.375		04/24/32	822,834
	Republic of Indonesia
	1,926,000	2.150	(c)	07/28/31	1,656,572
	3,225,000	2.850		02/14/30	2,997,839
	1,534,000	3.050		03/12/51	1,210,111
	842,000	3.500		01/11/28	821,634
	607,000	4.625		04/15/43	565,336
	Republic of Kazakhstan
	1,034,000	4.875		10/14/44	977,647
	Republic of Kenya
	1,300,000	7.000		05/22/27	1,153,750
	686,000	8.250		02/28/48	524,790
	Republic of Lebanon(e)
	5,337,000	6.100		10/04/22	634,769
	464,000	7.000		03/20/28	48,952
	Republic of Nigeria
	2,854,000	7.875		02/16/32	2,390,225
	1,790,000	7.375		09/28/33	1,419,470
	Republic of Oman
	1,714,000	6.250		01/25/31	1,739,710
	3,383,000	6.750		10/28/27	3,573,294
	Republic of Pakistan
	2,070,000	7.375		04/08/31	1,583,778
	862,000	8.875		04/08/51	616,425
	Republic of Panama(c)
	2,197,000	2.252		09/29/32	1,766,937
	973,000	3.298		01/19/33	852,835
	914,000	3.750		03/16/25	910,173
	1,171,000	3.870		07/23/60	877,006
	1,293,000	4.500		01/19/63	1,071,251
	Republic of Paraguay
	1,098,000	2.739		01/29/33	890,615
	Republic of Peru
	3,984,000	2.783	(c)	01/23/31	3,444,417
	2,265,000	3.230	(c)(f)	07/28/21	1,444,362
PEN	4,656,000	5.350		08/12/40	882,614
	1,730,000	5.940		02/12/29	408,033
	5,128,000	6.150		08/12/32	1,167,894
	4,561,000	6.350		08/12/28	1,112,245
	3,900,000	6.900		08/12/37	901,706
	3,741,000	6.950		08/12/31	916,259
	Republic of Philippines
	$2,453,000	1.648		06/10/31	2,020,929
	3,975,000	1.950		01/06/32	3,319,562
	237,000	3.000		02/01/28	226,657
	820,000	3.200		07/06/46	636,615
	Republic of Poland
PLN	17,970,000	1.250		10/25/30	2,746,426
	13,657,000	2.500		04/25/24	2,851,823

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Poland – (continued)
	$18,751,000	2.500%		07/25/26	$3,566,836
	15,682,000	2.500		07/25/27	2,895,367
	12,010,000	2.750		10/25/29	2,131,396
	5,973,000	4.000		10/25/23	1,303,090
	Republic of Qatar
	2,774,000	3.750		04/16/30	2,798,272
	954,000	4.400		04/16/50	963,540
	Republic of Romania
	580,000	3.000	(a)	02/27/27	538,059
RON	5,415,000	3.250		04/29/24	1,089,409
	8,035,000	3.250		06/24/26	1,498,954
	$984,000	3.625	(a)	03/27/32	847,040
RON	750,000	3.650		07/28/25	146,777
	1,468,000	4.000		02/14/51	1,105,404
	3,620,000	4.150		01/26/28	671,470
	4,345,000	4.250		06/28/23	908,266
	3,295,000	4.750		02/24/25	670,987
	5,835,000	5.000		02/12/29	1,106,716
	6,360,000	5.850		04/26/23	1,356,193
	Republic of Senegal
	$1,018,000	6.750		03/13/48	805,683
	Republic of Serbia
	400,000	2.125		12/01/30	297,950
	Republic of South Africa
	2,370,000	5.750		09/30/49	1,872,744
	1,878,000	5.875		04/20/32	1,784,100
ZAR	97,224,670	6.250		03/31/36	4,193,103
	48,142,029	7.000		02/28/31	2,488,181
	143,998,573	8.000		01/31/30	8,169,211
	98,408,852	8.250		03/31/32	5,428,150
	50,714,588	8.500		01/31/37	2,653,048
	56,942,260	8.875		02/28/35	3,142,068
	26,000,000	10.500		12/21/26	1,780,537
	Republic of Sri Lanka
	$539,000	5.750		04/18/23	231,829
	565,000	6.350		06/28/24	241,600
	2,547,000	6.750		04/18/28	1,082,755
	Republic of Turkey
	662,000	3.250		03/23/23	652,401
	600,000	4.750		01/26/26	537,750
	2,779,000	5.950		01/15/31	2,326,197
	1,185,000	6.500		09/20/33	1,001,547
	Republic of Uruguay
UYU	44,992,403	3.875		07/02/40	1,239,942
	$3,574,227	4.375	(c)	01/23/31	3,672,071
	1,748,868	4.975		04/20/55	1,803,848
	Republic of Uzbekistan
	200,000	3.700		11/25/30	163,500
	420,000	3.900		10/19/31	341,250
	Republic of Venezuela(e)
	85,000	6.000		12/09/20	6,800
	190,000	7.000		03/31/38	15,200
	199,000	7.650		04/21/25	15,920
	110,000	7.750		10/13/19	8,800
	175,000	8.250		10/13/24	14,000

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Venezuela – (continued)
	203,000	9.000%		05/07/23	$16,240
	165,000	9.250		09/15/27	13,200
	145,000	9.250		05/07/28	11,600
	152,000	9.375		01/13/34	12,160
	205,000	11.750		10/21/26	16,400
	205,000	11.950		08/05/31	16,400
	140,000	12.750		08/23/22	11,200
	Republic of Zambia(e)
	884,000	5.375		09/20/22	632,060
	Romanian Government International Bond
	100,000	3.000		02/27/27	92,769
	Russian Federation Bond
	5,400,000	4.375		03/21/29	1,080,000
	1,000,000	5.100		03/28/35	200,000
	600,000	5.250		06/23/47	150,000
	Saudi Government International Bond
	974,000	3.250		10/22/30	939,910
	1,500,000	3.250	(a)	11/17/51	1,201,875
	865,000	3.450		02/02/61	690,919
	State of Israel(g)
	1,339,000	4.500		04/03/20	1,312,220
	Thailand Government Bond
THB	39,685,000	0.750		06/17/24	1,139,932
	194,359,000	1.000		06/17/27	5,317,878
	39,964,000	1.585		12/17/35	945,374
	72,630,000	1.600		12/17/29	1,960,965
	128,000,000	2.000		12/17/31	3,507,879
	29,425,000	2.125		12/17/26	854,455
	147,464,000	2.875		12/17/28	4,377,176
	56,162,000	3.300		06/17/38	1,570,332
	Tunisian Republic
	$400,000	5.750		01/30/25	272,000
	Ukraine Government Bond
	4,739,000	6.876		05/21/29	1,457,242
	390,000	7.750		09/01/22	206,700
	324,000	7.750		09/01/27	106,110
	United Mexican States
	2,464,000	2.659	(c)	05/24/31	2,068,528
	643,000	3.500	(c)	02/12/34	543,335
	1,093,000	4.350		01/15/47	890,249
MXN	77,832,100	5.750		03/05/26	3,405,862
	64,979,500	7.500		06/03/27	2,985,741
	90,641,500	7.750		05/29/31	4,069,784
	72,993,000	8.500		05/31/29	3,470,194
	64,810,800	8.500		11/18/38	2,997,831
	73,018,400	10.000		12/05/24	3,655,903
	14,790,000	10.000		11/20/36	772,671
	Uzbekneftegaz JSC(a)(c)
	$222,000	4.750		11/16/28	180,930

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $423,480,798)				$370,149,467

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – 38.9%
Advertising(c) – 0.4%
	Summer BC Holdco B S.a.r.l.
	$988,000	5.750%		10/31/26	$1,026,458
	Terrier Media Buyer, Inc.(a)
	3,751,000	8.875		12/15/27	3,657,225

					4,683,683

Aerospace & Defense(c) – 0.5%
	Bombardier, Inc.(a)
	126,000	7.500		03/15/25	122,220
	2,643,000	7.875		04/15/27	2,457,990
	1,000,000	6.000		02/15/28	867,500
	F-Brasile SpA/F-Brasile U.S. LLC(a)
	1,211,000	7.375		08/15/26	1,065,765
	TransDigm, Inc.(a)
	10,000	8.000		12/15/25	10,375
	237,000	6.250		03/15/26	237,000
	Triumph Group, Inc.
	740,000	6.250	(a)	09/15/24	712,250
	615,000	7.750		08/15/25	598,087

					6,071,187

Agriculture(a)(c) – 0.4%
	Vector Group Ltd.
	1,150,000	10.500		11/01/26	1,171,563
	3,570,000	5.750		02/01/29	3,146,062

					4,317,625

Airlines – 0.6%
	Air Canada
	265,000	4.000		07/01/25	364,508
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
	1,160,000	5.500		04/20/26	1,149,850
	Avianca Midco 2 Ltd.(a)(c)
	2,223,873	9.000		12/01/28	2,100,170
	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.(a)(c)
	1,973,808	5.750		01/20/26	1,919,528
	United Airlines, Inc.(a)(c)
	1,180,000	4.375		04/15/26	1,135,750

					6,669,806

Apparel(a)(c) – 0.1%
	CT Investment GmbH
EUR	1,145,000	5.500		04/15/26	1,127,434
	Hanesbrands, Inc.
	$300,000	4.875		05/15/26	291,750

					1,419,184

Automotive – 0.5%
	Clarios Global LP/Clarios U.S. Finance Co.(a)(c)
	520,000	6.250		05/15/26	527,800
	Dana, Inc.(c)
	375,000	5.625		06/15/28	358,125
	Dealer Tire LLC/DT Issuer LLC(a)(c)
	1,088,000	8.000		02/01/28	1,067,600
	Ford Motor Credit Co. LLC
EUR	450,000	2.386		02/17/26	446,016
	$100,000	3.815	(c)	11/02/27	91,035

Corporate Obligations – (continued)
Automotive – (continued)
	Grupo Antolin-Irausa SA(a)(c)
EUR	450,000	3.375		04/30/26	398,786
	IHO Verwaltungs GmbH(a)(c)(h)
	(PIK 6.750%, Cash 6.000%)
	$335,000	6.000		05/15/27	314,900
	(PIK 7.125%, Cash 6.375%)
	535,000	6.375		05/15/29	508,250
	Jaguar Land Rover Automotive PLC(a)(c)
EUR	1,100,000	4.500		07/15/28	966,500
	Real Hero Merger Sub 2, Inc.(a)(c)
	$324,000	6.250		02/01/29	263,250
	Tenneco, Inc.(a)(c)
	890,000	5.125		04/15/29	865,525

					5,807,787

Banks – 2.5%
	Banca Monte dei Paschi di Siena SpA(c)(i) (5 Year EUR Swap + 5.005%)
EUR	1,964,000	5.375		01/18/28	1,320,850
	Banco de Sabadell SA(c)(i) (-1X 5 year EUR Swap + 6.198%)
	1,000,000	5.750		12/31/99	973,635
	Banco do Estado do Rio Grande do Sul SA(c)(i) (5 year CMT + 4.928%)
	$680,000	5.375		01/28/31	639,328
	Banco Mercantil del Norte SA(a)(c)(i) (10 year CMT + 5.034%)
	1,800,000	6.625		12/31/99	1,610,775
	Banco Nacional de Comercio Exterior/Cayman Islands SNC(a)(c)(i) (5 year CMT + 2.000%)
	1,019,000	2.720		08/11/31	942,575
	Banco Santander SA(c)(i)
	(-1X 5 year EUR Swap + 3.760%)
EUR	800,000	3.625		12/31/99	671,455
	(-1x 5 Year EUR Swap + 4.534%)
	1,000,000	4.375		12/31/99	976,356
	Barclays PLC(c)(i)
	(5 year CMT + 5.867%)
	$900,000	6.125		12/31/99	886,500
	(5 Year USD Swap + 4.842%)
	1,255,000	7.750		12/31/99	1,265,981
	CaixaBank SA(c)(i) (-1X 5 year EUR Swap + 3.857%)
EUR	1,200,000	3.625		12/31/99	1,000,865
	Commerzbank AG(c)(i)
	(-1x 5 Year EUR Swap + 6.363%)
	600,000	6.125		03/31/99	617,336
	(5 year USD Swap + 5.228%)
	$1,000,000	7.000		12/31/99	986,250
	Deutsche Bank AG(c)(i) (-1X 5 year EUR Swap + 4.747%)
EUR	1,600,000	4.625		12/31/99	1,458,735
	Development Bank of Kazakhstan JSC
	$724,000	2.950		05/06/31	587,888
	Freedom Mortgage Corp.(a)(c)
	1,855,000	8.125		11/15/24	1,780,800
	1,225,000	8.250		04/15/25	1,176,000
	480,000	7.625		05/01/26	436,800
	1,212,750	6.625		01/15/27	1,044,481
	Ibercaja Banco SA(c)(i) (-1X 5 year EUR Swap + 2.882%)
EUR	700,000	2.750		07/23/30	698,640

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	Intesa Sanpaolo SpA
	$1,300,000	5.710	%(a)	01/15/26	$1,290,035
	(5 Year EUR Swap + 7.192%)
EUR	1,219,000	7.750	(c)(i)	12/29/49	1,366,358
	Lloyds Banking Group PLC(c)(i) (5 Year USD Swap + 4.496%)
	$1,290,000	7.500		12/31/99	1,325,475
	Novo Banco SA/Luxembourg
EUR	95,000	3.500		01/02/43	88,252
	1,015,000	3.500		01/23/43	964,222
	UniCredit SpA(c)(i)
	(5 Year USD ICE Swap + 3.703%)
	$3,250,000	5.861	(a)	06/19/32	3,083,145
	(-1X 5 year EUR Swap + 4.606%)
EUR	2,090,000	4.450		12/31/99	1,879,631

					29,072,368

Biotechnology(c) – 0.1%
	Cidron Aida Finco Sarl
	1,123,000	5.000		04/01/28	1,072,031

Building Materials – 0.7%
	Builders FirstSource, Inc.(a)(c)
	$150,000	4.250		02/01/32	128,625
	CEMEX Materials LLC(a)
	1,098,000	7.700		07/21/25	1,166,625
	Cemex SAB de CV(a)(c)
	3,075,000	5.200		09/17/30	2,898,187
	CP Atlas Buyer, Inc.(a)(c)
	464,000	7.000		12/01/28	387,440
	Eco Material Technologies, Inc.(a)(c)
	1,060,800	7.875		01/31/27	1,022,346
	Griffon Corp.(c)
	1,125,000	5.750		03/01/28	1,001,250
	SRM Escrow Issuer LLC(a)(c)
	1,724,000	6.000		11/01/28	1,655,040
	Summit Materials LLC/Summit Materials Finance Corp.(a)(c)
	398,000	5.250		01/15/29	375,115

					8,634,628

Chemicals(c) – 1.6%
	ASP Unifrax Holdings, Inc.(a)
	1,727,000	5.250		09/30/28	1,517,601
	Cerdia Finanz GmbH(a)
	1,200,000	10.500		02/15/27	1,075,500
	Cornerstone Chemical Co.(a)
	5,195,000	6.750		08/15/24	4,636,537
	GPD Cos., Inc.(a)
	1,037,000	10.125		04/01/26	1,083,665
	INEOS Quattro Finance 1 PLC(a)
EUR	450,000	3.750		07/15/26	432,890
	Innophos Holdings, Inc.(a)
	$965,000	9.375		02/15/28	1,013,250
	Iris Holdings, Inc.(a) (h)(PIK 9.500%, Cash 8.750%)
	615,000	8.750		02/15/26	589,846
	NOVA Chemicals Corp.(a)
	1,815,000	4.250		05/15/29	1,588,125

Corporate Obligations – (continued)
Chemicals(c) – (continued)
	OCI NV(a)
	385,000	4.625		10/15/25	386,444
	PMHC II, Inc.(a)
	1,000,000	9.000		02/15/30	812,500
	Rain CII Carbon LLC/CII Carbon Corp.(a)
	2,055,000	7.250		04/01/25	1,980,506
	Rayonier AM Products, Inc.(a)
	1,176,000	7.625		01/15/26	1,114,260
	SCIH Salt Holdings, Inc.(a)
	350,000	4.875		05/01/28	302,750
	The Chemours Co.
EUR	340,000	4.000		05/15/26	334,913
	$150,000	4.625	(a)	11/15/29	129,938
	Tronox, Inc.(a)
	415,000	4.625		03/15/29	371,944
	Unifrax Escrow Issuer Corp.(a)
	625,000	7.500		09/30/29	515,625
	Venator Finance S.a.r.l./Venator Materials LLC(a)
	415,000	5.750		07/15/25	339,263

					18,225,557

Commercial Services(c) – 1.1%
	Adtalem Global Education, Inc.(a)
	971,000	5.500		03/01/28	893,320
	Avis Budget Finance Plc
EUR	1,047,000	4.750		01/30/26	1,095,697
	BCP V Modular Services Finance II PLC(a)
GBP	375,000	6.125		11/30/28	422,659
	CPI CG, Inc.(a)
	$538,000	8.625		03/15/26	517,825
	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC(a)
	1,781,000	7.125		07/31/26	1,776,191
	Korn Ferry(a)
	400,000	4.625		12/15/27	379,000
	Loxam SAS(a)
EUR	450,000	4.500		04/15/27	430,469
	Metis Merger Sub LLC(a)
	$1,220,000	6.500		05/15/29	1,061,400
	Movida Europe SA(a)
	1,299,000	5.250		02/08/31	1,071,837
	NESCO Holdings II, Inc.(a)
	740,000	5.500		04/15/29	697,450
	Paysafe Finance PLC/Paysafe Holdings U.S. Corp.(a)
	275,000	4.000		06/15/29	227,563
	Prime Security Services Borrower LLC/Prime Finance, Inc.(a)
	865,000	6.250		01/15/28	778,500
	StoneMor, Inc.(a)
	975,000	8.500		05/15/29	944,531
	Team Health Holdings, Inc.(a)
	970,000	6.375		02/01/25	824,500
	The ADT Security Corp.(a)
	1,169,000	4.125		08/01/29	990,727
	The House of Finance NV(a)
EUR	450,000	4.375		07/15/26	450,398

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Commercial Services(c) – (continued)
	WW International, Inc.(a)
	$335,000	4.500%		04/15/29	$265,488

					12,827,555

Computers(c) – 0.6%
	Ahead DB Holdings LLC(a)
	435,000	6.625		05/01/28	384,431
	Banff Merger Sub, Inc.
EUR	1,647,000	8.375		09/01/26	1,718,391
	CA Magnum Holdings(a)
	$1,120,000	5.375		10/31/26	1,075,200
	Centurion Bidco SpA(a)
EUR	450,000	5.875		09/30/26	453,113
	Condor Merger Sub, Inc.(a)
	$2,202,000	7.375		02/15/30	1,981,800
	Libra Groupco SpA(a)
EUR	450,000	5.000		05/15/27	437,922
	Science Applications International Corp.(a)
	$479,000	4.875		04/01/28	458,044
	Seagate HDD Cayman
	410,000	3.375		07/15/31	332,100

					6,841,001

Cosmetics/Personal Care(a)(c) – 0.1%
	Coty, Inc.
	1,222,000	5.000		04/15/26	1,157,845

Distribution & Wholesale(a)(c) – 0.1%
	American Builders & Contractors Supply Co., Inc.
	455,000	3.875		11/15/29	401,538
	G-III Apparel Group Ltd.
	1,142,000	7.875		08/15/25	1,187,680

					1,589,218

Diversified Financial Services – 1.7%
	Aircastle Ltd.(a) (c) (i)(5 year CMT + 4.410%)
	1,106,000	5.250		12/31/99	984,340
	Coinbase Global, Inc.(a)(c)
	1,695,000	3.375		10/01/28	1,322,100
	Deerfield Dakota Holding LLC(i) (1M USD LIBOR)
	498,731	4.750		04/09/27	496,781
	Finance of America Funding LLC(a)(c)
	1,960,000	7.875		11/15/25	1,744,400
	Global Aircraft Leasing Co. Ltd.(a)(c)(h) (PIK 7.250%, Cash 6.500%)
	2,408,306	6.500		09/15/24	2,086,195
	Home Point Capital, Inc.(a)(c)
	715,000	5.000		02/01/26	566,638
	Jefferies Finance LLC/JFIN Co-Issuer Corp.(a)(c)
	1,587,000	5.000		08/15/28	1,444,624
	LD Holdings Group LLC(a)(c)
	80,000	6.500		11/01/25	65,600
	1,370,000	6.125		04/01/28	1,027,500
	LPL Holdings, Inc.(a)(c)
	428,000	4.625		11/15/27	406,065
	Midcap Financial Issuer Trust(a)(c)
	1,581,000	6.500		05/01/28	1,361,636
	1,784,000	5.625		01/15/30	1,420,510

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	Nationstar Mortgage Holdings, Inc.(a)(c)
	1,240,000	5.500		08/15/28	1,131,507
	Navient Corp.(c)
	438,000	5.000		03/15/27	400,770
	52,000	4.875		03/15/28	45,630
	825,000	5.500		03/15/29	723,938
	OneMain Finance Corp.
	565,000	7.125		03/15/26	572,063
	515,000	3.875	(c)	09/15/28	435,819
	400,000	5.375	(c)	11/15/29	359,000
	PRA Group, Inc.(a)(c)
	839,000	7.375		09/01/25	866,267
	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.(a)(c)
	407,000	3.625		03/01/29	347,948
	VistaJet Malta Finance PLC/XO Management Holding, Inc.(a)(c)
	386,000	6.375		02/01/30	335,820
	Voyager Aviation Holdings LLC(a)(c)
	1,020,000	8.500		05/09/26	937,125

					19,082,276

Electrical – 1.0%
	Calpine Corp.(a)(c)
	385,000	4.500		02/15/28	357,087
	Comision Federal de Electricidad(a)(c)
	1,910,000	4.688		05/15/29	1,756,364
	404,000	6.264		02/15/52	350,925
	Electricite de France SA(c)(i)
	(-1X 5 year EUR Swap + 3.198%)
EUR	800,000	3.000		09/03/49	741,858
	(-1X 5 year EUR Swap + 3.970%)
	1,000,000	3.375		12/31/99	889,629
	Eskom Holdings SOC Ltd.
	$742,000	6.750		08/06/23	720,215
	1,219,000	4.314	(j)	07/23/27	1,105,621
	Mercury Chile Holdco LLC(c)
	1,679,000	6.500		01/24/27	1,573,206
	NPC Ukrenergo(j)
	663,000	6.875		11/09/26	205,530
	NRG Energy, Inc.(a)(c)
	460,000	3.625		02/15/31	384,100
	Pike Corp.(a)(c)
	858,000	5.500		09/01/28	782,925
	Vistra Corp.(a)(c)(i) (5 year CMT + 5.740%)
	2,500,000	7.000		12/31/99	2,431,250
	Vistra Operations Co. LLC(a)(c)
	385,000	5.625		02/15/27	379,225
	140,000	5.000		07/31/27	133,700

					11,811,635

Electrical Components & Equipment(a)(c) – 0.1%
	Belden, Inc.
EUR	756,000	3.375		07/15/31	704,653

Electronics(a)(c) – 0.1%
	II-VI, Inc.
	$972,000	5.000		12/15/29	911,250

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy-Alternate Sources(a)(c) – 0.1%
	Cullinan Holdco Scsp
EUR	450,000	4.625%		10/15/26	$431,599
	TerraForm Power Operating LLC
	$435,000	5.000		01/31/28	404,550

					836,149

Engineering & Construction – 0.5%
	Abertis Infraestructuras Finance BV(c)(i) (-1X 5 year EUR Swap + 3.694%)
EUR	900,000	3.248		12/31/99	892,592
	Artera Services LLC(a)(c)
	$405,000	9.033		12/04/25	382,725
	Bioceanico Sovereign Certificate Ltd.(b)
	1,467,595	0.000		06/05/34	982,188
	Global Infrastructure Solutions, Inc.(a)(c)
	866,000	5.625		06/01/29	792,390
	State Agency of Roads of Ukraine(j)
	901,000	6.250		06/24/28	279,310
	Tutor Perini Corp.(a)(c)
	2,044,000	6.875		05/01/25	1,908,585

					5,237,790

Entertainment(c) – 1.1%
	AMC Entertainment Holdings, Inc.
	25,000	5.750		06/15/25	19,375
	235,000	6.125		05/15/27	150,400
	Banijay Group SAS
	1,469,000	6.500		03/01/26	1,491,142
	Caesars Entertainment, Inc.(a)
	945,000	8.125		07/01/27	987,525
	Cirsa Finance International S.a.r.l.(a)
EUR	450,000	4.750		05/22/25	452,207
	1,160,000	4.500		03/15/27	1,099,838
	Empire Resorts, Inc.(a)
	$1,515,000	7.750		11/01/26	1,458,187
	Gamma Bidco SpA(a)
EUR	450,000	6.250		07/15/25	467,246
	International Game Technology PLC(a)
	$635,000	6.250		01/15/27	642,938
	Jacobs Entertainment, Inc.(a)
	770,000	6.750		02/15/29	757,487
	Live Nation Entertainment, Inc.(a)
	445,000	4.750		10/15/27	417,188
	Motion Bondco DAC(a)
EUR	450,000	4.500		11/15/27	423,153
	Raptor Acquisition Corp./Raptor Co.-Issuer LLC(a)
	$1,120,000	4.875		11/01/26	1,064,000
	Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc.(a)
	1,411,000	6.625		03/01/30	1,340,450
	Scientific Games International, Inc.(a)
	999,000	7.000		05/15/28	1,025,224
	Six Flags Entertainment Corp.(a)
	484,000	4.875		07/31/24	480,370
	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(a)
	505,000	7.750		04/15/25	518,888

					12,795,618

Corporate Obligations – (continued)
Environmental(a)(c) – 0.1%
	Clean Harbors, Inc.
	385,000	4.875		07/15/27	377,300
	GFL Environmental, Inc.
	588,000	4.375		08/15/29	521,850
	Tervita Corp.
	770,000	11.000		12/01/25	864,325

					1,763,475

Food & Drug Retailing – 0.2%
	Casino Guichard Perrachon SA(c)
EUR	670,000	6.625		01/15/26	591,111
	Iceland Bondco PLC(a)(c)
GBP	375,000	4.625		03/15/25	403,385
	New Albertsons LP
	$1,015,000	8.700		05/01/30	1,124,112
	350,000	8.000		05/01/31	376,688
	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed(a)(c)
	485,000	4.625		03/01/29	437,106

					2,932,402

Forest Products&Paper(a)(c) – 0.5%
	Pearl Merger Sub, Inc.
	2,722,000	6.750		10/01/28	2,698,183
	Resolute Forest Products, Inc.
	1,408,000	4.875		03/01/26	1,341,120
	Sylvamo Corp.
	1,545,000	7.000		09/01/29	1,508,306

					5,547,609

Gaming – 0.7%
	Fertitta Entertainment LLC(i)1M TSFR
	5,667,704	4.700		01/27/29	5,637,722
	Station Casinos LLC(a)(c)
	370,000	4.500		02/15/28	334,387
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(a)(c)
	325,000	5.250		05/15/27	298,187
	Wynn Macau Ltd.(c)
	365,000	5.500	(a)	01/15/26	313,900
	135,000	5.500	(a)	10/01/27	110,363
	35,000	5.625	(a)	08/26/28	28,131
	1,004,000	5.625		08/26/28	806,965
	30,000	5.125	(a)	12/15/29	23,700

					7,553,355

Healthcare Providers & Services(c) – 1.0%
	Acadia Healthcare Co., Inc.(a)
	461,000	5.000		04/15/29	437,950
	Air Methods Corp.(a)
	285,000	8.000		05/15/25	232,275
	Akumin, Inc.(a)
	3,061,000	7.000		11/01/25	2,601,850
	CHS/Community Health Systems, Inc.(a)
	737,000	6.875		04/15/29	646,717
	600,000	6.125		04/01/30	493,500
	Envision Healthcare Corp.(a)
	835,000	8.750		10/15/26	348,613

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare Providers & Services(c) – (continued)
	HCA, Inc.
	$495,000	5.875%		02/01/29	$516,038
	225,000	3.500		09/01/30	201,375
	Legacy LifePoint Health LLC(a)
	300,000	4.375		02/15/27	278,250
	LifePoint Health, Inc.(a)
	1,360,000	5.375		01/15/29	1,162,800
	ModivCare Escrow Issuer, Inc.(a)
	675,000	5.000		10/01/29	590,625
	Molina Healthcare, Inc.(a)
	444,000	4.375		06/15/28	412,920
	Mozart Debt Merger Sub, Inc.(a)
	1,175,000	3.875		04/01/29	1,028,125
	370,000	5.250		10/01/29	321,900
	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(a)
	750,000	9.750		12/01/26	771,562
	Syneos Health, Inc.(a)
	515,000	3.625		01/15/29	455,775
	Tenet Healthcare Corp.
	19,000	4.625		07/15/24	18,881
	1,095,000	6.125	(a)	10/01/28	1,045,725

					11,564,881

Home Builders – 0.1%
	Ashton Woods USA LLC/Ashton Woods Finance Co.(a)(c)
	455,000	4.625		08/01/29	382,200
	Mattamy Group Corp.(a)(c)
	605,000	4.625		03/01/30	514,250
	Meritage Homes Corp.(a)(c)
	300,000	3.875		04/15/29	268,125
	Tecta America Corp.(i) (1M USD LIBOR)
	125,000	5.053		04/10/28	122,656

					1,287,231

Household Products(a)(c) – 0.1%
	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.
	761,000	7.000		12/31/27	601,190

Housewares(a)(c) – 0.1%
	American Greetings Corp.
	1,410,000	8.750		04/15/25	1,388,850

Insurance – 0.4%
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(a)(c)
	443,000	6.750		10/15/27	419,189
	AssuredPartners, Inc.
	750,000	7.000	(a)(c)	08/15/25	738,750
	1M TSFR
	500,000	4.266	(i)	02/12/27	492,500
	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co.-Issuer, Inc.(a)(c)(h) (PIK 8.375%, Cash 7.625%)
	1,631,875	7.625		10/15/25	1,642,074
	MGIC Investment Corp.(c)
	670,000	5.250		08/15/28	629,800
	Sagicor Financial Co. Ltd.(c)
	264,000	5.300	(a)	05/13/28	258,060

Corporate Obligations – (continued)
Insurance – (continued)
	Sagicor Financial Co. Ltd. – (continued)
	200,000	5.300		05/13/28	195,500

					4,375,873

Internet – 0.6%
	Arches Buyer, Inc.(i) (1M USD LIBOR + 3.948)
	498,737	3.948		12/06/27	486,199
	Cablevision Lightpath LLC(a)(c)
	1,214,000	5.625		09/15/28	1,034,935
	HSE Finance S.a.r.l(a)(c)
EUR	450,000	5.625		10/15/26	426,348
	Rakuten Group, Inc.(i)
	(5 year CMT + 4.578%)
	$1,602,000	5.125		12/31/99	1,467,833
	(5 year CMT + 4.956%)
	740,000	6.250		12/31/99	696,525
	Uber Technologies, Inc.(a)(c)
	500,000	8.000		11/01/26	523,750
	United Group B.V.(a)(c)
	(-1X 3M Euribor + 4.875%)
EUR	940,000	4.875	(i)	02/01/29	944,748
	870,000	5.250		02/01/30	808,074

					6,388,412

Iron/Steel – 0.7%
	Baffinland Iron Mines Corp./Baffinland Iron Mines LP(a)(c)
	$3,665,000	8.750		07/15/26	3,692,488
	Mineral Resources Ltd.
	3,770,000	8.125	(a)(c)	05/01/27	3,850,112
	274,000	8.000		11/01/27	273,315
	274,000	8.500		05/01/30	271,783

					8,087,698

Leisure Time(c) – 0.5%
	Carnival Corp.(a)
	550,000	10.500		02/01/26	603,625
	1,260,000	9.875		08/01/27	1,351,350
	Deuce Finco PLC(a)
GBP	375,000	5.500		06/15/27	429,855
	Pinnacle Bidco PLC
EUR	1,241,000	5.500		02/15/25	1,312,165
	Royal Caribbean Cruises Ltd.(a)
	$775,000	9.125		06/15/23	798,250
	395,000	5.500		08/31/26	367,350
	TUI Cruises GmbH(a)
EUR	450,000	6.500		05/15/26	430,269
	VOC Escrow Ltd.(a)
	$765,000	5.000		02/15/28	692,325

					5,985,189

Lodging(a)(c) – 0.0%
	NH Hotel Group SA
EUR	400,000	4.000		07/02/26	404,974

Machinery – Construction & Mining(a)(c) – 0.0%
	BWX Technologies, Inc.
	$445,000	4.125		06/30/28	412,738

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Machinery-Diversified(a)(c) – 0.2%
	Novafives SAS
EUR	300,000	5.000%		06/15/25	$260,708
	OT Merger Corp.
	$1,258,000	7.875		10/15/29	1,075,590
	Schenck Process Holding GmbH
EUR	328,000	5.375		06/15/23	339,920
	TK Elevator Holdco GmbH
	$600,000	7.625		07/15/28	577,500

					2,253,718

Media – 4.1%
	Altice Financing SA(a)(c)
	412,000	5.000		01/15/28	347,110
	2,565,000	5.750		08/15/29	2,148,187
	Audacy Capital Corp.(a)(c)
	530,000	6.500		05/01/27	454,475
	285,000	6.750		03/31/29	244,388
	Beasley Mezzanine Holdings LLC(a)(c)
	1,400,000	8.625		02/01/26	1,303,750
	CCO Holdings LLC/CCO Holdings Capital Corp.(a)(c)
	435,000	5.375		06/01/29	411,075
	1,215,000	4.500		08/15/30	1,060,087
	450,000	4.250		02/01/31	379,125
	Cengage Learning, Inc.(a)(c)
	1,250,000	9.500		06/15/24	1,218,750
	CSC Holdings LLC(a)(c)
	1,695,000	7.500		04/01/28	1,559,400
	295,000	6.500		02/01/29	280,250
	1,145,000	5.750		01/15/30	936,038
	865,000	4.625		12/01/30	661,725
	Diamond Sports Group LLC/Diamond Sports Finance Co.(a)(c)
	1,620,000	5.375		08/15/26	583,200
	1,274,000	6.625		08/15/27	264,355
	Directv Financing LLC/Directv Financing Co.-Obligor, Inc.(a)(c)
	1,381,000	5.875		08/15/27	1,298,140
	DISH DBS Corp.
	180,000	5.875		11/15/24	174,600
	275,000	7.750		07/01/26	257,813
	1,875,000	5.250	(a)(c)	12/01/26	1,715,625
	1,718,000	5.750	(a)(c)	12/01/28	1,537,610
	495,000	5.125		06/01/29	383,625
	Gray Television, Inc.(a)(c)
	2,086,000	7.000		05/15/27	2,153,795
	455,000	4.750		10/15/30	393,575
	iHeartCommunications, Inc.(c)
	137,309	8.375		05/01/27	136,279
	LCPR Senior Secured Financing DAC(a)(c)
	2,186,000	6.750		10/15/27	2,169,620
	Liberty Interactive LLC
	3,961,732	4.000	(c)	11/15/29	2,674,169
	45,000	8.250		02/01/30	39,375
	341,912	3.750	(c)	02/15/30	234,637
	McGraw-Hill Education, Inc.(a)(c)
	1,650,000	5.750		08/01/28	1,472,625
	News Corp.(a)(c)
	1,505,000	3.875		05/15/29	1,365,787

Corporate Obligations – (continued)
Media – (continued)
	Nexstar Media, Inc.(a)(c)
	1,290,000	5.625		07/15/27	1,251,300
	Paramount Global(c) (i)(5 year CMT + 3.999%)
	720,000	6.375		03/30/62	696,600
	Radiate Holdco LLC/Radiate Finance, Inc.(a)(c)
	1,239,000	6.500		09/15/28	1,081,027
	Salem Media Group, Inc.(a)(c)
	1,012,000	6.750		06/01/24	961,400
	Sinclair Television Group, Inc.(a)(c)
	1,601,000	5.500		03/01/30	1,304,815
	1,542,000	4.125		12/01/30	1,276,005
	Sirius XM Radio, Inc.(a)(c)
	312,000	5.000		08/01/27	301,080
	475,000	5.500		07/01/29	458,375
	310,000	3.875		09/01/31	261,175
	Spanish Broadcasting System, Inc.(a)(c)
	1,045,000	9.750		03/01/26	1,021,488
	Summer BidCo B.V.(a)(c)(h) (PIK 9.750%, Cash 9.000%)
EUR	550,000	9.000		11/15/25	561,064
	TEGNA, Inc.(c)
	$2,173,000	4.625		03/15/28	2,086,080
	Telenet Finance Luxembourg Notes S.a.r.l.(a)(c)
	2,200,000	5.500		03/01/28	2,095,500
	Univision Communications, Inc.(a)(c)
	1,127,000	6.625		06/01/27	1,132,635
	Urban One, Inc.(a)(c)
	1,835,000	7.375		02/01/28	1,779,950
	Virgin Media Vendor Financing Notes IV DAC(a)(c)
	450,000	5.000		07/15/28	408,938
	VTR Finance NV(a)(c)
	900,000	6.375		07/15/28	814,500
	VZ Secured Financing B.V.(a)(c)
	1,755,000	5.000		01/15/32	1,524,656

					46,875,778

Mining(c) – 1.1%
	First Quantum Minerals Ltd.(a)
	2,110,000	7.500		04/01/25	2,131,100
	500,000	6.875		03/01/26	498,219
	FMG Resources August 2006 Pty Ltd.(a)
	1,488,000	5.875		04/15/30	1,473,120
	Freeport Indonesia PT(a)
	1,055,000	5.315		04/14/32	1,020,185
	Freeport-McMoRan, Inc.
	370,000	4.625		08/01/30	359,825
	2,100,000	5.450		03/15/43	2,102,625
	Hecla Mining Co.
	965,000	7.250		02/15/28	974,650
	Mountain Province Diamonds, Inc.(a)
	3,440,000	8.000		12/15/22	3,371,200
	New Gold, Inc.(a)
	730,000	7.500		07/15/27	734,562
	Northwest Acquisitions ULC/Dominion Finco, Inc.(a)(e)
	1,260,000	7.125		11/01/22	13

					12,665,499

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Miscellaneous Manufacturing(a)(c) – 0.1%
	LSB Industries, Inc.
	$1,020,000	6.250%		10/15/28	$1,000,875

Oil Field Services – 5.0%
	Antero Resources Corp.(a)(c)
	355,000	7.625		02/01/29	372,750
	Apache Corp.(c)
	335,000	5.100		09/01/40	303,175
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a)(c)
	515,000	5.875		06/30/29	496,975
	Chesapeake Energy Corp.(e)(k)
	195,000	7.000		10/01/24	3,656
	935,000	7.500		10/01/26	17,531
	Citgo Holding, Inc.(a)(c)
	395,000	9.250		08/01/24	392,038
	CITGO Petroleum Corp.(a)(c)
	1,771,000	7.000		06/15/25	1,753,290
	45,000	6.375		06/15/26	44,663
	Colgate Energy Partners III LLC(a)(c)
	464,000	7.750		02/15/26	483,720
	1,445,000	5.875		07/01/29	1,430,550
	Comstock Resources, Inc.(a)(c)
	1,779,000	6.750		03/01/29	1,796,790
	Earthstone Energy Holdings LLC
	1,144,000	8.000		04/15/27	1,138,280
	Ecopetrol SA(c)
	1,279,000	4.625		11/02/31	1,068,604
	776,000	5.875		11/02/51	587,820
	EQT Corp.(c)
	185,000	6.625		02/01/25	192,169
	1,022,000	7.500		02/01/30	1,129,310
	Guara Norte S.a.r.l.(a)
	1,544,859	5.198		06/15/34	1,366,428
	Hilcorp Energy I LP/Hilcorp Finance Co.(a)(c)
	560,000	5.750		02/01/29	546,000
	KazMunayGas National Co. JSC(c)
	1,123,000	3.500		04/14/33	932,090
	Kosmos Energy Ltd.(c)
	671,000	7.125		04/04/26	655,190
	1,142,000	7.750	(a)	05/01/27	1,119,160
	Laredo Petroleum, Inc.(c)
	1,065,000	10.125		01/15/28	1,118,250
	Matador Resources Co.(c)
	1,219,000	5.875		09/15/26	1,197,667
	MEG Energy Corp.(a)(c)
	3,516,000	7.125		02/01/27	3,559,950
	Northern Oil & Gas, Inc.(a)(c)
	760,000	8.125		03/01/28	756,200
	NuVista Energy Ltd.(a)(c)
CAD	1,250,000	7.875		07/23/26	1,016,814
	Occidental Petroleum Corp.
	$270,000	5.550	(c)	03/15/26	276,750
	1,269,000	8.500	(c)	07/15/27	1,437,142
	550,000	7.500		05/01/31	627,000
	175,000	6.450		09/15/36	189,875
	505,000	4.625	(c)	06/15/45	435,563

Corporate Obligations – (continued)
Oil Field Services – (continued)
	PBF Holding Co. LLC/PBF Finance Corp.(c)
	1,055,000	9.250	%(a)	05/15/25	1,091,925
	655,000	7.250		06/15/25	632,075
	Penn Virginia Escrow LLC(a)(c)
	1,219,000	9.250		08/15/26	1,255,570
	Petroleos de Venezuela SA(e)
	700,000	6.000		11/15/26	47,250
	Petroleos del Peru SA
	992,000	5.625		06/19/47	720,688
	Petroleos Mexicanos
	1,076,000	6.500		03/13/27	1,027,892
	1,323,000	6.840	(c)	01/23/30	1,205,650
	1,994,000	5.950	(c)	01/28/31	1,673,345
	3,936,000	6.700	(c)	02/16/32	3,391,572
	1,048,000	6.375		01/23/45	749,697
	1,815,000	6.750		09/21/47	1,310,757
	1,504,000	7.690	(c)	01/23/50	1,173,872
	Petronas Capital Ltd.(c)
	1,772,000	3.500		04/21/30	1,689,912
	887,000	2.480		01/28/32	766,324
	1,258,000	4.550		04/21/50	1,261,365
	Qatar Energy(c)
	2,438,000	2.250		07/12/31	2,133,250
	312,000	3.125		07/12/41	260,091
	SA Global Sukuk Ltd.(c)
	567,000	1.602		06/17/26	520,279
	Saudi Arabian Oil Co.(c)
	1,717,000	1.625		11/24/25	1,593,376
	Shelf Drilling Holdings Ltd.(a)(c)
	1,960,000	8.250		02/15/25	1,639,417
	Strathcona Resources Ltd.(a)(c)
	1,670,000	6.875		08/01/26	1,615,725
	Tengizchevroil Finance Co. International Ltd.(c)
	1,198,000	2.625		08/15/25	1,055,588
	Transocean Pontus Ltd.(a)(c)
	1,950,165	6.125		08/01/25	1,916,037
	Transocean, Inc.
	1,030,000	11.500	(a)(c)	01/30/27	1,024,850
	480,000	7.500		04/15/31	316,800
	Wintershall Dea Finance 2 BV(c)(i) (-1X 5 year EUR Swap + 3.319%)
EUR	1,100,000	3.000		12/31/99	932,824
	YPF SA
	$112,218	4.000		02/12/26	100,155

					57,551,686

Packaging(a)(c) – 0.4%
	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
EUR	250,000	2.000		09/01/28	224,016
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
	$565,000	4.125		08/15/26	524,037
	770,000	5.250		08/15/27	661,237
	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC
	1,637,000	6.000		09/15/28	1,549,011

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Packaging(a)(c) – (continued)
	Mauser Packaging Solutions Holding Co.
EUR	450,000	4.750%		04/15/24	$464,545
	$500,000	7.250		04/15/25	473,750
	OI European Group BV
	50,000	4.750		02/15/30	44,250
	Owens-Brockway Glass Container, Inc.
	386,000	6.625		05/13/27	382,623

					4,323,469

Pharmaceuticals – 1.1%
	AdaptHealth LLC(a)(c)
	880,000	4.625		08/01/29	743,600
	Bausch Health Cos., Inc.(a)(c)
	195,000	7.000		01/15/28	160,388
	2,355,000	6.250		02/15/29	1,719,150
	1,500,000	5.250		01/30/30	1,053,750
	Bormioli Pharma SpA(a)(c)(i) (3M Euribor + 3.500%)
EUR	450,000	3.500		11/15/24	443,932
	Embecta Corp.(a)(c)
	$690,000	5.000		02/15/30	622,725
	220,000	6.750		02/15/30	213,400
	Endo Dac/Endo Finance LLC/Endo Finco, Inc.(a)(c)
	1,183,000	9.500		07/31/27	934,570
	946,000	6.000		06/30/28	406,780
	Gruenenthal GmbH(c)
EUR	757,000	3.625		11/15/26	754,946
	Lannett Co., Inc.(a)(c)
	$2,355,000	7.750		04/15/26	1,221,656
	Nidda BondCo GmbH(a)(c)
EUR	450,000	5.000		09/30/25	424,183
	Organon & Co./Organon Foreign Debt Co.-Issuer BV(a)(c)
	$895,000	5.125		04/30/31	812,213
	Owens & Minor, Inc.(a)(c)
	575,000	6.625		04/01/30	566,375
	Par Pharmaceutical, Inc.(a)(c)
	905,000	7.500		04/01/27	832,600
	Teva Pharmaceutical Finance Co. B.V.
	715,000	2.950		12/18/22	707,850
	Teva Pharmaceutical Finance Netherlands II BV(c)
EUR	810,000	4.375		05/09/30	753,045

					12,371,163

Pipelines – 2.3%
	Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(c)
	$384,000	7.625		12/15/25	395,520
	Cheniere Energy Partners LP(c)
	306,000	4.500		10/01/29	292,995
	CQP Holdco LP/BIP-V Chinook Holdco LLC(a)(c)
	1,732,000	5.500		06/15/31	1,593,440
	DCP Midstream Operating LP
	420,000	5.625	(c)	07/15/27	424,725
	425,000	8.125		08/16/30	499,375
	EIG Pearl Holdings S.a.r.l(a)
	672,000	3.545		08/31/36	594,612
	841,000	4.387		11/30/46	708,542
	EnLink Midstream LLC(c)
	390,000	5.625	(a)	01/15/28	386,588
	507,000	5.375		06/01/29	491,790

Corporate Obligations – (continued)
Pipelines – (continued)
	EQM Midstream Partners LP(c)
	199,000	6.500		07/15/48	183,080
	Galaxy Pipeline Assets Bidco Ltd.
	1,877,520	2.160		03/31/34	1,633,631
	3,462,718	2.940		09/30/40	2,869,000
	Genesis Energy LP/Genesis Energy Finance Corp.(c)
	330,000	8.000		01/15/27	323,400
	1,650,000	7.750		02/01/28	1,575,750
	Global Partners LP/GLP Finance Corp.(c)
	1,402,000	7.000		08/01/27	1,370,455
	Holly Energy Partners LP/Holly Energy Finance Corp.
	1,000,000	6.375		04/15/27	1,022,500
	Howard Midstream Energy Partners LLC(a)(c)
	760,000	6.750		01/15/27	729,600
	ITT Holdings LLC(a)(c)
	2,296,000	6.500		08/01/29	2,031,960
	KazTransGas JSC
	1,440,000	4.375		09/26/27	1,312,470
	New Fortress Energy, Inc.(a)(c)
	425,000	6.500		09/30/26	410,125
	NGL Energy Operating LLC/NGL Energy Finance Corp.(a)(c)
	845,000	7.500		02/01/26	794,300
	NGL Energy Partners LP/NGL Energy Finance Corp.(c)
	805,000	7.500		11/01/23	744,625
	1,480,000	6.125		03/01/25	1,228,400
	725,000	7.500		04/15/26	601,750
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(a)(c)
	278,000	8.500		10/15/26	258,540
	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)(c)
	1,180,000	6.000		03/01/27	1,129,850
	1,658,000	6.000		12/31/30	1,529,505
	Venture Global Calcasieu Pass LLC(a)(c)
	750,000	3.875		08/15/29	684,375
	Western Midstream Operating LP(c)
	363,000	5.750		02/01/50	319,440

					26,140,343

Real Estate – 0.3%
	ADLER Group SA(c)
EUR	1,100,000	1.875		01/14/26	789,312
	Realogy Group LLC/Realogy Co.-Issuer Corp.(a)(c)
	$1,500,000	5.250		04/15/30	1,209,375
	WeWork Cos., Inc.(a)
	1,965,000	7.875		05/01/25	1,680,075

					3,678,762

Real Estate Investment Trust(c) – 0.6%
	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL(a)
	560,000	4.500		04/01/27	511,385
	CTR Partnership LP/CareTrust Capital Corp.(a)
	1,205,000	3.875		06/30/28	1,090,525
	Diversified Healthcare Trust
	800,000	9.750		06/15/25	837,709
	225,000	4.375		03/01/31	175,358

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust(c) – (continued)
	Global Net Lease, Inc./Global Net Lease Operating Partnership LP(a)
	$808,000	3.750%		12/15/27	$727,329
	HAT Holdings I LLC/HAT Holdings II LLC(a)
	251,000	6.000		04/15/25	254,765
	151,000	3.375		06/15/26	139,298
	Iron Mountain, Inc.(a)
	395,000	5.250		03/15/28	378,212
	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a)
	395,000	4.250		02/01/27	363,400
	New Residential Investment Corp.(a)
	1,170,000	6.250		10/15/25	1,114,425
	Service Properties Trust
	490,000	4.950		02/15/27	427,525
	385,000	4.375		02/15/30	296,492
	Starwood Property Trust, Inc.(a)
	155,000	3.750		12/31/24	149,110
	645,000	4.375		01/15/27	599,850
	VICI Properties LP/VICI Note Co., Inc.(a)
	200,000	3.750		02/15/27	184,500

					7,249,883

Retailing – 1.9%
	Asbury Automotive Group, Inc.(c)
	440,000	4.500		03/01/28	409,200
	1,115,000	4.625	(a)	11/15/29	1,003,500
	Bath & Body Works, Inc.
	275,000	6.875		11/01/35	269,500
	725,000	6.750		07/01/36	703,250
	BCPE Ulysses Intermediate, Inc.(a)(c)(h)(i) (PIK 8.500%, Cash 7.750%)
	925,667	7.750		04/01/27	786,817
	Canwel Building Material Co.(a)(c)
CAD	2,340,000	5.250		05/15/26	1,712,217
	Carvana Co.
	$255,000	5.500	(a)(c)	04/15/27	209,100
	100,000	10.250		05/01/30	98,375
	Constellation Automotive Financing PLC(c)
GBP	830,000	4.875	(a)	07/15/27	895,617
	550,000	4.875		07/15/27	593,481
	eG Global Finance PLC(a)(c)
EUR	400,000	3.625		02/07/24	408,118
	Ferrellgas LP/Ferrellgas Finance Corp.(a)(c)
	$2,340,000	5.375		04/01/26	2,117,700
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)(c)
	545,000	4.750		06/01/27	542,275
	LBM Acquisition LLC(a)(c)
	1,816,000	6.250		01/15/29	1,507,280
	LCM Investments Holdings II LLC(a)(c)
	514,000	4.875		05/01/29	450,393
	Lithia Motors, Inc.(a)(c)
	385,000	3.875		06/01/29	350,350
	Mobilux Finance SAS(a)(c)
EUR	400,000	4.250		07/15/28	380,605

Corporate Obligations – (continued)
Retailing – (continued)
	Neiman Marcus Group Ltd. LLC(k)(l)
	$605,000	8.000		10/15/21	207,109
	Rite Aid Corp.
	896,000	8.000	(a)(c)	11/15/26	754,880
	390,000	7.700		02/15/27	269,100
	125,000	6.875	(a)	12/15/28	87,031
	Shiba Bidco SpA(a)(c)
EUR	450,000	4.500		10/31/28	443,158
	Specialty Building Products Holdings LLC/SBP Finance Corp.(a)(c)
	$1,050,000	6.375		09/30/26	1,026,375
	SRS Distribution, Inc.(a)(c)
	450,000	4.625		07/01/28	410,625
	Staples, Inc.(i) (3M USD LIBOR)
	500,000	5.563		09/12/24	491,145
	Stonegate Pub Co Financing 2019 PLC(c)
GBP	709,000	8.250		07/31/25	900,840
	300,000	8.250	(a)	07/31/25	381,079
	The Gap, Inc.(a)(c)
	$1,590,000	3.625		10/01/29	1,295,850
	The Michaels Cos., Inc.(a)(c)
	1,110,000	5.250		05/01/28	951,825
	929,000	7.875		05/01/29	738,555
	White Cap Parent LLC(a)(c)
	1,098,000	8.250		03/15/26	1,059,570
	Yum! Brands, Inc.
	615,000	6.875		11/15/37	651,131

					22,106,051

Software(a)(c) – 0.3%
	Castle U.S. Holding Corp.
	750,000	9.500		02/15/28	688,125
	Clarivate Science Holdings Corp.
	176,000	4.875		07/01/29	154,880
	Elastic NV
	486,000	4.125		07/15/29	435,577
	Open Text Holdings, Inc.
	480,000	4.125		02/15/30	427,200
	PTC, Inc.
	445,000	4.000		02/15/28	414,963
	Veritas US, Inc./Veritas Bermuda Ltd.
	1,290,000	7.500		09/01/25	1,135,200

					3,255,945

Sovereign – 0.3%
	CBB International Sukuk Programme Co. WLL(a)
	788,000	3.875		05/18/29	734,465
	KSA Sukuk Ltd.(a)
	1,739,000	2.250		05/17/31	1,543,363
	Malaysia Wakala Sukuk Bhd
	1,320,000	2.070		04/28/31	1,178,760

					3,456,588

Telecommunication Services – 1.9%
	Altice France Holding SA(c)
EUR	614,000	8.000		05/15/27	656,005

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	Altice France SA(a)(c)
	$1,200,000	5.500%	10/15/29	$1,023,000
	America Movil SAB de CV(a)(c)
	2,402,000	5.375	04/04/32	2,185,099
	Avaya, Inc.(a)(c)
	351,000	6.125	09/15/28	323,359
	Ciena Corp.(a)(c)
	620,000	4.000	01/31/30	567,300
	CommScope, Inc.(a)(c)
	2,717,000	8.250	03/01/27	2,309,450
	965,000	7.125	07/01/28	773,206
	DKT Finance ApS(a)(c)
EUR	500,000	7.000	06/17/23	524,574
	Iliad Holding SAS(a)(c)
	$2,063,000	6.500	10/15/26	1,980,480
	1,545,000	7.000	10/15/28	1,473,544
	Iliad Holding SASU(a)(c)
EUR	450,000	5.625	10/15/28	450,554
	Level 3 Financing, Inc.(a)(c)
	$149,000	4.625	09/15/27	134,100
	200,000	4.250	07/01/28	170,500
	96,000	3.625	01/15/29	78,480
	Lumen Technologies, Inc.(a)(c)
	165,000	4.500	01/15/29	130,763
	835,000	5.375	06/15/29	686,787
	MetroNet Systems Holdings LLC(i) (1M USD LIBOR)
	496,259	4.553	06/02/28	491,297
	SoftBank Group Corp.(c)
EUR	1,580,000	3.375	07/06/29	1,332,390
	Telecom Italia Capital SA
	$376,000	6.000	09/30/34	321,480
	Telecom Italia Finance SA
EUR	578,000	7.750	01/24/33	684,518
	Telecom Italia SpA(a)
	$1,445,000	5.303	05/30/24	1,416,100
	Telesat Canada/Telesat LLC(a)(c)
	299,000	5.625	12/06/26	213,038
	206,000	6.500	10/15/27	88,220
	Total Play Telecomunicaciones SA de CV(a)(c)
	846,000	7.500	11/12/25	779,800
	1,662,000	6.375	09/20/28	1,391,717
	Trilogy International South Pacific LLC/TISP Finance, Inc.(a)(c)
	747,246	8.875	05/15/23	736,037
	Windstream Escrow LLC/Windstream Escrow Finance Corp.(a)(c)
	570,000	7.750	08/15/28	545,775

				21,467,573

Transportation(a)(c) – 0.1%
	Cargo Aircraft Management, Inc.
	445,000	4.750	02/01/28	416,075
	Western Global Airlines LLC
	610,000	10.375	08/15/25	625,250

				1,041,325

Trucking & Leasing(a)(c) – 0.2%
	Fortress Transportation & Infrastructure Investors LLC
	635,000	9.750	08/01/27	647,700

Corporate Obligations – (continued)
Trucking & Leasing(a)(c) – (continued)
	Fortress Transportation & Infrastructure Investors LLC – (continued)
	2,261,000	5.500	05/01/28	1,950,112

				2,597,812

Water Utilities – 0.1%
	Aegea Finance Sarl
	1,406,000	6.750	05/20/29	1,370,850

	TOTAL CORPORATE OBLIGATIONS
	(Cost $489,773,963)			$447,470,043

Bank Loans(m) – 21.5%
Advertising(i) – 0.4%
	Clear Channel Outdoor Holdings, Inc. (3M LIBOR + 3.500%)
	$4,163,870	4.739%	08/21/26	$4,058,483

Aerospace & Defense – 0.2%
	Dynasty Acquisition Co., Inc.(i)
	(3M LIBOR + 3.500%)
	997,442	4.506	04/06/26	976,556
	TransDigm, Inc.(i) (1M LIBOR + 2.250%)
	241,872	3.014	08/22/24	237,942
	WP CPP Holdings LLC
	498,766	5.085	04/30/25	469,837

				1,684,335

Airlines(i) – 0.7%
	AAdvantage Loyalty IP Ltd. (3M LIBOR + 4.750%)
	1,750,000	5.813	04/20/28	1,779,645
	Air Canada (3M LIBOR + 3.500%)
	500,000	4.250	08/11/28	494,375
	Allegiant Travel Co. (3M LIBOR + 3.000%)
	738,617	3.469	02/05/24	731,969
	American Airlines, Inc. (3M LIBOR + 2.000%)
	99,532	2.840	12/15/23	98,475
	Kestrel Bidco, Inc. (6M LIBOR + 3.000%)
	1,718,167	4.000	12/11/26	1,658,684
	Mileage Plus Holdings LLC (3M LIBOR + 5.250%)
	250,000	6.250	06/21/27	259,063
	United Airlines, Inc. (3M LIBOR + 3.750%)
	2,731,842	4.500	04/21/28	2,706,081

				7,728,292

Apparel(i) – 0.1%
	Birkenstock GmbH & Co. KG (6M LIBOR + 3.250%)
	1,116,873	3.750	04/28/28	1,081,971
	Boardriders, Inc. (3M LIBOR + 6.500%)
	523,891	7.500	04/23/24	487,219

				1,569,190

Automotive Parts & Equipment(i) – 0.1%
	Clarios Global LP (1M LIBOR + 3.250%)
	482,544	4.014	04/30/26	474,302
	First Brands Group LLC (3M LIBOR + 5.000%)
	374,055	6.000	03/30/27	372,537

				846,839

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(m) – (continued)
Beverages(i) – 0.1%
Triton Water Holdings, Inc. (3M LIBOR + 3.500%)
$1,241,248	4.506%		03/31/28	$1,203,861

Building Materials(i) – 0.1%
Ingersoll-Rand Services Co. (1M LIBOR + 1.750%)
94,297	2.514		03/01/27	93,014
Solis IV B.V. (3M SOFR + 3.500%)
500,000	4.000		02/26/29	475,125

				568,139

Chemicals – 0.3%
Atotech B.V.(i) (1M LIBOR + 2.500%)
1,244,410	3.264		03/18/28	1,232,849
H.B. Fuller Co.(i) (1M LIBOR + 2.000%)
251,028	2.594		10/20/24	250,433
Lonza Group AG(i) (6M LIBOR + 4.000%)
748,125	5.006		07/03/28	725,015
Messer Industries GmbH(i) (3M LIBOR + 2.500%)
236,495	3.506		03/02/26	234,097
PMHC II, Inc.(n)
500,000	0.000		04/21/29	469,455
Vantage Specialty Chemicals, Inc.(i) (3M LIBOR + 3.500%)
498,698	4.500		10/28/24	479,373
WR Grace & Co-Conn(i) (3M LIBOR + 3.750%)
249,375	4.813		09/22/28	246,944

				3,638,166

Commercial Services(i) – 1.9%
Allied Universal Holdco LLC (1M LIBOR + 3.750%)
997,494	4.250		05/12/28	970,581
CHG Healthcare Services, Inc. (3M LIBOR + 3.500%)
1,119,375	4.000		09/29/28	1,111,237
CoreLogic, Inc.
(1M LIBOR + 3.500%)
498,747	4.000		06/02/28	467,575
(1M LIBOR + 6.500%)
500,000	7.264	(l)	06/04/29	460,000
EAB Global, Inc. (1M LIBOR + 3.500%)
997,500	4.739		08/16/28	983,784
Fly Funding II S.a.r.l. (3M LIBOR + 1.750%)
854,953	2.110		08/11/25	830,160
HGIM Corp. (3M LIBOR + 6.000%)
207,258	7.000		07/02/23	197,103
Mavis Tire Express Services Corp. (1M LIBOR + 4.000%)
748,116	4.803		05/04/28	742,924
Prime Security Services Borrower LLC (3M LIBOR + 2.750%)
2,228,099	3.500		09/23/26	2,199,624
Spin Holdco, Inc. (3M LIBOR + 4.000%)
743,741	4.750		03/04/28	739,836
Syniverse Holdings, Inc. (3M LIBOR + 5.000%)
4,657,480	6.038		03/09/23	4,597,957
Team Health Holdings, Inc.
(1M LIBOR + 2.750%)
561,124	3.750		02/06/24	521,379
(1M SOFR + 5.250%)
3,322,003	6.250		03/02/27	3,114,378

Bank Loans(m) – (continued)
Commercial Services(i) – (continued)
The Hertz Corp.
(1M LIBOR + 3.250%)
1,657,426	4.014		06/30/28	1,649,354
Travelport Finance (Luxembourg) S.a.r.l. (3M LIBOR + 1.500%)
1,471,225	2.506		02/28/25	1,500,650
Verscend Holding Corp. (1M LIBOR + 4.000%)
1,237,526	4.764		08/27/25	1,232,119

				21,318,661

Computers(i) – 0.6%
Ahead Data Blue LLC (3M LIBOR + 3.750%)
503,618	4.760		10/18/27	499,630
iQor US, Inc.
(1M LIBOR + 7.500%)
60,134	8.500		11/19/24	59,908
(1M LIBOR + 7.500%)
166,144	8.500		11/19/25	139,977
Magenta Buyer LLC (3M LIBOR + 5.000%)
993,750	6.230		07/27/28	978,844
McAfee LLC (3M SOFR + 4.000%)
1,250,000	4.500		03/01/29	1,215,625
NCR Corp. (3M LIBOR + 2.500%)
623,055	3.740		08/28/26	604,363
Optiv Security, Inc.(6M LIBOR + 3.250%)
500,000	4.250		02/01/24	490,535
Peraton Corp.
(1M LIBOR + 3.750%)
489,729	4.514		02/01/28	485,366
(1M LIBOR + 7.750%)
242,702	8.500		02/01/29	239,668
Perforce Software, Inc. (1M LIBOR + 3.750%)
244,375	4.514		07/01/26	240,883
Tempo Acquisition LLC (1M LIBOR + 2.750%)
80,844	3.514		05/01/24	80,298
Virtusa Corp. (1M LIBOR + 3.750%)
741,873	4.514		02/11/28	733,297
Vision Solutions, Inc. (3M LIBOR + 4.000%)
995,000	4.750		04/24/28	979,936

				6,748,330

Cosmetics & Personal Care(i) – 0.1%
Coty, Inc. (1M LIBOR + 2.250%)
72,701	2.701		04/07/25	70,689
Revlon Consumer Products Corp. (3M LIBOR + 3.500%)(k)
2,721,693	4.250		09/07/23	1,320,021

				1,390,710

Distribution & Wholesale(i) – 0.0%
Core & Main LP (1M LIBOR + 2.500%)
493,134	3.198		07/27/28	484,297

Diversified Financial Services(i) – 0.2%
Apex Group Treasury LLC (3M LIBOR +3.750%)
748,120	4.756		07/27/28	742,509
Astra Acquisition Corp. (1M LIBOR + 5.250%)
931,009	6.014		10/25/28	893,768
Delos Finance S.a.r.l. (3M LIBOR + 1.750%)
130,000	2.756		10/06/23	129,420

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)
Diversified Financial Services(i) – (continued)
Ditech Holding Corp. (1M LIBOR + 6.000%)
$234,152	7.335%	06/30/22	$45,269

			1,810,966

Electrical(i) – 0.0%
Pacific Gas & Electric Co. (1M LIBOR + 3.000%)
498,731	3.813	06/23/25	491,564

Electronics(i) – 0.1%
Ingram Micro, Inc. (3M LIBOR + 3.500%)
1,241,247	4.506	06/30/28	1,235,972
TTM Technologies, Inc. (1M LIBOR + 2.500%)
125,912	2.955	09/28/24	125,558

			1,361,530

Engineering & Construction – 0.2%
Artera Services LLC
249,372	4.500	03/06/25	233,163
Brown Group Holding LLC(i) (3M LIBOR + 2.500%)
246,668	3.506	06/07/28	242,845
KKR Apple Bidco LLC(i) (1M LIBOR + 3.000%)
498,750	3.764	09/23/28	492,929
USIC Holdings, Inc.(i)
(1M LIBOR + 3.500%)
498,747	4.264	05/12/28	492,887
(1M LIBOR +3.500%)
500,000	7.264	05/14/29	495,000

			1,956,824

Entertainment – 1.2%
AMC Entertainment Holdings, Inc.(i) (1M LIBOR + 3.000%)
1,699,988	3.488	04/22/26	1,514,196
Crown Finance US, Inc.(i)
(3M LIBOR + 2.500%)
1,282,463	3.506	02/28/25	976,146
(6M LIBOR + 2.750%)
224,426	3.750	09/30/26	165,701
Delta 2 (LUX) S.a.r.l.(i) (1M LIBOR + 2.500%)
2,715,000	3.500	02/01/24	2,699,307
East Valley Tourist Development Authority(i)(l) (3M LIBOR + 7.500%)
1,218,880	8.506	11/23/26	1,215,833
Everi Holdings, Inc.(i) (3M LIBOR + 2.500%)
745,003	3.008	08/03/28	738,671
NASCAR Holdings, Inc.(i) (1M LIBOR + 2.500%)
859,039	3.264	10/19/26	854,426
Scientific Games Holdings LP
500,000	4.266	04/04/29	494,465
SeaWorld Parks & Entertainment, Inc.(i) (1M LIBOR + 3.000%)
497,500	3.813	08/25/28	489,828
The Stars Group Holdings B.V.(i) (3M LIBOR + 2.250%)
1,833,940	3.256	07/21/26	1,823,524
Twin River Worldwide Holdings, Inc.(i) (6M LIBOR + 3.250%)
1,869,688	3.750	10/02/28	1,850,991
William Morris Endeavor Entertainment LLC(i) (1M LIBOR + 2.750%)
361,015	3.520	05/18/25	353,409

			13,176,497

Bank Loans(m) – (continued)
Environmental(i) – 0.1%
GFL Environmental, Inc. (1M LIBOR + 3.000%)
997,475	3.703	05/31/25	994,672
Madison IAQ LLC(6M LIBOR + 3.250%)
149,248	4.524	06/21/28	144,584

			1,139,256

Food & Drug Retailing(i) – 0.0%
8th Avenue Food & Provisions, Inc. (1M LIBOR + 3.750%)
234,394	4.514	10/01/25	201,579
UTZ Quality Foods LLC (1M LIBOR + 3.000%)
9,050	3.764	01/20/28	8,959

			210,538

Gaming – 0.3%
Caesars Resort Collection LLC(i) (1M LIBOR + 2.750%)
3,083,336	3.514	12/23/24	3,067,210
Playa Resorts Holding B.V.
748,660	3.750	04/29/24	736,703
Station Casinos LLC(i) (1M LIBOR + 2.250%)
96,104	3.764	02/08/27	94,813

			3,898,726

Hand/Machine Tools(i) – 0.0%
Alliance Laundry Systems LLC (3M LIBOR + 3.500%)
225,513	4.521	10/08/27	223,981

Health Care Products(i) – 0.2%
Carestream Dental Equiment, Inc (3M LIBOR + 3.250%)
241,377	4.256	09/01/24	236,851
Carestream Health, Inc. (3M LIBOR + 6.750%)
1,290,487	7.756	05/08/23	1,278,873
Viant Medical Holdings, Inc. (1M LIBOR + 3.750%)
885,178	4.514	07/02/25	836,679
Vyaire Medical, Inc. (3M LIBOR + 4.750%)
371,629	5.750	04/16/25	290,569

			2,642,972

Healthcare Providers & Services – 2.7%
AHP Health Partners, Inc.(i) (1M LIBOR + 3.500%)
497,500	4.264	08/24/28	494,236
BW NHHC Holdco, Inc.(i) (3M LIBOR + 5.000%)
289,865	5.488	05/15/25	216,393
Da Vinci Purchaser Corp.(i) (3M LIBOR + 4.000%)
498,731	5.006	01/08/27	497,175
DaVita, Inc.(i) (1M LIBOR + 1.750%)
92,813	2.514	08/12/26	91,428
Envision Healthcare Corp.(i) (1M LIBOR + 3.750%)
2,581,308	4.514	10/10/25	1,568,144
Forefront Management Holdings, LLC
210,630	5.016	03/23/29	209,050
Global Medical Response, Inc.(i) (3M LIBOR + 4.250%)
1,360,611	5.250	10/02/25	1,348,420
Heartland Dental LLC(i) (1M LIBOR + 3.500%)
748,059	4.198	04/30/25	740,226
ICON Luxembourg S.a.r.l.(i)
(3M LIBOR + 2.250%)
637,754	3.313	07/03/28	633,667

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)
Healthcare Providers & Services – (continued)
Lifescan Global Corp.(i) (3M LIBOR + 6.000%)
$3,877,620	6.962%	10/01/24	$3,693,433
MED ParentCo. LP(i) (1M LIBOR + 4.250%)
245,051	5.014	08/31/26	239,998
Medline Borrower LP(i) (1M LIBOR + 3.250%)
5,855,000	4.014	10/23/28	5,752,537
Onex TSG Intermediate Corp.(i) (1M LIBOR + 4.750%)
496,250	5.514	02/28/28	489,958
Parexel International Corp.(i) (1M LIBOR + 3.500%)
4,493,000	4.264	11/15/28	4,457,910
Phoenix Guarantor, Inc.(i)
(1M LIBOR + 3.250%)
342,125	4.014	03/05/26	336,015
(1M LIBOR + 3.500%)
234,705	4.132	03/05/26	230,683
Quorum Health Corp.(i) (3M LIBOR + 6.500%)
61,892	7.500	04/29/25	49,204
RegionalCare Hospital Partners Holdings, Inc.(i) (1M LIBOR + 3.750%)
6,384,556	4.499	11/16/25	6,302,067
Select Medical Corp.(i) (1M LIBOR + 2.250%)
854,077	3.020	03/06/25	845,801
Surgery Center Holdings, Inc.(i) (1M LIBOR + 3.750%)
3,226,607	4.500	08/31/26	3,193,890

			31,390,235

Home Furnishings(i) – 0.3%
AI Aqua Merger Sub, Inc. (1M SOFR + 3.750%)
1,875,000	4.250	07/31/28	1,844,925
Herman Miller, Inc (1M LIBOR + 2.000%)
495,627	2.750	07/19/28	488,316
Weber-Stephen Products LLC (1M LIBOR + 3.250%)
559,845	4.014	10/30/27	542,070

			2,875,311

Household Products(i) – 0.0%
Illuminate Merger Sub Corp. (3M LIBOR + 3.500%)
249,375	4.506	07/21/28	234,191
Kronos Acquisition Holdings, Inc. (3M LIBOR + 3.750%)
255	4.989	12/22/26	236

			234,427

Housewares(i) – 0.0%
Springs Windows Fashions LLC (1M LIBOR + 4.000%)
500,000	4.750	10/06/28	462,190

Insurance(i) – 0.9%
Acrisure, LLC (1M LIBOR + 4.250%)
749,375	4.750	02/15/27	743,133
Alliant Holdings Intermediate LLC
(1M LIBOR + 3.250%)
980,005	4.014	05/09/25	969,842
(1M LIBOR + 3.500%)
1,746,241	4.051	11/06/27	1,732,271
Asurion LLC
(1M LIBOR + 3.125%)
169,343	3.889	11/03/23	168,466

Bank Loans(m) – (continued)
Insurance(i) – (continued)
Asurion LLC – (continued)
(1M LIBOR + 3.250%)
247,500	4.014	07/31/27	241,622
(1M LIBOR + 5.250%)
1,051,000	6.014	01/20/29	1,018,419
Broadstreet Partners, Inc.
(1M LIBOR + 3.000%)
745,560	3.764	01/27/27	733,273
(1M LIBOR + 3.250%)
988,747	4.014	01/27/27	974,737
HUB International Ltd. (3M LIBOR + 3.250%)
2,231,119	4.348	04/25/25	2,217,777
OneDigital Borrower LLC (3M SOFR + 4.250%)
498,750	4.750	11/16/27	494,700
USI, Inc.
(3M LIBOR + 3.000%)
488,491	4.006	05/16/24	483,606
(3M LIBOR + 3.250%)
246,849	4.256	12/02/26	244,565

			10,022,411

Internet(i) – 0.4%
Cablevision Lightpath LLC (3M LIBOR + 3.250%)
611,581	3.804	11/30/27	605,465
CNT Holdings I Corp (3M LIBOR + 6.750%)
500,000	7.500	11/06/28	497,085
CNT Holdings I Corp. (3M LIBOR + 3.500%)
872,483	4.250	11/08/27	862,126
Eagle Broadband Investments LLC (3M LIBOR + 3.000%)
612,533	4.063	11/12/27	605,973
Hunter Holdco 3 Ltd.(l) (3M LIBOR + 4.250%)
500,000	4.750	08/19/28	495,625
MH Sub I LLC (1M LIBOR + 3.750%)
498,731	4.750	09/13/24	495,958
Proofpoint, Inc. (3M LIBOR + 3.250%)
462,588	3.758	08/31/28	455,478
PUG LLC (1M LIBOR + 3.500%)
748,724	4.264	02/12/27	729,070

			4,746,780

Leisure Time(i) – 0.8%
Alterra Mountain Co.
(1M LIBOR + 3.500%)
498,747	4.094	08/17/28	494,697
(1M LIBOR + 2.750%)
707,054	3.514	07/31/24	701,220
Carnival Corp.
(3M LIBOR + 3.000%)
893,587	3.750	06/30/25	878,110
(3M LIBOR + 3.250%)
1,620,938	4.000	10/18/28	1,594,597
ClubCorp Holdings, Inc. (3M LIBOR + 2.750%)
2,801,437	3.756	09/18/24	2,720,111
Equinox Holdings, Inc. (3M LIBOR + 3.000%)
2,245,332	4.006	03/08/24	2,120,290
Hayward Industries, Inc. (1M LIBOR + 2.500%)
246,878	3.198	05/30/28	243,896

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)
Leisure Time(i) – (continued)
Life Time Fitness, Inc. (3M LIBOR + 4.750%)
$482,868	5.750%	12/16/24	$481,661

			9,234,582

Machinery – Construction & Mining(i) – 0.0%
Vertiv Group Corp. (1M LIBOR + 2.750%)
64,031	3.202	03/02/27	62,208

Machinery-Diversified – 0.2%
Ali Group S.R.L.(i) (1M LIBOR)
500,000	2.632	12/20/28	489,480
Engineered Machinery Holdings, Inc.(i) (3M LIBOR + 3.750%)
498,750	4.756	05/19/28	495,947
Pro Mach Group, Inc.(i) (3M LIBOR + 4.000%)
933,415	5.000	08/31/28	927,413
SPX FLOW, Inc.(i) (1M SOFR + 4.600%)
250,000	5.300	05/31/22	243,360
Star US Bidco LLC(i) (1M LIBOR + 4.250%)
498,731	5.250	03/17/27	493,330
Vertical US Newco, Inc.(i) (1M LIBOR + 3.500%)
129,567	4.000	07/30/27	128,191

			2,777,721

Media(i) – 1.1%
Cengage Learning, Inc. (3M LIBOR + 4.750%)
1,600,626	5.750	07/14/26	1,572,615
CSC Holdings LLC
(1M LIBOR + 2.250%)
744,363	2.804	07/17/25	728,917
(1M LIBOR + 2.250%)
176,802	2.804	01/15/26	173,266
Diamond Sports Group LLC
(1M SOFR + 8.000%)
545,657	9.000	05/26/26	553,755
(3M SOFR + 3.250%)
2,684,934	4.016	08/24/26	889,384
DirecTV Financing LLC (1M LIBOR + 5.000%)
2,453,395	5.764	08/02/27	2,440,883
iHeartCommunications, Inc. (1M LIBOR + 3.000%)
3,075,431	3.764	05/01/26	3,046,799
LCPR Loan Financing LLC (1M LIBOR + 3.750%)
954,208	4.304	10/16/28	951,031
Sinclair Television Group, Inc. (1M LIBOR + 2.500%)
16,059	3.270	09/30/26	15,457
The McClatchy Co.(l) (1M LIBOR + 10.000%)
354,065	10.000	07/15/26	343,443
Univision Communications, Inc. (1M LIBOR + 2.750%)
679,320	3.750	03/15/24	676,351
Ziggo Financing Partnership (1M LIBOR + 2.500%)
740,000	3.054	04/30/28	724,275

			12,116,176

Metal Fabricate/Hardware(i) – 0.0%
Grinding Media, Inc. (3M LIBOR + 4.000%)
498,123	4.796	10/12/28	486,916

Bank Loans(m) – (continued)
Mining(i)(l) – 0.1%
Arctic Canadian Diamond Co.Ltd (3M LIBOR + 5.000%)
669,851	4.000	12/31/27	669,851

Miscellaneous Manufacturing(i) – 0.1%
Gates Global LLC (1M LIBOR + 2.500%)
241,260	3.264	03/31/27	236,333
LTI Holdings, Inc. (1M LIBOR + 3.500%)
498,708	3.500	09/06/25	487,697

			724,030

Oil Field Services(i) – 0.3%
Citgo Petroleum Corp. (1M LIBOR + 6.250%)
393,721	7.014	03/28/24	392,102
Delek US Holdings, Inc. (1M LIBOR + 2.250%)
484,910	2.999	03/31/25	475,416
Gulf Finance LLC (1M LIBOR + 6.750%)
1,989,509	7.750	08/25/26	1,806,613
QuarterNorth Energy Holding, Inc. (3M LIBOR + 8.000%)
1,002,843	9.000	08/27/26	1,004,097

			3,678,228

Packaging – 0.6%
BWAY Holding Co.(i) (1M LIBOR + 3.250%)
748,037	3.758	04/03/24	732,515
Charter NEX US, Inc.(i) (1M LIBOR + 3.750%)
748,106	4.514	12/01/27	743,700
Graham Packaging Co., Inc.
997,481	3.750	08/04/27	975,726
Klockner-Pentaplast of America, Inc.(i)(6M LIBOR + 4.750%)
1,302,602	5.554	08/31/22	1,157,141
LABL, Inc.(i) (1M LIBOR + 5.000%)
748,125	5.764	10/29/28	733,634
Pregis TopCo Corp.(i) (1M LIBOR + 4.000%)
498,724	4.764	07/31/26	488,540
Pretium PKG Holdings, Inc.(i) (1M LIBOR + 4.000%)
498,750	4.500	10/02/28	483,538
Proampac PG Borrower LLC(i) (3M LIBOR + 3.750%)
997,494	4.500	11/03/25	980,666
TricorBraun Holdings, Inc.(i) (1M LIBOR + 3.250%)
235,951	4.014	03/03/28	230,675

			6,526,135

Pharmaceuticals – 1.7%
Bausch Health Cos., Inc. (i) (1M TSFR)
1,500,000	5.790	01/27/27	1,449,375
Change Healthcare Holdings LLC(i) (1M LIBOR + 2.500%)
491,994	3.500	03/01/24	490,788
Endo Luxembourg Finance Co. I S.a r.l.(i) (1M LIBOR + 5.000%)
2,367,630	5.813	03/27/28	2,190,650
Gainwell Acquisition Corp.(i) (3M LIBOR + 4.000%)
2,110,583	5.006	10/01/27	2,101,359
Grifols Worldwide Operations USA, Inc.(i) (1M LIBOR + 2.000%)
448,754	2.764	11/15/27	438,052
Jazz Financing Lux S.a.r.l.(i) (1M LIBOR + 3.500%)
2,110,617	4.264	05/05/28	2,106,396

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(m) – (continued)
Pharmaceuticals – (continued)
Mallinckrodt International Finance S.A.(i)
(3M LIBOR + 5.250%)
$956,588	6.246%	09/24/24	$887,235
(3M LIBOR + 5.500%)
2,169,574	6.250	02/24/25	2,009,026
Midwest Veterinary Partners LLC(i) (3M LIBOR + 4.000)
498,747	4.764	04/27/28	491,266
Organon & Co.(i) (3M LIBOR + 3.000%)
1,496,614	3.563	06/02/28	1,488,204
Packaging Coordinators Midco, Inc.(i) (3M LIBOR + 3.750%)
1,496,222	4.756	11/30/27	1,486,870
Pathway Vet Alliance LLC(i) (3M LIBOR + 4.000)
997,475	4.514	03/31/27	987,709
Pearl Intermediate Parent LLC(i) (1M LIBOR + 6.250%)
500,000	7.014	02/13/26	496,565
PetVet Care Centers LLC(i) (1M LIBOR + 3.500%)
997,442	4.264	02/14/25	990,271
Southern Veterinary Partners LLC(i) (3M LIBOR + 4.000%)
748,106	5.239	10/05/27	743,198
Sunshine Luxembourg VII S.a.r.l.(i) (3M LIBOR + 3.750%)
997,481	4.756	10/01/26	987,686

			19,344,650

Pipelines(i) – 0.5%
BCP Raptor LLC (1M LIBOR + 4.750%)
500,000	4.750	11/03/25	498,215
Brazos Delaware II LLC (1M LIBOR + 4.000%)
249,329	4.625	05/21/25	247,504
Epic Y-Grade Services LP (3M LIBOR + 6.000%)
2,211,945	6.508	06/30/27	1,831,491
Freeport LNG Investments LLLP (3M LIBOR + 3.500%)
989,194	4.563	12/21/28	982,853
Lucid Energy Group II Borrower LLC (3M LIBOR + 4.250%)
250,000	5.000	11/24/28	247,552
Mashantucket (Western) Pequot Tribe (1M LIBOR + 7.125%)
1,068,393	8.375	02/16/25	1,040,348
Traverse Midstream Partners LLC (3M SOFR + 4.250%)
1,379,374	5.384	09/27/24	1,373,622

			6,221,585

Retailing(i) – 0.8%
1011778 B.C. Unlimited Liability Co. (1M LIBOR + 1.750%)
803,175	2.514	11/19/26	786,942
Academy Ltd. (1M LIBOR + 3.750%)
1,238,122	4.500	11/05/27	1,221,098
Belk, Inc.
(3M LIBOR + 7.500%)
112,852	8.500	07/31/25	110,877
(3M LIBOR + 13.000%)
525,612	13.000	07/31/25	302,558
EG Group Ltd. (3M LIBOR + 4.000%)
391,837	5.006	02/07/25	383,020
Great Outdoors Group LLC (1M LIBOR + 3.750%)
997,494	4.514	03/06/28	986,272
Medical Solutions Holdings, Inc. (3M LIBOR + 3.500%)
630,000	4.506	11/01/28	623,858

Bank Loans(m) – (continued)
Retailing(i) – (continued)
PetSmart, Inc. (3M LIBOR + 3.750%)
3,078,735	4.989	02/11/28	3,046,408
Restoration Hardware, Inc. (1M LIBOR + 2.500%)
246,880	3.264	10/20/28	236,960
Serta Simmons Bedding LLC (1M LIBOR + 7.500%)
647,939	8.500	08/10/23	582,685
SRS Distribution, Inc. (3M LIBOR + 3.500%)
619,987	4.553	06/02/28	596,738
Staples, Inc. (3M LIBOR + 5.000%)
742,366	5.317	04/16/26	710,482

			9,587,898

Semiconductors(i) – 0.1%
Bright Bidco B.V. (6M LIBOR + 3.500%)
2,775,773	4.774	06/30/24	1,293,954
MACOM Technology Solutions Holdings, Inc. (1M LIBOR + 2.250%)
89,956	3.014	05/17/24	89,259

			1,383,213

Software – 2.8%
Applied Systems, Inc.(i) (3M LIBOR + 5.500%)
750,000	6.506	09/19/25	747,720
Apttus Corp.(i) (3M LIBOR + 4.250%)
534,858	5.000	05/08/28	532,409
Athenahealth, Inc.(i) (1M SOFR + 3.500%)
1,068,841	4.009	02/15/29	1,052,808
Banff Merger Sub, Inc.(i) (1M LIBOR + 3.750%)
738,554	4.514	10/02/25	728,679
Camelot U.S. Acquisition 1 Co.(i) (1M LIBOR + 3.000%)
743,655	3.764	10/30/26	733,898
Ceridian HCM Holding, Inc.(i) (1M LIBOR + 2.500%)
1,719,213	3.264	04/30/25	1,695,041
Dynatrace LLC(i) (1M LIBOR + 2.250%)
192,756	3.014	08/22/25	191,841
Epicor Software Corp.(i)
(1M LIBOR + 3.250%)
3,092,385	4.014	07/30/27	3,070,027
(1M LIBOR + 7.750%)
750,000	8.750	07/31/28	763,597
Finastra USA, Inc.(i) (3M LIBOR + 3.500%)
3,840,682	4.739	06/13/24	3,721,275
Greeneden U.S. Holdings II LLC(i) (1M LIBOR + 4.000%)
493,750	4.764	12/01/27	491,898
Greenway Health LLC(i) (3M LIBOR + 3.750%)
123,461	4.756	02/16/24	115,066
Informatica LLC(i) (1M LIBOR + 2.750%)
1,250,000	3.563	10/27/28	1,230,075
Pitney Bowes, Inc.(i) (1M LIBOR + 4.000%)
1,585,244	4.764	03/17/28	1,558,818
Polaris Newco LLC(i) (1M LIBOR + 4.000%)
2,365,930	4.764	06/02/28	2,338,320
Project Ruby Ultimate Parent Corp. (i) (1M LIBOR)
498,741	4.053	03/03/28	493,210
Rackspace Technology Global, Inc.(i) (3M LIBOR + 2.750%)
2,012,642	3.553	02/15/28	1,963,171

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(m) – (continued)
Software – (continued)
RealPage, Inc.
$875,000	7.250%		04/23/29	$878,097
Riverbed Technology, Inc.(i) (3M LIBOR + 6.000%)
1,215,663	7.000		12/08/26	946,017
Seattle SpinCo, Inc.(i) (1M LIBOR + 2.750%)
1,405,702	3.514		06/21/24	1,387,259
Sophia, LP(i) (3M LIBOR + 3.500%)
1,733,169	4.256		10/07/27	1,711,504
Sovos Compliance LLC(i) (1M LIBOR + 4.500%)
850,608	5.264		08/11/28	848,958
The Dun & Bradstreet Corp.(i) (1M LIBOR + 3.250%)
739,997	3.918		02/06/26	733,707
The Ultimate Software Group, Inc.(i)
(3M LIBOR + 3.250%)
2,609,694	4.212		05/04/26	2,580,335
(3M LIBOR + 3.750%)
498,721	5.085		05/04/26	495,968
(3M LIBOR + 3.250%)
500,000	6.212		05/03/27	494,875
Tibco Software, Inc.(i) (1M LIBOR + 3.750%)
356,890	4.520		06/30/26	355,552
Zelis Healthcare Corp.(i) (1M LIBOR + 3.500%)
497,481	3.955		09/30/26	493,800

				32,353,925

Telecommunication Services(i) – 1.2%
Altice France SA
(3M LIBOR + 3.688%)
236,111	4.732		01/31/26	233,382
(3M LIBOR + 4.000%)
217,105	4.506		08/14/26	215,296
Avaya, Inc. (1M LIBOR + 4.000%)
1,875,000	4.554		12/15/27	1,843,744
CommScope, Inc. (1M LIBOR + 3.250%)
79,273	4.014		04/06/26	76,122
Delta TopCo, Inc. (3M LIBOR + 3.750%)
495,000	4.500		12/01/27	487,926
Frontier Communications Corp. (3M LIBOR + 3.750%)
1,490,000	4.813		05/01/28	1,462,688
GOGO Intermediate Holdings LLC (3M LIBOR + 3.750%)
1,241,247	4.989		04/30/28	1,228,214
Intelsat Jackson Holdings S.A.(6M SOFR + 4.250%)
1,500,000	0.000		02/01/29	1,455,000
Maxar Technologies Ltd. (3M LIBOR + 2.750%)
2,250,737	3.520		10/04/24	2,229,985
MLN US Holding Co. LLC (1M LIBOR + 4.500%)
1,198,837	4.952		11/30/25	1,144,146
Plantronics, Inc. (1M LIBOR + 2.500%)
455,522	3.264		07/02/25	451,463
West Corp.
(1M LIBOR + 3.500%)
91,241	4.500		10/10/24	84,198
(1M LIBOR + 4.000%)
2,574,555	5.000		10/10/24	2,406,410
Xplornet Communications, Inc.
(1M LIBOR + 4.500)
498,747	4.764		10/02/28	490,019

Bank Loans(m) – (continued)
Telecommunication Services(i) – (continued)
Xplornet Communications, Inc. – (continued)
(1M LIBOR + 7.000)
250,000	7.500	%(l)	10/01/29	246,875

				14,055,468

Transportation(i) – 0.0%
LaserShip, Inc. (3M LIBOR + 4.500%)
498,747	5.250		05/07/28	493,759

TOTAL BANK LOANS
(Cost $255,805,473)				$247,599,856

Shares	Description	Value

Common Stocks – 0.6%
Commercial Services & Supplies(e) – 0.0%
10,8799	Cenveo, Inc.	$114,230
65,182	Monitronics International, Inc.	179,250

		293,480

Diversified Consumer Services – 0.0%
7,679	Premier Brands Group Holdings LLC	5,375

Diversified Financial Services – 0.0%
20,510	Avation Capital SA(e)	—
5,500	Copper Earnout Trust(k)(l)	33,000
1,681	Voyager Aviation Holdings LLC(l)	180,125

		213,125

Energy Equipment & Services(e) – 0.0%
8,479	Noble Corp.	270,734
17,981	Parker Drilling Co.	67,429

		338,163

IT Services – 0.0%
10,686	Riverbed Technology, Inc.	100,181

Media(e) – 0.0%
33,365	Clear Channel Outdoor Holdings, Inc.	82,078
3,675	Cumulus Media, Inc. Class A	50,605

		132,683

Metals & Mining(l) – 0.0%
627	Arctic Canadian Diamond Co. Ltd	—

Multiline Retail – 0.0%
68	Belk, Inc.	680

Oil, Gas & Consumable Fuels – 0.3%
304	California Resources Corp.	12,224
6,826	Civitas Resources, Inc.	400,140
18,456	Fieldwood Energy, Inc.	2,390,052
2,295	Valaris Ltd.	116,471

		2,918,887

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Professional Services(e) – 0.0%
17,299	Skillsoft Corp.	$92,550

Real Estate – 0.1%
41,250	Copper Property CTL Pass Through Trust	651,420

Specialty Retail(l) – 0.1%
7,504	Guitar Center, Inc.	1,432,026

Wireless Telecommunication Services – 0.1%
5,606	iQor US Inc.	39,242
16,319	Windstream Corp.	259,750

		298,992

TOTAL COMMON STOCKS
(Cost $6,772,481)		$6,477,562

Shares	Dividend Rate	Value

Preferred Stocks(l) – 0.0%
Specialty Retail – 0.0%
Guitar Center, Inc.
104	0.000%	$9,730
(Cost $9,761)

Units	Description	Expiration Date	Value

Warrants(e) – 0.0%
Energy Equipment & Services – 0.0%
Noble Corp.
9,802		02/05/28	$157,863

Oil, Gas & Consumable Fuels – 0.0%
California Resources Corp.
670		10/27/24	8,023
Fieldwood Energy, Inc.
6,687		08/01/29	50,321

Specialty Retail(l) – 0.0%
Guitar Center, Inc.
3,972			307,926

Wireless Telecommunication Services(l) – 0.0%
Windstream Corp.
27,912			460,548

TOTAL WARRANTS
(Cost $674,556)			$984,681

Shares	Dividend Rate	Value

Investment Company(o) – 5.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
58,139,576	0.317%	$58,139,576
(Cost $58,139,576)

TOTAL INVESTMENTS – 98.3%
(Cost $1,234,656,608)		$1,130,830,915

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		20,178,476

NET ASSETS – 100.0%		$1,151,009,391

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on April 30, 2022.

(e)	Security is currently in default and/or non-income producing.

(f)	Actual maturity date is July 28, 2121.

(g)	Actual maturity date is April 03, 2120.

(h)	Pay-in-kind securities.

(i)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on April 30, 2022.

(j)	Guaranteed by a foreign government until maturity.

(k)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $3,492,511, which represents approximately 0.3% of the Fund’s net assets as of April 30, 2022.

Restricted Security	Acquisition Date	Cost
Chesapeake Energy Corp. (Corporate Obligations)	06/21/19	$359,915
Monitronics International, Inc. (Common Stocks)	04/01/20	1,069,075
Revlon Consumer Products Corp. (Bank Loans)	12/31/20	2,487,996
Copper Earnout Trust (Common Stocks)	12/07/20	39,600
Neiman Marcus Group Ltd. LLC (Corporate Obligations)	10/15/21	605,000

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

(l)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(m)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on April 30, 2022. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(n)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(o)	Represents an affiliated issuer.

Currency Abbreviations:
BRL	—Brazilian Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
RON	—New Romanian Leu
THB	—Thai Baht
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
CP	—Commercial Paper
CPI	—Consumer Price Index
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Funding Rate

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At April 30, 2022, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

Athenahealth, Inc., due 02/15/29	$181,159	$178,442	$(1,994)

Forefront management LLC, due 03/23/29	39,370	39,075	(295)

Medical Solutions Holdings, Inc., due 11/01/28	120,000	118,830	(1,466)

Pro Mach Group, Inc, due 08/31/28	64,246	63,833	(878)
Sovos Compliance LLC, due 08/11/28	147,260	146,974	(1,532)

TOTAL			$(6,165)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
BofA Securities LLC	MXN	12,381,048	USD	600,000	05/24/22	$3,831
	USD	308,720	CLP	249,600,000	05/24/22	17,495
	USD	930,827	PLN	3,788,000	05/09/22	77,078
	USD	345,439	RON	1,554,000	06/03/22	15,681
	USD	5,315,000	ZAR	82,425,020	07/20/22	141,487

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Barclays Bank PLC	USD	3,128,731	EUR	2,900,000	05/13/22	$67,723
	USD	5,113,378	EUR	4,616,000	06/06/22	235,651
	USD	485,940	PLN	2,071,000	05/09/22	19,174
	USD	1,000,000	THB	33,908,200	07/18/22	8,320
BNP Paribas SA	CZK	28,201,932	USD	1,188,000	06/10/22	15,138
	USD	403,535	BRL	1,958,737	06/06/22	12,016
	USD	627,000	HUF	210,057,440	05/31/22	43,601
	USD	5,815,086	PLN	25,015,011	05/09/22	177,138
	USD	232,000	ZAR	3,441,538	07/20/22	15,987
Citibank NA	EUR	155,000	USD	163,356	05/03/22	180
	GBP	1,025,000	USD	1,287,129	07/27/22	2,299
	USD	71,053	CAD	91,000	07/27/22	242
	USD	1,361,674	EUR	1,250,799	07/27/22	35,972
	USD	130,000	GBP	101,211	07/27/22	2,678
JPMorgan Securities, Inc.	BRL	5,266,512	USD	1,002,000	06/06/22	50,688
	USD	338,543	HUF	117,624,000	05/31/22	11,863
	USD	2,000,000	MXN	41,340,000	07/26/22	8,258
	USD	654,900	PLN	2,833,752	05/09/22	16,222
	USD	446,875	RON	2,036,000	06/03/22	14,837
	USD	788,683	ZAR	11,672,515	07/20/22	56,043
MS & Co. Int. PLC	USD	12,551,301	EUR	11,756,558	05/27/22	134,205
	USD	1,215,125	EUR	1,112,000	06/06/22	40,074
	USD	1,687,331	GBP	1,337,665	05/27/22	5,317
	USD	695,000	HUF	232,512,250	05/31/22	49,237
	USD	654,000	PLN	2,823,972	05/09/22	17,526

TOTAL						$1,295,961

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
BofA Securities LLC	HUF	69,513,000	USD	204,030	05/31/22	$(10,969)
	RON	3,590,000	USD	801,339	06/03/22	(39,543)
Barclays Bank PLC	EUR	41,291,000	USD	47,423,886	05/13/22	(3,840,414)
	GBP	4,510,000	USD	6,096,365	05/13/22	(425,354)
	MYR	19,657,240	USD	4,607,670	07/21/22	(89,595)
	PLN	5,671,000	USD	1,414,000	05/09/22	(135,855)
	THB	167,322,708	USD	4,958,932	07/18/22	(65,410)
BNP Paribas SA	EUR	2,501,000	USD	2,758,473	06/06/22	(115,665)
	HUF	490,680,690	USD	1,462,026	05/31/22	(99,244)
	PLN	4,860,735	USD	1,179,636	05/09/22	(84,111)
	USD	594,990	MXN	12,381,048	05/24/22	(8,841)
Citibank NA	CAD	1,780,834	USD	1,420,120	07/27/22	(34,374)
	EUR	11,479,892	USD	12,573,689	07/27/22	(406,342)
	GBP	1,086,933	USD	1,427,279	07/27/22	(59,942)
	USD	1,805,782	EUR	1,705,000	07/27/22	(1,320)
	USD	228,802	GBP	182,000	07/27/22	(150)
JPMorgan Securities, Inc.	CZK	23,272,820	USD	1,030,546	06/10/22	(37,692)
	USD	656,500	BRL	3,307,775	06/06/22	(4,669)
	USD	2,421,816	EUR	2,304,000	06/06/22	(12,821)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS&Co. Int. PLC	CLP	1,700,000,000	USD	2,117,852	05/24/22	$(134,351)
	EUR	460,000	USD	492,766	05/27/22	(6,921)
	PLN	26,000,000	USD	6,500,894	05/09/22	(640,947)

TOTAL						$(6,254,530)

FUTURES CONTRACTS — At April 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year German Euro-Bund	34	06/08/22	$5,509,013	$(325,785)
Short position contracts:
Italian 10 Year Government Bonds	(42)	06/08/22	(5,775,093)	437,814

TOTAL FUTURES CONTRACTS				$112,029

SWAP CONTRACTS — At April 30, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/ (Paid) by the Fund(a)	Credit Spread at April 30, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:

CDX.NA.HY Index 38	(5.000)%	4.615%	06/20/27	$31,670	$683,410	$1,715,193	$(1,031,783)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Investment Abbreviation:
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.HY Index 38	—CDX North America High Yield Index 38
MS & Co. Int PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 97.0%
Australia – 3.5%
118,382	APA Group (Gas Utilities)	$951,214
205,652	Atlas Arteria Ltd. (Transportation Infrastructure)	999,072
37,473	Charter Hall Group (Equity Real Estate Investment Trusts (REITs))	402,738
173,398	Dexus (Equity Real Estate Investment Trusts (REITs))	1,355,724
169,162	Goodman Group (Equity Real Estate Investment Trusts (REITs))	2,815,514
248,262	Ingenia Communities Group (Equity Real Estate Investment Trusts (REITs))	817,304
73,500	Lendlease Corp. Ltd. (Real Estate Management & Development)	629,627
660,832	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	1,116,866
660,115	National Storage REIT (Equity Real Estate Investment Trusts (REITs))	1,195,632
121,068	NEXTDC Ltd.* (IT Services)	939,953
742,341	Scentre Group (Equity Real Estate Investment Trusts (REITs))	1,546,675
202,758	The GPT Group (Equity Real Estate Investment Trusts (REITs))	720,781
278,327	Transurban Group (Transportation Infrastructure)	2,794,851

		16,285,951

Belgium – 0.8%
2,756	Aedifica SA (Equity Real Estate Investment Trusts (REITs))	326,677
17,106	Shurgard Self Storage SA (Real Estate Management & Development)	989,866
9,088	VGP NV (Real Estate Management & Development)	2,363,758

		3,680,301

Brazil – 0.2%
585,932	Santos Brasil Participacoes SA (Transportation Infrastructure)	840,271

Canada – 8.0%
42,580	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,383,150
41,009	AltaGas Ltd. (Gas Utilities)	937,877
48,265	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	1,890,550
304,504	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	13,288,051
91,065	Gibson Energy, Inc. (Oil, Gas & Consumable Fuels)	1,733,896
34,852	Hydro One Ltd.(a) (Electric Utilities)	942,210
149,330	InterRent Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,640,171
132,010	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	4,995,140

Common Stocks – (continued)
Canada – (continued)
284,116	Summit Industrial Income REIT (Equity Real Estate Investment Trusts (REITs))	4,498,439
116,404	TC Energy Corp. (Oil, Gas & Consumable Fuels)	6,157,048

		37,466,532

China – 0.8%
164,600	China Gas Holdings Ltd. (Gas Utilities)	200,642
274,000	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	478,348
198,000	China Resources Gas Group Ltd. (Gas Utilities)	743,963
2,102,000	China Tower Corp. Ltd. Class H(a) (Diversified Telecommunication Services)	245,323
1,262,049	COSCO SHIPPING Ports Ltd. (Transportation Infrastructure)	899,887
109,300	ENN Energy Holdings Ltd. (Gas Utilities)	1,464,081

		4,032,244

Denmark(a) – 0.3%
11,014	Orsted A/S (Electric Utilities)	1,218,484

Finland – 0.4%
84,928	Kojamo Oyj (Real Estate Management & Development)	1,689,488

France – 2.7%
6,544	Gecina SA (Equity Real Estate Investment Trusts (REITs))	737,169
170,072	Getlink SE (Transportation Infrastructure)	3,112,166
117,361	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	2,809,112
6,826	Unibail-Rodamco-Westfield* (Equity Real Estate Investment Trusts (REITs))	481,745
55,760	Vinci SA (Construction & Engineering)	5,410,608

		12,550,800

Germany – 1.2%
119,235	Aroundtown SA (Real Estate Management & Development)	599,577
83,006	E.ON SE (Multi-Utilities)	863,840
109,422	Vonovia SE (Real Estate Management & Development)	4,359,478

		5,822,895

Hong Kong – 2.7%
288,275	CK Asset Holdings Ltd. (Real Estate Management & Development)	1,954,256
1,413,250	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	1,558,702

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
107,019	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	$499,239
167,808	Link REIT (Equity Real Estate Investment Trusts (REITs))	1,449,489
317,000	New World Development Co. Ltd. (Real Estate Management & Development)	1,212,459
239,139	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	2,754,184
496,790	Swire Properties Ltd. (Real Estate Management & Development)	1,190,586
490,921	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	2,313,498

		12,932,413

Italy – 1.0%
51,164	Atlantia SpA (Transportation Infrastructure)*	1,220,545
153,688	Snam SpA (Gas Utilities)	842,917
319,260	Terna – Rete Elettrica Nazionale (Electric Utilities)	2,603,911

		4,667,373

Japan – 6.1%
848	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	2,064,033
144	Daiwa Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	815,221
16,500	East Japan Railway Co. (Road & Rail)	860,422
1,004	GLP J-REIT (Equity Real Estate Investment Trusts (REITs))	1,354,772
548	Industrial & Infrastructure Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	786,317
4,536	Invincible Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,479,085
2,804	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,424,113
3,172	Japan Metropolitan Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	2,521,196
209,188	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	3,047,152
260,372	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	5,518,256
233	Mitsui Fudosan Logistics Park, Inc. (Equity Real Estate Investment Trusts (REITs))	998,969
319	Mori Hills REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	361,790
27	Nippon Accommodations Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	132,945

Common Stocks – (continued)
Japan – (continued)
349	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	1,811,765
1,330	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	1,669,867
733	Sekisui House Reit, Inc. (Equity Real Estate Investment Trusts (REITs))	428,916
8,000	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	212,228
34,300	The Kansai Electric Power Co., Inc. (Electric Utilities)	300,674
18,600	Toho Gas Co. Ltd. (Gas Utilities)	436,338
27,800	Tokyo Gas Co. Ltd. (Gas Utilities)	532,494
202,408	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	1,053,264
21,700	West Japan Railway Co. (Road & Rail)	805,482

		28,615,299

Luxembourg – 0.1%
42,754	SES SA (Media)	382,542

Mexico – 0.2%
5,445	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation Infrastructure)	837,386
139,155	Prologis Property Mexico SA de CV (Equity Real Estate Investment Trusts (REITs))	373,485

		1,210,871

New Zealand* – 0.3%
284,384	Auckland International Airport Ltd. (Transportation Infrastructure)	1,428,462

Philippines – 0.1%
76,320	International Container Terminal Services, Inc. (Transportation Infrastructure)	313,369

Singapore – 2.0%
1,870,743	CapitaLand Integrated Commercial Trust (Equity Real Estate Investment Trusts (REITs))	3,134,601
1,097,948	Capitaland Investment Ltd. (Real Estate Management & Development)*	3,329,197
1,048,175	Digital Core REIT Management Pte Ltd.* (Equity Real Estate Investment Trusts (REITs))	1,039,241
2,656,473	Lendlease Global Commercial REIT (Equity Real Estate Investment Trusts (REITs))	1,517,393
262,100	Mapletree Industrial Trust (Equity Real Estate Investment Trusts (REITs))	492,507

		9,512,939

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Spain – 2.7%
19,460	Aena SME SA*(a) (Transportation Infrastructure)	$2,761,559
118,711	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	5,533,153
104,306	Ferrovial SA (Construction & Engineering)	2,674,860
91,015	Inmobiliaria Colonial Socimi SA (Equity Real Estate Investment Trusts (REITs))	756,825
75,543	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	820,673

		12,547,070

Sweden – 1.3%
24,573	Castellum AB (Real Estate Management & Development)	486,628
107,017	Fabege AB (Real Estate Management & Development)	1,298,986
24,436	Fastighets AB Balder Class B* (Real Estate Management & Development)	1,211,226
121,491	Pandox AB* (Real Estate Management & Development)	1,692,666
423,718	Samhallsbyggnadsbolaget i Norden AB (Real Estate Management & Development)	1,330,970
20,931	Wihlborgs Fastigheter AB (Real Estate Management & Development)	362,894

		6,383,370

United Kingdom – 5.8%
120,761	Big Yellow Group PLC (Equity Real Estate Investment Trusts (REITs))	2,182,389
642,924	Capital & Counties Properties PLC (Equity Real Estate Investment Trusts (REITs))	1,328,388
268,845	Grainger PLC (Real Estate Management & Development)	1,002,684
60,552	Great Portland Estates PLC (Equity Real Estate Investment Trusts (REITs))	514,323
624,908	National Grid PLC (Multi-Utilities)	9,284,240
127,832	Pennon Group PLC (Water Utilities)	1,776,386
62,799	Safestore Holdings PLC (Equity Real Estate Investment Trusts (REITs))	987,939
419,677	Segro PLC (Equity Real Estate Investment Trusts (REITs))	7,026,275
91,151	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	587,141
43,686	The UNITE Group PLC (Equity Real Estate Investment Trusts (REITs))	618,603
614,356	Tritax Big Box REIT PLC (Equity Real Estate Investment Trusts (REITs))	1,875,425

		27,183,793

United States – 56.8%
83,916	Acadia Realty Trust (Equity Real Estate Investment Trusts (REITs))	1,755,523

Common Stocks – (continued)
United States – (continued)
13,839	Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	939,945
37,031	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	6,745,567
27,785	Ameren Corp. (Multi-Utilities)	2,581,226
141,428	American Homes 4 Rent Class A (Equity Real Estate Investment Trusts (REITs))	5,601,963
58,537	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	14,108,588
26,691	American Water Works Co., Inc. (Water Utilities)	4,112,549
25,345	Apartment Income REIT Corp. (Equity Real Estate Investment Trusts (REITs))	1,246,214
16,915	Atmos Energy Corp. (Gas Utilities)	1,918,161
14,090	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	3,205,193
7,919	Brandywine Realty Trust (Equity Real Estate Investment Trusts (REITs))	92,415
41,596	Broadstone Net Lease, Inc. (Equity Real Estate Investment Trusts (REITs))	860,621
38,405	Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	6,025,360
155,665	CenterPoint Energy, Inc. (Multi-Utilities)	4,764,906
44,847	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	6,090,671
14,723	Clearway Energy, Inc. Class C (Independent Power and Renewable Electricity Producers)	449,493
32,836	Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,209,022
26,501	Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	951,386
65,976	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	12,219,415
41,360	CSX Corp. (Road & Rail)	1,420,302
153,164	CubeSmart (Equity Real Estate Investment Trusts (REITs))	7,276,822
10,208	D.R. Horton, Inc. (Household Durables)	710,375
18,799	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,746,910
30,528	DTE Midstream, Inc.* (Oil, Gas & Consumable Fuels)	1,640,880
627	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	34,328
25,993	Edison International (Electric Utilities)	1,788,058
76,738	EPR Properties (Equity Real Estate Investment Trusts (REITs))	4,030,280
7,880	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	5,666,350
13,713	Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,059,741
107,739	Equity Residential (Equity Real Estate Investment Trusts (REITs))	8,780,728

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
104,172	Essential Properties Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	$2,500,128
18,388	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	6,054,617
12,865	Evergy, Inc. (Electric Utilities)	872,890
41,790	Eversource Energy (Electric Utilities)	3,652,446
41,199	Exelon Corp. (Electric Utilities)	1,927,289
23,755	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	4,513,450
20,743	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	2,428,176
63,294	First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	3,671,052
12,682	Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	562,827
109,380	Global Medical REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,614,449
20,402	Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	552,486
36,012	Healthcare Trust of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	1,096,926
119,586	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	2,433,575
35,001	Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	814,823
129,912	Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	5,173,096
19,079	Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,335,530
205,817	Kimco Realty Corp. (Equity Real Estate Investment Trusts (REITs))	5,213,345
67,258	Kite Realty Group Trust (Equity Real Estate Investment Trusts (REITs))	1,499,853
38,623	Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	5,117,161
4,957	Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	740,229
50,898	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	936,014
79,164	NETSTREIT Corp. (Equity Real Estate Investment Trusts (REITs))	1,711,526
10,221	NextEra Energy, Inc. (Electric Utilities)	725,895
155,194	NiSource, Inc. (Multi-Utilities)	4,519,249
26,296	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	1,665,326
167,491	Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	3,301,248
234,196	PG&E Corp.* (Electric Utilities)	2,962,579
25,220	PNM Resources, Inc. (Electric Utilities)	1,176,765
12,708	Portland General Electric Co. (Electric Utilities)	601,470
83,627	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	13,404,572

Common Stocks – (continued)
United States – (continued)
9,455	Public Storage (Equity Real Estate Investment Trusts (REITs))	3,512,532
24,079	Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	1,657,358
100,189	Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	7,818,750
40,908	Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	477,805
22,935	SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	7,960,968
61,759	Sempra Energy (Multi-Utilities)	9,965,432
30,504	Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	3,599,472
11,562	SL Green Realty Corp. (Equity Real Estate Investment Trusts (REITs))	800,322
15,787	Southwest Gas Holdings, Inc. (Gas Utilities)	1,390,993
11,943	Spire, Inc. (Gas Utilities)	868,853
38,726	STORE Capital Corp. (Equity Real Estate Investment Trusts (REITs))	1,100,980
13,830	Sun Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	2,428,133
66,407	Sunstone Hotel Investors, Inc.* (Equity Real Estate Investment Trusts (REITs))	813,486
56,196	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	4,125,348
8,214	Terreno Realty Corp. (Equity Real Estate Investment Trusts (REITs))	597,569
193,353	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	2,426,580
154,499	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	5,297,771
8,405	Travel + Leisure Co. (Hotels, Restaurants & Leisure)	466,309
49,378	Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	2,742,948
107,009	VICI Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	3,189,928
3,630	Waste Connections, Inc. (Commercial Services & Supplies)	500,831
5,363	Waste Management, Inc. (Commercial Services & Supplies)	881,892
9,083	WEC Energy Group, Inc. (Multi-Utilities)	908,754
112,874	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	10,250,088
10,363	Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	427,163

		267,022,249

TOTAL COMMON STOCKS
(Cost $380,185,772)		$455,786,716

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

April 30, 2022 (Unaudited)

Shares	Dividend Rate	Value

Investment Company(b) – 3.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
15,785,563	0.317%	$15,785,563
(Cost $15,785,563)

TOTAL INVESTMENTS – 100.4%
(Cost $395,971,335)		$471,572,279

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(1,917,217)

NET ASSETS – 100.0%		$469,655,062

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Currency Abbreviations:
GBP	—British Pound
HKD	—Hong Kong Dollar
SGD	—Singapore Dollar
USD	—United States Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Allocation as of April 30, 2022

Sector	% of Total Market Value
Real Estate	64.7%
Utilities	14.9
Energy	9.6
Industrials	6.0
Investment Companies	3.3
Communication Services	1.3
Consumer Discretionary	0.4
Information Technology	0.2

Total Investments	100.4%

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
State Street Bank and Trust	USD	102,721	GBP	81,517	05/04/22	$219
	USD	80,900	HKD	634,695	05/04/22	10
	USD	18,625	SGD	25,718	05/05/22	28

TOTAL						$257

FUTURES CONTRACTS — At April 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Dow Jones U.S.Real Estate Index	228	06/17/22	$9,167,880	$135,227

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

April 30, 2022 (Unaudited)

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Assets:
Investments of unaffiliated issuers, at value (cost $344,573,894, $1,176,517,032 and $380,185,772, respectively)	$367,500,143	$1,072,691,339	$455,786,716
Investments of affiliated issuers, at value (cost $26,151,910, $58,139,576 and $15,785,563, respectively)	26,151,910	58,139,576	15,785,563
Unrealized gain on forward foreign currency exchange contracts	3,286,588	1,295,961	257
Cash	566,646	14,174,752	128,611
Foreign currencies, at value (cost $178,399, $1,729,757 and $282,891, respectively)	179,024	1,723,450	280,827
Variation margin on futures contracts	112,724	359,123	—
Variation margin on swaps contracts	—	48,916	—
Receivables:
Collateral on certain derivative contracts(a)	1,823,926	10,451,981	576,840
Foreign tax reclaims	630,608	296,174	136,755
Dividends and interest	494,200	15,116,724	808,613
Investments sold	439,927	53,707,420	17,708,815
Investments sold on an extended settlement basis	281,413	7,859,562	2,190,180
Fund shares sold	130,000	—	2,500,000
Reimbursement from investment adviser	100,721	—	—
Due from broker	—	1,237,222	—
Due from broker — upfront payment	—	100,758	—
Other assets	15,327	81,888	30,228
Total assets	401,713,157	1,237,284,846	495,933,405

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	650,847	6,254,530	—
Variation margin on futures contracts	—	—	307,826
Unrealized loss on unfunded loan commitment	—	6,165	—
Payables:
Fund shares redeemed	7,700,000	34,500,000	24,410,000
Due to broker	1,230,000	1,765,512	—
Investments purchased	515,337	38,001,817	258,173
Investments purchased on an extended settlement basis	252,941	3,728,648	395,041
Management fees	140,304	389,073	230,893
Distribution and service fees and transfer agency fees	6,910	20,313	8,646
Accrued expenses and other liabilities	1,846,281	1,609,397	667,764
Total liabilities	12,342,620	86,275,455	26,278,343

Net Assets:
Paid-in capital	335,848,537	1,327,887,119	381,396,927
Total distributable earnings (loss)	53,522,000	(176,877,728)	88,258,135

NET ASSETS	$389,370,537	$1,151,009,391	$469,655,062

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	39,403,587	145,035,037	43,170,579

Net asset value, offering and redemption price per share:	$9.88	$7.94	$10.88

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Forwards	Swaps
Multi-Manager Global Equity	$1,823,926	$—	$—
Multi-Manager Non-Core Fixed Income	140,521	1,060,000	9,251,460
Multi-Manager Real Assets Strategy	576,840	—	—

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2022 (Unaudited)

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $262,597, $552 and $383,716, respectively)	$3,422,621	$944,717	$7,150,587

Non-cash dividends — unaffiliated issuers	258,290	—	—

Dividends — affiliated issuers	12,246	36,178	6,967

Interest	—	34,360,218	—

Total investment income	3,693,157	35,341,113	7,157,554

Expenses:

Management fees	2,436,189	5,689,863	3,182,197

Custody, accounting and administrative services	698,118	508,432	280,443

Professional fees	120,928	108,641	91,605

Transfer Agency fees	47,305	133,879	63,644

Printing and mailing costs	19,133	23,262	19,209

Trustee fees	14,718	16,938	15,196

Registration fees	12,027	110,036	34,260

Prime broker fees	4,614	870	—

Other	5,505	11,532	8,481

Total expenses	3,358,537	6,603,453	3,695,035

Less — expense reductions	(2,155,780)	(3,000,630)	(1,495,458)

Net expenses	1,202,757	3,602,823	2,199,577

NET INVESTMENT INCOME	2,490,400	31,738,290	4,957,977

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $39,328, $0 and $13,656, respectively)	34,361,376	(40,970,195)	32,946,749

Futures contracts	(1,469,696)	902,478	(309,368)

Swap contracts	—	(458,892)	—

Forward foreign currency exchange contracts	5,003,234	(4,731,385)	(8,116)

Foreign currency transactions	(291,711)	(292,686)	(140,114)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(99,760,605)	(99,709,297)	(51,975,192)

Futures contracts	(1,819,297)	(120,687)	(234,744)

Unfunded loan commitments	—	(5,879)	—

Swap contracts	—	(1,038,890)	—

Forward foreign currency exchange contracts	2,027,203	(3,431,778)	257

Foreign currency translation	1,439	(89,925)	(31,999)

Net realized and unrealized loss	(61,948,057)	(149,947,136)	(19,752,527)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(59,457,657)	$(118,208,846)	$(14,794,550)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund		Multi-Manager Non-Core Fixed Income Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:
Net investment income	$2,490,400	$5,925,652	$31,738,290	$52,169,031
Net realized gain (loss)	37,603,203	121,160,990	(45,550,680)	(4,138,875)
Net change in unrealized gain (loss)	(99,551,260)	70,851,939	(104,396,456)	21,040,650
Net increase (decrease) in net assets resulting from operations	(59,457,657)	197,938,581	(118,208,846)	69,070,806

Distributions to shareholders:
From distributable earnings	(127,713,203)	(11,198,105)	(32,585,787)	(49,948,317)
From return of capital	—	—	—	(3,326,163)
Total distributions to shareholders	(127,713,203)	(11,198,105)	(32,585,787)	(53,274,480)

From share transactions:
Proceeds from sales of shares	7,140,000	27,650,000	52,750,000	664,383,000
Reinvestment of distributions	127,713,203	11,198,105	32,574,473	53,171,912

Cost of shares redeemed	(84,709,280)	(226,639,947)	(208,599,482)	(248,296,288)
Net increase (decrease) in net assets resulting from share transactions	50,143,923	(187,791,842)	(123,275,009)	469,258,624
TOTAL INCREASE (DECREASE)	(137,026,937)	(1,051,366)	(274,069,642)	485,054,950

Net assets:
Beginning of period	526,397,474	527,448,840	1,425,079,033	940,024,083

End of period	$389,370,537	$526,397,474	$1,151,009,391	$1,425,079,033

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager Real Assets Strategy Fund
	For the Six Months Ended April 30, 2022 (Unaudited)	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income	$4,957,977	$12,550,336

Net realized gain	32,489,151	44,666,452

Net change in unrealized gain (loss)	(52,241,678)	108,096,361

Net increase (decrease) in net assets resulting from operations	(14,794,550)	165,313,149

Distributions to shareholders:

From distributable earnings	(37,115,315)	(7,892,296)

From share transactions:

Proceeds from sales of shares	27,000,000	229,310,000

Reinvestment of distributions	37,115,315	7,892,296

Cost of shares redeemed	(275,857,768)	(121,265,768)

Net increase (decrease) in net assets resulting from share transactions	(211,742,453)	115,936,528

TOTAL INCREASE (DECREASE)	(263,652,318)	273,357,381

Net assets:

Beginning of period	733,307,380	459,949,999

End of period	$469,655,062	$733,307,380

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Global Equity Fund
	Class R6 Shares(a)
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$14.91		$10.64	$10.97	$10.62	$11.36	$9.49

Net investment income(b)	0.06		0.14	0.14	0.19	0.15	0.11

Net realized and unrealized gain (loss)	(1.53)		4.37	0.15	0.91	(0.52)	1.91

Total from investment operations	(1.47)		4.51	0.29	1.10	(0.37)	2.02

Distributions to shareholders from net investment income	(0.18)		(0.09)	(0.33)	(0.19)	(0.15)	(0.15)

Distributions to shareholder from net realized gains	(3.38)		(0.15)	(0.29)	(0.56)	(0.22)	—

Total distributions	(3.56)		(0.24)	(0.62)	(0.75)	(0.37)	(0.15)

Net asset value, end of period	$9.88		$14.91	$10.64	$10.97	$10.62	$11.36

Total return(c)	(12.62)%		42.93%	2.60%	11.39%	(3.43)%	21.63%

Net assets, end of period (in 000s)	$389,371		$526,397	$527,449	$462,441	$633,577	$490,497

Ratio of net expenses to average net assets	0.51	%(d)	0.51%	0.46%	0.72%	0.80%	0.85%

Ratio of total expenses to average net assets	1.42	%(d)	1.31%	1.53%	1.42%	1.39%	1.47%

Ratio of net investment income to average net assets	1.05	%(d)	1.07%	1.34%	1.81%	1.29%	1.03%

Portfolio turnover rate(e)	40%		83%	79%	91%	76%	88%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect thse impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund
	Class R6 Shares(a)
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$8.91		$8.70	$9.06	$8.83	$9.60	$9.60

Net investment income(b)	0.20		0.43	0.45	0.54	0.51	0.50

Net realized and unrealized gain (loss)	(0.96)		0.22	(0.35)	0.31	(0.77)	—

Total from investment operations	(0.76)		0.65	0.10	0.85	(0.26)	0.50

Distributions to shareholders from net investment income	(0.21)		(0.41)	(0.40)	(0.55)	(0.39)	(0.47)

Distributions to shareholder from return of capital	—		(0.03)	(0.06)	(0.07)	(0.12)	(0.03)

Total distributions	(0.21)		(0.44)	(0.46)	(0.62)	(0.51)	(0.50)

Net asset value, end of period	$7.94		$8.91	$8.70	$9.06	$8.83	$9.60

Total return(c)	(8.68)%		7.47%	1.21%	9.03%	(2.84)%	5.38%

Net assets, end of period (in 000s)	$1,151,009		$1,425,079	$940,024	$820,164	$683,830	$401,682

Ratio of net expenses to average net assets	0.54	%(d)	0.55%	0.60%	0.61%	0.70%	0.70%

Ratio of total expenses to average net assets	0.99	%(d)	0.98%	1.04%	1.05%	1.08%	1.12%

Ratio of net investment income to average net assets	4.74	%(d)	4.69%	5.20%	6.01%	5.52%	5.26%

Portfolio turnover rate(e)	40%		96%	102%	150%	123%	152%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Real Assets Strategy Fund
	Class R6 Shares(a)
	Six Months Ended April 30, 2022 (Unaudited)		Year Ended October 31,
			2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of period	$11.76		$8.93	$10.78	$9.24	$9.66	$9.17

Net investment income(b)	0.09		0.22	0.19	0.22	0.23 (c)	0.20

Net realized and unrealized gain (loss)	(0.36)		2.76	(1.51)	1.57	(0.41)	0.58

Total from investment operations	(0.27)		2.98	(1.32)	1.79	(0.18)	0.78

Distributions to shareholders from net investment income	(0.35)		(0.15)	(0.35)	(0.20)	(0.05)	(0.29)

Distributions to shareholder from net realized gains	(0.26)		—	(0.18)	(0.05)	(0.19)	—

Total distributions	(0.61)		(0.15)	(0.53)	(0.25)	(0.24)	(0.29)

Net asset value, end of period	$10.88		$11.76	$8.93	$10.78	$9.24	$9.66

Total return(d)	(2.57)%		33.70%	(12.86)%	20.04%	(1.88)%	8.65%

Net assets, end of period (in 000s)	$469,655		$733,307	$459,950	$449,938	$387,008	$212,441

Ratio of net expenses to average net assets	0.69	%(e)	0.69%	0.77%	0.81%	0.90%	0.90%

Ratio of total expenses to average net assets	1.16	%(e)	1.16%	1.21%	1.24%	1.32%	1.32%

Ratio of net investment income to average net assets	1.56	%(e)	2.08%	2.02%	2.23%	2.37%	2.10%

Portfolio turnover rate(f)	53%		96%	92%	97%	86%	131%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.45% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

April 30, 2022 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager Global Equity Fund	Class R6	Diversified
Multi-Manager Non-Core Fixed Income Fund	Class R6	Diversified
Mutli-Manager Real Assets Strategy Fund	Class R6	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of April 30, 2022, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Axiom Investors LLC, Boston Partners Global Investors, Inc., Causeway Capital Management LLC, Diamond Hill Capital Management Inc., GW&K Investment Management, LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management, Principal Global Investors, LLC, T. Rowe Price Associates, Inc., Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management, LLC and Wellington Management Company LLP; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II LLC, BlueBay Asset Management LLP*, Brigade Capital Management, LP, Marathon Asset Management, L.P., Nuveen Asset Management, LLC, Pacific Asset Management LLC, RBC Global Asset Management (U.S.) Inc.*, River Canyon Fund Management, LLC, and TCW Investment Management Company LLC; and for the Multi-Manager Real Assets Strategy Fund with Cohen & Steers Capital Management, Inc., Principal Real Estate Investors, LLC, PGIM Real Estate, a business unit of PGIM, Inc., Presima Inc., and RREEF America L.L.C. (the “Underlying Managers”). Effective March 7, 2022, Presima Inc. no longer served as an Underlying Manager for the Goldman Sachs Multi-Manager Real Assets Strategy Fund. Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

*	As of November 1, 2021, RBC Global Asset Management (U.S.) Inc. assumed investment management responsibilities from BlueBay Asset Management USA LLC. BlueBay Asset Management LLP and RBC Global Asset Management (U.S.) Inc. co-manage an allocation of global high yield debt for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Multi-Manager Global Equity	Annually	Annually
Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually
Multi-Manager Real Assets Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety.The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Multi-Manager Non-Core Fixed Income Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date.All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available.. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement. The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2022:

MULTI-MANAGER GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$471,555	$960,035	$—

Asia	4,830,150	56,035,158	—

Australia and Oceania	632,671	2,599,060	—

Europe	10,415,262	78,164,325	—

North America	208,774,222	41,434	—

South America	2,398,787	535,546	—

Warrants	—	140	—

Exchange Traded Funds	1,641,798	—	—

Investment Companies	26,151,910	—	—

Total	$255,316,355	$138,335,698	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$3,286,588	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(650,847)	$—

Futures Contracts	(703,376)	—	—

Total	$(703,376)	$(650,847)	$—

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Foreign Debt Obligations	$—	$370,149,467	$—

Corporate Obligations	—	447,262,934	207,109

Bank Loans	—	244,168,229	3,431,627

Common Stock and/or Other Equity Investments(a)

North America	878,248	3,954,163	1,654,881

Warrants	—	216,207	768,474

Investment Company	58,139,576	—	—

Total	$59,017,824	$1,065,751,000	$6,062,091

Liabilities

Fixed Income

Unfunded Loan Committment	$—	$(6,165)	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$1,295,961	$—

Futures Contracts	437,814	—	—

Total	$437,814	$1,295,961	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(6,254,530)	$—

Futures Contracts	(325,785)	—	—

Credit Default Swap Contracts	—	(1,031,783)	—

Total	$(325,785)	$(7,286,313)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER REAL ASSETS STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$132,945	$55,273,319	$—

Australia and Oceania	—	17,714,413	—

Europe	1,002,684	75,123,432	—

North America	305,699,652	—	—

South America	840,271	—	—

Investment Company	15,785,563	—	—

Total	$323,461,115	$148,111,164	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$257	$—

Futures Contracts	135,227	—	—

Total	$135,227	$257	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$3,286,588	Payable for unrealized loss on forward foreign currency exchange contracts	$(650,847)
Equity	—	—	Variation margin on futures contracts	(703,376)	(a)
Total		$3,286,588		$(1,354,223)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Non-Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures contracts	$437,814	(a)	Variation margin on futures contracts	$(325,785)	(a)
Credit				Variation margin on swap contracts	(1,031,783)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,295,961		Payable for unrealized loss on forward foreign currency exchange contracts	(6,254,530)
Total		$1,733,775			$(7,612,098)

Multi-Manager Real Assets Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$257		—	$—
Equity	Variation margin on futures contracts	135,227	(a)	—	—
Total		$135,484			$—

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$5,003,234	$2,027,203
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,469,696)	(1,819,297)
Total		$3,533,538	$207,906

Multi-Manager Non-Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain
Interest rate	Net realized gain (loss) from futures contracts / Net change in unrealized gain (loss) on futures contracts contracts	$902,478	$(120,687)
Credit	Net realized gain (loss) from swap contracts/ Net change in unrealized gain (loss) on swap contracts	(458,892)	(1,038,890)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/ Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(4,731,385)	(3,431,778)
Total		$(4,287,799)	$(4,591,355)

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Real Assets Strategy Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$(8,116)	$257
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(309,368)	(234,744)
Total		$(317,484)	$(234,487)

For the six months ended April 30, 2022, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)
	Futures contracts	Forward contracts	Swap Agreements
Multi-Manager Global Equity Fund	182	$248,356,302	$—
Multi Manager Non Core Fixed Income Fund	100	199,926,777	42,140,000
Multi-Manager Real Asset Strategy Fund	324	601,418	—

(a)	Amounts(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, and swap agreements, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives for the six months ended April 30, 2022.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2022:

Multi-Manager Global Equity Fund
	Derivative Assets(1)	Derivative Liabilities(1)
Counterparty	Forward Currency Contracts	Forward Currency Contracts	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
BNP Paribas SA	$2,429,621	$(481,361)	$1,948,260	$(1,230,000)	$718,260
Brown Brothers Harriman & Co.	—	(34)	(34)	—	(34)
JPMorgan Securities, Inc.	856,411	(168,841)	687,570	—	687,570
State Street Bank and Trust	556	(611)	(55)	—	(55)

Total	$3,286,588	$(650,847)	$2,635,741	$(1,230,000)	$1,405,741

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate*^
Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.39%
Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85%	0.40%
Multi-Manager Real Asset Strategy	1.00	0.90	0.86	0.84	0.82	1.00%	0.53%

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares and/or Class R6 Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended April 30, 2022, GSAM waived $23,616, $73,028 and $13,028 of the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds’ management fees, respectively.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Class R6 Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund are 0.75%, 0.70%, and 0.90% respectively. In addition, GSAM has agreed to reduce or limit certain “Other Expenses” of the Multi-Manager Global Equity Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of its average daily net assets. The Total Annual Operating Expenses and Other Expense limitations will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager Global Equity	$1,521,875	$633,905	$2,155,780
Multi-Manager Non-Core Fixed Income	3,000,630	—	3,000,630
Multi-Manager Real Assets Strategy	1,495,458	—	1,495,458

D.  Line of Credit Facility — As of April 30, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

E.  Other Transactions with Affiliates — For the six months ended April 30, 2022, Goldman Sachs earned $168, $235 and $1,190, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund respectively.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2022:

Fund	Market Value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Market Value as of April 30, 2022	Shares as of April 30, 2022	Dividend Income from Affiliated Investment Companies

Multi-Manager Global Equity
Goldman Sachs Financial Square Government Fund — Institutional Shares	$12,999,041	$139,955,855	$(140,778,620)	$12,176,276	12,176,276	$5,719
Goldman Sachs Financial Square Government Fund — Class R6 Shares	21,160,598	41,344,513	(48,529,477)	13,975,634	13,975,634	6,527

Multi-Manager Non-Core Fixed Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	131,055,477	570,259,045	(643,174,946)	58,139,576	58,139,576	36,178

Multi-Manager Real Asset Strategy
Goldman Sachs Financial Square Government Fund — Institutional Shares	12,166,287	145,580,527	(141,961,251)	15,785,563	15,785,563	6,967

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2022, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities
Multi-Manager Global Equity	$—	$211,212,821	$—	$274,278,291
Multi-Manager Non-Core Fixed Income	3,706,362	15,092,757	488,456,613	596,214,034
Multi-Manager Real Asset Strategy	—	320,730,866	—	555,336,795

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2021, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non Core Fixed Income	Multi-Manager Real Assets Strategy
Capital loss carryforwards:
Perpetual short-term	$—	$(2,026,460)	$—
Perpetual long-term	—	(14,338,065)	—
Total capital loss carryforwards:	$—	$(16,364,525)	$—
Timing differences (Straddle Loss Deferral/Dividend Payable)	$(14,548)	$(1,526,380)	$—

As of April 30, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non Core Fixed Income	Multi-Manager Real Assets Strategy
Tax Cost	$380,944,379	$1,237,253,245	$417,373,873
Gross unrealized gain	50,485,005	9,003,330	86,314,891
Gross unrealized loss	(37,777,331)	(115,425,660)	(32,116,485)
Net unrealized gains (losses) on securities	12,707,674	(106,422,330)	54,198,406

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of swap transactions, material modification of debt securities, market discount accretion and premium amortization, partnership investments, and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions,

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

8. OTHER RISKS (continued)

dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Interest Rate Risk— When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2022 (Unaudited)

8. OTHER RISKS (continued)

purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds has unsettled or open transactions defaults.

Multi-Manager Approach Risk— The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund
	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class R6 Shares
Shares sold	515,504	$7,140,000	1,915,368	$27,650,000
Reinvestment of distributions	11,242,054	127,713,203	926,961	11,198,105
Shares redeemed	(7,658,513)	(84,709,280)	(17,114,617)	(226,639,947)

NET INCREASE (DECREASE)	4,099,045	$50,143,923	(14,272,288)	$(187,791,842)

	Multi-Manager Non-Core Fixed Income Fund
	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class R6 Shares
Shares sold	6,206,680	$52,750,000	73,449,726	$664,383,000
Reinvestment of distributions	3,850,701	32,574,473	5,845,623	53,171,912
Shares redeemed	(25,001,689)	(208,599,482)	(27,333,492)	(248,296,288)

NET INCREASE (DECREASE)	(14,944,308)	$(123,275,009)	51,961,857	$469,258,624

	Multi-Manager Real Assets Strategy Fund
	For the Six Months Ended April 30, 2022 (Unaudited)		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class R6 Shares
Shares sold	2,436,265	$27,000,000	21,161,423	$229,310,000
Reinvestment of distributions	3,236,155	37,115,315	807,809	7,892,296
Shares redeemed	(24,869,195)	(275,857,768)	(11,109,422)	(121,265,768)

NET INCREASE (DECREASE)	(19,196,775)	$(211,742,453)	10,859,810	$115,936,528

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Liquidity Risk Management Program (Unaudited)

Each Portfolio has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Portfolio’s liquidity risk, i.e., the risk that a Portfolio is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Board of Trustees of the Trust has designated GSAM, each Portfolio’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Portfolio that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Portfolio’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 3-4, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Portfolio’s prospectus for more information regarding the Portfolio’s exposure to liquidity risk and other risks to which it may be subject.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Fund Expenses — Six Months Period Ended April 30, 2022 (Unaudited)

As a shareholder of Class R6 Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 through April 30, 2022, which represents a period of 181 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund				Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/22*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/22*	Beginning Account Value 11/1/21	Ending Account Value 4/30/22		Expenses Paid for the 6 months ended 4/30/22*
Class R6
Actual	$1,000.00	$873.77		$2.37	$1,000.00	$913.20		$2.56	$1,000.00	$974.30		$3.38
Hypothethical 5% return	1,000.00	1,022.27	+	2.56	1,000.00	1,022.12	+	2.71	1,000.00	1,021.37	+	3.46

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class R6
Multi-Manager Global Equity	0.51%
Multi-Manager Non-Core Fixed Income	0.54
Multi-Manager Real Assets Strategy	0.69

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Multi-Manager Global Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the assets of the Fund among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on November 16-17, 2021, the Trustees present, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and Diamond Hill Capital Management, Inc. (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees present relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that the Sub-Adviser currently manages other assets for the Investment Adviser’s clients. They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule, which includes breakpoints. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the Sub-Adviser. The Trustees considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Multi-Manager Non-Core Fixed Income Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the assets of the Fund among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on November 16-17, 2021, the Trustees present, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and Pacific Asset Management LLC (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees present relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that the Sub-Adviser currently manages other assets for the Investment Adviser’s clients. They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule, which includes breakpoints. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the Sub-Adviser. The Trustees considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the assets of the Fund among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on February 3-4, 2022, the Trustees present, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and Principal Real Estate Investors, LLC (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees present relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that an affiliate of the Sub-Adviser currently manages assets for another investment portfolio of the Trust. They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule, which includes breakpoints. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the Sub-Adviser. The Trustees considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Multi-Manager Global Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the assets of the Fund among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on November 16-17, 2021, the Trustees present, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and T. Rowe Price Associates, Inc. (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees present relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that the Sub-Adviser currently manages other assets for the Investment Adviser’s clients. They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule, which includes breakpoints. They noted that the compensation paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the Sub-Adviser. The Trustees considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees present, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust II (“the Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against/Withheld	Abstain

Steven D. Krichmar	997,212,261	10,105,414	0

Linda A. Lang	1,004,981,372	2,336,303	0

Michael Latham	995,719,416	11,598,259	0

Lawrence W. Stranghoener	995,630,574	11,687,101	0

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Funds’ operations are difficult to predict.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.13 trillion in assets under supervision as of March 31, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[5]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[6]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on July 29, 2021, the Goldman Sachs Short Duration Income Fund was renamed the Goldman Sachs Short Duration Bond Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[6]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about each Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2022 Goldman Sachs. All rights reserved. 281685-OTU-1625019 SMACSAR-22

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on November 4, 2021 for its Target Date Portfolios.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	June 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	June 30, 2022

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust II

Date:	June 30, 2022